THE STRONG FUNDS

Strong Asia Pacific Fund                                 Strong Life Stage Series - Aggressive Portfolio
Strong Balanced Fund                                     Strong Life Stage Series - Conservative Portfolio
Strong Corporate Bond Fund                               Strong Life Stage Series - Moderate Portfolio
Strong Discovery Fund                                    Strong Mid Cap Disciplined Fund
Strong Dividend Income Fund                              Strong Minnesota Tax-Free Fund
Strong Dow 30 Value Fund                                 Strong Money Market Fund
Strong Endeavor Fund                                     Strong Municipal Money Market Fund
Strong Energy Fund                                       Strong Opportunity Fund
Strong Enterprise Fund                                   Strong Overseas Fund
Strong Florida Municipal Money Market Fund               Strong Short-Term Bond Fund
Strong Government Securities Fund                        Strong Short-Term High Yield Bond Fund
Strong Growth Fund                                       Strong Short-Term High Yield Municipal Fund
Strong Growth 20 Fund                                    Strong Short-Term Income Fund
Strong Growth and Income Fund                            Strong Short-Term Municipal Bond Fund
Strong Heritage Money Fund                               Strong Small Company Value Fund
Strong High-Yield Bond Fund                              Strong Small/Mid Cap Value Fund
Strong Index 500 Fund                                    Strong Tax-Free Money Fund
Strong Intermediate Municipal Bond Fund                  Strong Ultra Short-Term Income Fund
Strong Large Cap Core Fund                               Strong Ultra Short-Term Municipal Income Fund
Strong Large Cap Growth Fund                             Strong Wisconsin Tax-Free Fund
Strong Large Company Growth Fund

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR DECEMBER 10, 2004

To the Shareholders of the Strong Funds:

            A special meeting of shareholders of each of the Strong Funds listed above will be held on Friday, December 10, 2004, at 9:00 a.m. (Central Time) at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 ("Meeting"). At the Meeting, shareholders will be asked to consider and act upon the Proposals set forth below and transact such other business as may properly come before the Meeting. The table below lists each Proposal on which shareholders will be asked to vote and identifies shareholders entitled to vote on each Proposal:

PROPOSAL                                                                        SHAREHOLDERS ENTITLED TO VOTE
Proposal 1:     Approval of an Agreement and Plan of Reorganization, under      Shareholders of each Strong Fund with respect to the
                  which substantially all of the assets of each Strong Fund     applicable reorganization shown below.
                  will be transferred to a corresponding Wells Fargo Fund as listed below.

STRONG FUND                    PROPOSED TO BE REORGANIZED  INTO THIS               WELLS FARGO ("WF") FUND
Strong Asia Pacific Fund                                                        WF Asia Pacific Fund (New)
Strong Balanced Fund                                                            WF Balanced Fund (New)
Strong Corporate Bond Fund                                                      WF Corporate Bond Fund (New)
Strong Discovery Fund                                                           WF Discovery Fund (New)
Strong Dividend Income Fund                                                     WF Dividend Income Fund (New)
Strong Dow 30 Value Fund                                                        WF Dividend Income Fund (New)
Strong Endeavor Fund                                                            WF Capital Growth Fund (New)

STRONG FUND                    PROPOSED TO BE REORGANIZED  INTO THIS               WELLS FARGO ("WF") FUND
Strong Energy Fund                                                              WF Dividend Income Fund (New)
Strong Enterprise Fund                                                          WF Enterprise Fund (New)
Strong Florida Municipal Money Market Fund                                      WF National Tax-Free Money Market Fund
Strong Government Securities Fund                                               WF Government Securities Fund (New)
Strong Growth Fund                                                              WF Growth Fund (New)
Strong Growth 20 Fund                                                           WF Growth Fund (New)
Strong Growth and Income Fund                                                   WF Growth and Income Fund (New)
Strong Heritage Money Fund                                                      WF Heritage Money Market Fund (New)
Strong High-Yield Bond Fund                                                     WF High Income Fund (New)
Strong Index 500 Fund                                                           WF Index Fund
Strong Intermediate Municipal Bond Fund                                         WF Intermediate Tax-Free Fund (New)
Strong Large Cap Core Fund                                                      WF Growth and Income Fund (New)
Strong Large Cap Growth Fund                                                    WF Large Cap Growth Fund (New)
Strong Large Company Growth Fund                                                WF Capital Growth Fund (New)
Strong Life Stage Series - Aggressive Portfolio                                 WF Life Stage - Aggressive Portfolio (New)
Strong Life Stage Series - Conservative Portfolio                               WF Life Stage - Conservative Portfolio (New)
Strong Life Stage Series - Moderate Portfolio                                   WF Life Stage - Moderate Portfolio (New)
Strong Mid Cap Disciplined Fund                                                 WF Mid Cap Disciplined Fund (New)
Strong Minnesota Tax-Free Fund                                                  WF Minnesota Tax-Free Fund
Strong Money Market Fund                                                        WF Money Market Fund
Strong Municipal Money Market Fund                                              WF Municipal Money Market Fund (New)
Strong Opportunity Fund                                                         WF Opportunity Fund (New)
Strong Overseas Fund                                                            WF Overseas Fund (New)
Strong Short-Term Bond Fund                                                     WF Short-Term Bond Fund (New)
Strong Short-Term High Yield Bond Fund                                          WF Short-Term High Yield Bond Fund (New)
Strong Short-Term High Yield Municipal Fund                                     WF Short-Term Municipal Bond Fund (New)
Strong Short-Term Income Fund                                                   WF Short-Term Bond Fund (New)
Strong Short-Term Municipal Bond Fund                                           WF Short-Term Municipal Bond Fund (New)
Strong Small Company Value Fund                                                 WF Small Cap Disciplined Fund (New)
Strong Small/Mid Cap Value Fund                                                 WF Small/Mid Cap Value Fund (New)
Strong Tax-Free Money Fund                                                      WF National Tax-Free Money Market Fund
Strong Ultra Short-Term Income Fund                                             WF Ultra Short-Term Income Fund (New)
Strong Ultra Short-Term Municipal Income Fund                                   WF Ultra Short-Term Municipal Income Fund (New)
Strong Wisconsin Tax-Free Fund                                                  WF Wisconsin Tax-Free Fund (New)

Proposal 2: Approval of an interim advisory agreement.                    Shareholders of each Strong Fund, except the Strong Index
                                                                          500 Fund and Strong Life Stage Series- Aggressive, Strong
                                                                          Life Stage Series- Conservative, and Strong Life Stage
                                                                          Series- Moderate Portfolios.

Proposal 3: Approval of an interim sub-advisory agreement.

    3.a.:  Approval of an interim sub-advisory agreement with Wells       Shareholders of each Strong Fund, except the Strong Growth
    Capital Management Incorporated.                                      and Income, Strong Index 500, Strong Large Cap Core, and
                                                                          Strong Overseas Funds and Strong Life Stage Series -
                                                                          Aggressive, Strong Life Stage Series - Conservative, and
                                                                          Strong Life Stage Series - Moderate Portfolios.

    3.b.: Approval of an interim sub-advisory agreement with Matrix       Shareholders of the Strong Growth and Income and Strong
    Asset Advisors, Inc.                                                  Large Cap Core Funds.

    3.c.: Approval of an interim sub-advisory agreement with New          Shareholders of the Strong Overseas Fund.
    Star Institutional Managers Limited.

            Only shareholders of record as of the close of business on October 1, 2004, are entitled to receive this notice and vote at the Meeting or at any adjournment thereof. Whether or not you expect to attend the Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions. You may also vote by completing, dating, and signing your proxy card and mailing it to us.

                                  By Order of the Board of Directors/Trustees of the Strong Funds,


                                  Thomas M. Zoeller
                                  Vice President
[OCTOBER  , 2004]
Menomonee Falls, WI

                                THE STRONG FUNDS
                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-800-368-3863

                             WELLS FARGO FUNDS TRUST
                                525 MARKET STREET
                         SAN FRANCISCO, CALIFORNIA 94105
                                 1-800-222-8222

                       COMBINED PROSPECTUS/PROXY STATEMENT
                                [OCTOBER , 2004]

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

            This document is a combined prospectus and proxy statement, and we refer to it as the Prospectus/Proxy Statement. It contains the information that shareholders of the Strong Funds listed in the Notice of Special Meeting of Shareholders ("Strong Funds" or "Acquired Funds") should know before voting on the proposed reorganization, interim investment advisory agreement and interim investment sub-advisory agreements that are described herein, and should be retained for future reference. It is both the proxy statement of the Strong Funds and also a prospectus for the applicable series of Wells Fargo Funds Trust ("Wells Fargo Funds" or "Acquiring Funds"). We may refer to the Strong Funds and the Wells Fargo Funds collectively as the "Funds" or, each fund individually, as a "Fund."

HOW WILL THE REORGANIZATION WORK?

            The reorganization of each Strong Fund into a Wells Fargo Fund (individually or collectively, "Reorganization") as described in the Agreement and Plan of Reorganization ("Reorganization Plan") attached as Exhibit F, will involve three steps:

            o the transfer of substantially all of the assets and liabilities of the Strong Fund to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

            o the PRO RATA distribution of shares of the same or a comparable class ("Class") of the Acquiring Fund to the shareholders of record of the Strong Fund as of immediately prior to 9:00 a.m., Eastern Time ("Effective Time") on the business day following the closing date ("Closing Date") of the Reorganization in redemption of all shares of the Strong Fund; and

            o     the liquidation and dissolution of the Strong Fund.

            As a result of the Reorganization, shareholders of each Strong Fund will hold shares, generally of the same or a comparable Class, of the corresponding Acquiring Fund, as described in this Prospectus/Proxy Statement. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Strong Fund that you held immediately before the Reorganization. The Board of Directors/Trustees of the Strong Funds ("Board" or "Directors") has approved the Reorganization of each Strong Fund. Any Strong Fund whose shareholders do not approve the Reorganization will not participate in the Reorganization. Any such Strong Fund may continue its operations beyond the date of the Reorganization of the other Strong Funds, and the Board of the affected Strong Fund will consider what further action is appropriate, including the possible engagement of another investment adviser or the liquidation of the Strong Fund.

WHAT ARE THE INTERIM INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS?

            The Board has also approved engaging Wells Fargo Funds Management, LLC ("Funds Management") to replace Strong Capital Management, Inc. ("SCM") as investment adviser to the Strong Funds. If shareholders approve the Interim Investment Advisory Agreement, Funds Management will advise the Strong Funds beginning shortly after the Meeting and continuing until the closing of the Reorganization. In addition, the Board has approved Wells Capital Management Incorporated ("Wells Capital"), Matrix Asset Advisors, Inc. and New Star

Institutional Managers Limited ("New Star") as interim investment sub-advisers to various Strong Funds, as described in this Prospectus/Proxy Statement. If shareholders approve the Interim Sub-Advisory Agreements, the sub-adviser will sub-advise the Strong Fund beginning shortly after the Meeting. If shareholders of a Strong Fund approve these new advisory arrangements but fail to approve the Reorganization, or the Reorganization otherwise does not close, these advisory arrangements would continue indefinitely, until terminated in accordance with their terms. If shareholders of a Strong Fund approve the Reorganization, but fail to approve these advisory arrangements, or they approve one of these advisory arrangements for a Strong Fund but fail to approve the other, the Board will consider what further action is appropriate, including possibly continuing the SCM engagement or taking steps to seek to engage a different adviser.

--------------------------------------------------------------------------------
 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS IS AVAILABLE IN THE:

            o     Prospectuses for the Strong Funds;

            o Annual and Semi-Annual Reports to shareholders of the Strong Funds and, as applicable, the Acquiring Funds; and

            o Statements of Additional Information, or SAIs, for the Strong Funds and the Acquiring Funds.

            These documents are on ?le with the SEC.

            The prospectuses, SAIs, and Annual and Semi-Annual Reports, of the Strong Funds are incorporated by reference and are legally deemed to be part of this Prospectus/Proxy Statement. The SAIs to this Prospectus/Proxy Statement, dated the same date as this Prospectus/Proxy Statement, also are incorporated by reference and are legally deemed to be part of this document. The prospectuses and the most recent Annual Report to shareholders of the Strong Funds, containing audited financial statements for the most recent fiscal year, and the most recent Semi-Annual Report to shareholders of the Strong Funds have been previously mailed to shareholders.

            Copies of all of these documents are available upon request without charge by writing to or calling:

   Wells Fargo Funds                                 Strong Funds
   P.O. Box 8266                                     P.O. Box 2936
   Boston, MA 02266-8266                             Milwaukee, WI 53201-2936
   1-800-222-8222                                    1-800-368-3863

            You also may view or obtain these documents from the SEC:

      In Person:                At the SEC's Public Reference Room in
                                Washington, D.C., and regional offices in New
                                York City, at 233 Broadway, and in Chicago, at
                                175 West Jackson Boulevard, Suite 900

      By Phone:                 1-800-SEC-0330

      By Mail:                  Public Reference Section
                                Securities and Exchange Commission
                                450 5th Street, N.W.
                                Washington, DC 20549-0102
                                (duplicating fee required)

      By E-mail:                publicinfo@sec.gov
                                (duplicating fee required)

       By Internet:             www.sec.gov

OTHER IMPORTANT THINGS TO NOTE:

            o An investment in the Wells Fargo Funds is not a deposit with Wells Fargo Bank, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

            o     You may lose money by investing in the Funds.

                                TABLE OF CONTENTS

                                                                                                  PAGE
                                                                                                  ----
INTRODUCTION......................................................................................6

PROPOSAL I:  APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION..................................6

           Summary ...............................................................................6
           Reasons for the Reorganization.........................................................6
           Comparison of Current Fees and PRO FORMA Fees..........................................7
           Comparison of Investment Objectives, Principal Investment Strategies and Policies.....11
           Common and Specific Risk Considerations...............................................48
           Comparison of Account Features and Services...........................................57
           Comparison of Investment Advisers and Investment Advisory Fees........................64
           Other Principal Service Providers.....................................................71
           Comparison of Business Structures.....................................................73
           Terms of Reorganization...............................................................74
           Board Consideration of the Reorganization.............................................75
           Performance...........................................................................80
           Material U.S. Federal Income Tax Consequences of the Reorganization...................83
           U.S. Federal Income Taxation of an Investment in an Acquiring Fund....................86
           Fees and Expenses of the Reorganization...............................................87
           Existing and PRO FORMA Capitalization.................................................87

PROPOSAL 2:  APPROVAL OF AN INTERIM ADVISORY AGREEMENT..........................................101

           Summary..............................................................................101
           Terms of the Terminating Strong Advisory Agreement and the Interim Agreement.........102
           Approval of the Interim Agreement by the Board.......................................112

PROPOSAL 3:  APPROVAL OF AN INTERIM SUB-ADVISORY AGREEMENT......................................113

           Summary..............................................................................113
           Terms of the Terminating Reaves Sub-advisory Agreement and Scarborough
                     Sub-advisory Agreement and the Interim Sub-advisory Agreements.............113
           Proposal 3a: Approval of an Investment Sub-advisory Agreement with
                     Wells Capital Management Incorporated......................................115
           Proposal 3b: Approval of an Investment Sub-advisory Agreement with
                     Matrix Asset Advisors, Inc.................................................119
           Proposal 3c: Approval of an Investment Sub-advisory Agreement with
                     New Star Institutional Managers Limited....................................121

INFORMATION ON VOTING...........................................................................122

OUTSTANDING SHARES..............................................................................123

INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS.................................................124

ANNUAL MEETING AND SHAREHOLDERS MEETINGS........................................................142

DISSENTERS' RIGHTS..............................................................................142

EXHIBIT A:  EXPENSE SUMMARIES OF THE STRONG FUNDS AND ACQUIRING FUNDS............................A-1

EXHIBIT B:  COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES...................................B-1

EXHIBIT C:  ADDITIONAL RISKS.....................................................................C-1

EXHIBIT D:  PORTFOLIO MANAGERS...................................................................D-1

EXHIBIT E:  PERFORMANCE/FINANCIAL HIGHLIGHTS OF CERTAIN
            ACQUIRING FUNDS......................................................................E-1

EXHIBIT F:  AGREEMENT AND PLAN OF REORGANIZATION.................................................F-1

EXHIBIT G:  FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT........................................G-1

EXHIBIT H:  FORM OF INTERIM INVESTMENT SUB-ADVISORY AGREEMENT....................................H-1

                                  INTRODUCTION

            Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation ("SFC") on May 25, 2004 ("Asset Purchase Agreement") to acquire certain of the asset management arrangements of SCM, which is an affiliate of SFC and the investment adviser to the Strong Funds. SFC agreed to sell this part of its business to Wells Fargo & Company because SFC believes that, as a result of the sale, SCM's clients will receive significant benefits. Funds Management, which is the investment adviser to the Wells Fargo Funds, is a wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo") and provider of investment advisory services. SFC's sale of assets is contingent upon shareholder approval of the Reorganization for a substantial percentage of the assets covered by the Asset Purchase Agreement, among other things. Assuming shareholder approval is obtained and the other conditions of the Reorganization Plan that govern the Reorganization are met, shareholders of each Strong Fund will become shareholders of the corresponding Wells Fargo Fund, with Funds Management serving as the investment adviser and certain other investment advisers serving as the sub-advisers.

                                   PROPOSAL 1:
               APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

            In August 2004, the Board unanimously voted to approve the Reorganization, subject to the satisfaction of certain Board approval conditions (which conditions were satisfied by mid-September, 2004) and subject to approval by shareholders of each Strong Fund and other closing conditions. In the Reorganization, each Strong Fund will transfer substantially all its assets to its corresponding Acquiring Fund, which will assume substantially all the liabilities of the Strong Fund. For a complete discussion of the assets and liabilities that will be assumed by each Acquiring Fund, and the assets and liabilities that will be excluded and assigned to a liquidating trust, see the section entitled "Terms of Reorganization" in this Prospectus/Proxy Statement. Upon this transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares to the Strong Fund, which shares will be distributed to shareholders in liquidation of the Strong Fund. Any shares you own of a Strong Fund at the time of the Reorganization will be cancelled and you will receive shares, in the same or a comparable Class, of the corresponding Acquiring Fund having a value equal to the value of your shares of the Strong Fund. The Reorganization is expected to be treated as a "reorganization" for U.S. federal income tax purposes, as discussed below under "Material U.S. Federal Income Tax Consequences of the Reorganization." If approved by shareholders, the Reorganization is expected to occur in the second quarter of 2005.

REASONS FOR THE REORGANIZATION

            In August 2004, the Board concluded that participation in the proposed Reorganization is in the best interests of each Strong Fund and its shareholders. In reaching that conclusion, the Board considered, among other things:

1.    The reputation, financial strength and resources of Wells Fargo.

2. The capabilities, practices and resources of Funds Management and the other service providers to the Wells Fargo Funds.

3. The viability of the Strong Funds absent approval of the proposed Reorganization.

4. The broader product array of the more than 80 publicly available mutual funds in the Wells Fargo Funds family, and the expanded range of investment options and exchange opportunities available to shareholders.

5.    The shareholder services offered by Wells Fargo.

6. The relative compatibility of the investment objectives and principal investment strategies of the acquiring Wells Fargo Funds with those of the Strong Funds.

7. The expected treatment of the Reorganization as a "reorganization" for U.S. federal income tax purposes.

8. The anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Strong Funds.

9. The anticipated benefits of economies of scale for the Strong Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments.

10. The anticipated retention by Wells Capital of many of Strong's key investment management professionals.

11. The undertaking by Funds Management and SFC to share equally all of the costs and expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approvals of the Proposals.

            The Board also concluded that as of that date the economic interests of the shareholders of the Strong Funds would not be diluted as a result of the proposed Reorganization, because the number of Acquiring Fund shares to be issued to Strong Fund shareholders will be calculated based on the respective net asset value of the Funds. For a more complete discussion of the factors considered by the Board in approving the Reorganization, see the section entitled "Board Consideration of the Reorganization" in this Prospectus/Proxy Statement.

COMPARISON OF CURRENT FEES AND PRO FORMA FEES

            The following table shows expense ratios for each Strong Fund, both before (gross) and after (net) any contractual expense waivers and reimbursements, and the PRO FORMA expense ratios for each Acquiring Fund, reflecting the anticipated effects of the Reorganization on the gross and net operating expense ratios. All expense ratios are as of the dates noted below:

FUND                                                                                                         DATE
Strong Minnesota Tax-Free and WF Minnesota Tax-Free Funds, each Strong Life Stage Series Portfolio, WF       June 30, 2004
Life Stage Portfolio, and equity Fund, except the Strong Index 500 Fund and WF Index Fund
Each fixed-income and money market Fund, except the Strong Municipal Money Market, Strong Tax-Free Money,
Strong Money Market, Strong Minnesota Tax-Free, WF National Tax-Free Money Market, WF Money Market, and WF
Minnesota Tax-Free Funds                                                                                     April 30, 2004
Strong Index 500, Strong Municipal Money Market, Strong Tax-Free Money, WF Index, WF National Tax-Free
Money Market and WF Money Market Funds                                                                       March 31, 2004

Two levels of expense ratios are included in the table:

a) GROSS EXPENSE RATIO - the total operating expenses of a fund, representing what a shareholder could POTENTIALLY pay if no waivers or expense reimbursements were in place.

b) NET EXPENSE RATIO - the expense level a shareholder can expect to ACTUALLY pay, taking into account any fee waivers or expense reimbursements to which a Fund's adviser has CONTRACTUALLY committed. If no such waivers are in place, the Net Expense Ratio is the same as the Gross Expense Ratio.

            The table assumes that, when two or more Funds are being reorganized into one Acquiring Fund, all Funds approve the Reorganization and will reorganize into the resulting Acquiring Fund. The possibility exists that, in these situations, not all Funds will approve the Reorganization. FOR THESE SCENARIOS AND A BREAKDOWN OF THE SPECIFIC FEES CHARGED FOR ALL OF THE FUNDS AND MORE INFORMATION ABOUT EXPENSES, PLEASE SEE EXHIBIT A.

---------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT                                                              PRO FORMA
                                  -------------------------                                            --------------------------
                                  GROSS        NET EXPENSE    ACQUIRING FUND /                         GROSS         NET EXPENSE
STRONG FUND / SHARE CLASS         EXPENSE      RATIO          SHARE CLASS                              EXPENSE       RATIO(4)
                                  RATIO                                                                RATIO
---------------------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND                                       WF ASIA PACIFIC FUND (NEW)
    INVESTOR CLASS                1.71%        1.685%(1),(3)       INVESTOR CLASS                      1.77%         1.65%
---------------------------------------------------------------------------------------------------------------------------------
STRONG BALANCED FUND                                           WF BALANCED FUND (NEW)
    INVESTOR CLASS                1.30%        1.267%(1)           INVESTOR CLASS                      1.49%         1.25%
---------------------------------------------------------------------------------------------------------------------------------
STRONG DISCOVERY FUND                                          WF DISCOVERY FUND (NEW)
    INVESTOR CLASS                1.44%        1.407%(1)           INVESTOR CLASS                      1.60%         1.38%
---------------------------------------------------------------------------------------------------------------------------------
STRONG DIVIDEND INCOME FUND                                    WF DIVIDEND INCOME FUND (NEW)
   CLASS K                        1.40%        0.957%(1),(3)       INSTITUTIONAL CLASS                 1.25%         0.96%
------------------------------  -----------  --------------   --------------------------------------  ----------  ---------------
   INVESTOR CLASS                 1.43%        1.397%(1)
STRONG DOW 30 VALUE FUND
   INVESTOR CLASS                 1.42%        1.395%(1)           INVESTOR CLASS                      1.52%         1.37%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT                                                              PRO FORMA
                                  -------------------------                                            --------------------------
                                  GROSS        NET EXPENSE    ACQUIRING FUND /                         GROSS         NET EXPENSE
STRONG FUND / SHARE CLASS         EXPENSE      RATIO          SHARE CLASS                              EXPENSE       RATIO 4
                                  RATIO                                                                RATIO
---------------------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS
------------
---------------------------------------------------------------------------------------------------------------------------------
STRONG ENERGY FUND
    INVESTOR CLASS                2.00%        1.967%(1)
---------------------------------------------------------------------------------------------------------------------------------
STRONG ENTERPRISE FUND                                         WF ENTERPRISE FUND (NEW)
   ADVISOR CLASS                  1.66%        1.627%(1)          ADVISOR CLASS                        1.46%         1.40%
   INVESTOR CLASS                 1.90%        1.867%(1),(3)      INVESTOR CLASS                       1.63%         1.57%
   CLASS K                        1.31%        1.167%(1),(3)      INSTITUTIONAL CLASS                  1.28%         1.15%
   INSTITUTIONAL CLASS            0.97%        0.937%(1)          SELECT CLASS                         1.01%         0.90%
---------------------------------------------------------------------------------------------------------------------------------
STRONG GROWTH FUND                                             WF GROWTH FUND  (NEW)
   CLASS C                        3.55%        2.467%(1),(3)      CLASS C                              2.09%         2.05%
   CLASS K                        1.30%        0.957%(1),(3)      INSTITUTIONAL CLASS                  1.16%         0.96%
   INSTITUTIONAL CLASS            0.92%        0.887%(1)          SELECT CLASS                         0.89%         0.85%
------------------------------  -----------  --------------   --------------------------------------  ----------  ---------------
   ADVISOR CLASS                  1.60%        1.567%(1)
   INVESTOR CLASS                 1.52%        1.487%(1)          ADVISOR CLASS                        1.34%         1.30%
STRONG GROWTH 20 FUND                                             Investor Class                       1.51%         1.47%
   ADVISOR CLASS                  1.65%        1.617%(1)
   INVESTOR CLASS                 1.88%        1.847%(1)
---------------------------------------------------------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND                                  WF GROWTH AND INCOME FUND (NEW)
   CLASS K                        1.08%        0.957%(1),(3)      INSTITUTIONAL CLASS                  1.21%         0.96%
   INSTITUTIONAL CLASS            0.71%        0.677%(1)          SELECT CLASS                         0.94%         0.66%
   ADVISOR CLASS                  1.41%        1.377%(1)          ADVISOR CLASS                        1.34%         1.14%
------------------------------  -----------  --------------   --------------------------------------  ----------  ---------------
   INVESTOR CLASS                 1.41%        1.377%(1)          INVESTOR CLASS                       1.51%         1.31%
   STRONG LARGE CAP CORE FUND
   INVESTOR CLASS                 2.98%        1.967%(1),(3)
---------------------------------------------------------------------------------------------------------------------------------
STRONG INDEX 500 FUND                                          WF INDEX FUND
   INVESTOR CLASS                 0.79%         0.45%(3)          INVESTOR CLASS (NEW)                 0.88%         0.45%
---------------------------------------------------------------------------------------------------------------------------------
STRONG LARGE CAP GROWTH FUND                                   WF LARGE CAP GROWTH FUND (NEW)
   INVESTOR CLASS                 1.24%        1.207%(1)          INVESTOR CLASS                       1.50%          1.19%
---------------------------------------------------------------------------------------------------------------------------------
STRONG LARGE COMPANY GROWTH
FUND                                                          WF CAPITAL GROWTH FUND (NEW)
   CLASS K                        1.40%        0.957%(1),(3)      INSTITUTIONAL CLASS                  1.28%          0.94%
------------------------------  -----------  --------------   --------------------------------------  ----------  ---------------
   INVESTOR CLASS                 1.81%        1.467%(1),(5)      INVESTOR CLASS                       1.63%          1.42%
STRONG ENDEAVOR FUND  INVESTOR
   CLASS                          2.12%        1.967%(1),(3)
---------------------------------------------------------------------------------------------------------------------------------
STRONG MID CAP DISCIPLINED FUND                               WF MID CAP DISCIPLINED FUND (NEW)
   INVESTOR CLASS                 1.38%        1.347%(1)          INVESTOR CLASS                       1.57%          1.31%
---------------------------------------------------------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND                                       WF OPPORTUNITY FUND (NEW)
   ADVISOR CLASS                  1.60%        1.567%(1)          ADVISOR CLASS                        1.31%          1.29%
   INVESTOR CLASS                 1.41%        1.377%(1)          INVESTOR CLASS                       1.48%          1.35%
   CLASS K                        1.39%        1.167%(1),(3)      INSTITUTIONAL CLASS                  1.13%          1.04%
---------------------------------------------------------------------------------------------------------------------------------
STRONG OVERSEAS FUND                                          WF OVERSEAS FUND (NEW)
   INVESTOR CLASS                 1.91%        1.467%(1),(3)      INVESTOR CLASS                       1.80%          1.46%
   INSTITUTIONAL CLASS            4.85%        4.817%(1)          SELECT CLASS                         1.23%          0.95%
---------------------------------------------------------------------------------------------------------------------------------
STRONG SMALL COMPANY VALUE FUND                               WF SMALL CAP DISCIPLINED FUND (NEW)
   INVESTOR CLASS                 1.69%        1.657%(1),(3)      INVESTOR CLASS                       1.81%          1.61%
---------------------------------------------------------------------------------------------------------------------------------
STRONG SMALL/MID CAP VALUE FUND                               WF SMALL/MID CAP VALUE FUND (NEW)
   INVESTOR CLASS                 2.03%        1.967%(1),(3)      INVESTOR CLASS                       2.23%          1.62%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
------------------
---------------------------------------------------------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND                                      WF CORPORATE BOND FUND (NEW)
   ADVISOR CLASS                        1.19%      1.19%(1)       ADVISOR CLASS                          1.09%       1.00%
   INVESTOR CLASS                       1.08%      1.08%(1)       INVESTOR CLASS                         1.26%       1.03%
   INSTITUTIONAL CLASS                  0.66%      0.66%(1)       SELECT CLASS                           0.64%       0.61%
---------------------------------------------------------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES
FUND                                                            WF GOVERNMENT SECURITIES FUND (NEW)
   ADVISOR CLASS                        1.18%      1.18%(1)       ADVISOR CLASS                          1.02%       0.95%
   INVESTOR CLASS                       1.10%      1.10%(1)       INVESTOR CLASS                         1.19%       1.05%
   CLASS C                              2.05%      2.05%(1)       CLASS C                                1.77%       1.70%
   INSTITUTIONAL CLASS                  0.52%      0.52%(1)       SELECT CLASS                           0.57%       0.48%
---------------------------------------------------------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND                                     WF HIGH INCOME FUND (NEW)
   ADVISOR CLASS                        1.20%      1.20%(1)       ADVISOR CLASS                          1.15%       0.91%
   INVESTOR CLASS                       0.91%      0.91%(1)       INVESTOR CLASS                         1.32%       0.86%
   INSTITUTIONAL CLASS                  0.47%      0.47%(1)       SELECT CLASS                           0.75%       0.43%
---------------------------------------------------------------------------------------------------------------------------------
STRONG INTERMEDIATE MUNICIPAL
BOND FUND                                                       WF INTERMEDIATE TAX-FREE FUND
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
------------------
---------------------------------------------------------------------------------------------------------------------------------
    INVESTOR CLASS                      1.15%      1.15%(1)        INVESTOR CLASS             (NEW)       1.34%       0.75%
---------------------------------------------------------------------------------------------------------------------------------
STRONG MINNESOTA TAX-FREE FUND                                  WF MINNESOTA TAX-FREE FUND
   INVESTOR CLASS                       2.24%      2.24%           CLASS Z  (NEW)                         1.23%       0.78%
   CLASS C                              3.11%      2.50%(2)        CLASS C  (NEW)                         1.81%       1.60%
---------------------------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND                                     WF SHORT-TERM BOND FUND (NEW)
   INSTITUTIONAL CLASS                  0.53%      0.53%(1)        SELECT CLASS                           0.63%       0.48%
   ADVISOR CLASS                        1.19%      1.19%(1)        ADVISOR CLASS                          1.08%       0.85%
---------------------------------------------------------------------------------------------------------------------------------
   INVESTOR CLASS                       1.00%      1.00%(1)
STRONG SHORT-TERM INCOME FUND                                      Investor Class                         1.25%       0.90%
   INVESTOR CLASS                       1.44%      1.44%(1)
---------------------------------------------------------------------------------------------------------------------------------
   STRONG SHORT-TERM HIGH YIELD
   BOND FUND                                                    WF SHORT-TERM HIGH YIELD BOND FUND (NEW)
   ADVISOR CLASS                        1.19%      1.19%(1)         ADVISOR CLASS                         1.16%       1.10%
   INVESTOR CLASS                       0.91%      0.91%(1)         INVESTOR CLASS                        1.33%       0.86%
---------------------------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL
BOND FUND                                                       WF SHORT-TERM MUNICIPAL BOND FUND (NEW)
   CLASS C                              1.84%      1.84%(1)        CLASS C                                1.72%       1.60%
---------------------------------------------------------------------------------------------------------------------------------
   INVESTOR CLASS                       0.69%      0.69%(1)
STRONG SHORT-TERM HIGH YIELD
MUNICIPAL FUND
   INVESTOR CLASS                       0.75%      0.75%(1)        INVESTOR CLASS                         1.14%       0.66%
---------------------------------------------------------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM INCOME
FUND                                                            WF ULTRA SHORT-TERM INCOME FUND (NEW)
   ADVISOR CLASS                        1.15%      1.15%(1)        ADVISOR CLASS                          1.02%       0.80%
   INVESTOR CLASS                       0.89%      0.89%(1)        INVESTOR CLASS                         1.19%       0.84%
   INSTITUTIONAL CLASS                  0.40%      0.40%(1)        SELECT CLASS                           0.57%       0.35%
---------------------------------------------------------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM
MUNICIPAL INCOME FUND                                           WF ULTRA SHORT-TERM MUNICIPAL INCOME
   ADVISOR CLASS                        1.16%      1.16%(1)     FUND (NEW)
   INVESTOR CLASS                       0.75%      0.75%(1)        ADVISOR CLASS                          0.97%       0.80%
   INSTITUTIONAL CLASS                  0.40%      0.40%(1)        INVESTOR CLASS                         1.14%       0.72%
                                                                   SELECT CLASS                           0.52%       0.37%
---------------------------------------------------------------------------------------------------------------------------------
STRONG WISCONSIN TAX-FREE FUND                                  WF WISCONSIN TAX-FREE FUND (NEW)
   INVESTOR CLASS                       1.16%      0.75%(1),(2)    INVESTOR CLASS                         1.35%       0.75%
   CLASS C                              2.03%      2.03%(1)        CLASS C                                1.93%       1.49%

---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
------------------
---------------------------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND                                      WF HERITAGE MONEY MARKET FUND (NEW)
   ADVISOR CLASS                        0.55%      0.55%           ADMINISTRATOR CLASS                    0.41%       0.38%
   INVESTOR CLASS                       0.71%      0.71%
---------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL CLASS                  0.28%      0.28%           INSTITUTIONAL CLASS                    0.29%       0.18%
---------------------------------------------------------------------------------------------------------------------------------
STRONG MONEY MARKET FUND                                        WF MONEY MARKET FUND
   INVESTOR CLASS                       1.01%      0.65%(2)        INVESTOR CLASS                         1.00%       0.65%
---------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET
FUND                                                            WF MUNICIPAL MONEY MARKET FUND (NEW)
   INVESTOR CLASS                       0.65%      0.65%           INVESTOR CLASS                         1.10%       0.64%
---------------------------------------------------------------------------------------------------------------------------------
STRONG FL MUNICIPAL MONEY
MARKET FUND                                                     WF NATIONAL TAX-FREE MONEY MARKET FUND
   INVESTOR CLASS                       0.73%      0.50%(2)        ADMINISTRATOR CLASS (NEW)
---------------------------------------------------------------------------------------------------------------------------------
STRONG TAX-FREE MONEY FUND                                                                                0.38%       0.30%
   INVESTOR CLASS                       0.58%      0.58%
---------------------------------------------------------------------------------------------------------------------------------
LIFE STAGE SERIES
---------------------------------------------------------------------------------------------------------------------------------
STRONG LIFE STAGE SERIES -
AGGRESSIVE PORTFOLIO                    1.93%      1.45%(3)      WF LIFE STAGE - AGGRESSIVE PORTFOLIO     2.14%       1.45%
                                                                 (NEW)
---------------------------------------------------------------------------------------------------------------------------------
STRONG LIFE STAGE SERIES -
CONSERVATIVE PORTFOLIO                  1.75%      1.25%(3)      WF LIFE STAGE - CONSERVATIVE PORTFOLIO
                                                                 (NEW)                                    1.87%       1.25%
---------------------------------------------------------------------------------------------------------------------------------
STRONG LIFE STAGE SERIES -
MODERATE PORTFOLIO                      1.73%      1.35%(3)      WF LIFE STAGE - MODERATE PORTFOLIO (NEW) 1.91%       1.35%
---------------------------------------------------------------------------------------------------------------------------------

(1) PURSUANT TO THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS, SCM OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES OF A SPECIFIED AMOUNT FROM MAY 21, 2004 UNTIL MAY 21, 2005. FOR THE FUNDS LISTED BELOW, THIS WAIVER IS NOT REFLECTED BECAUSE THE EXPENSE RATIO SHOWN IS AS OF A DATE PRIOR TO MAY 21, 2004. IF THIS WAIVER WERE REFLECTED, THE NET EXPENSE RATIO WOULD HAVE BEEN AS FOLLOWS:

      Strong Corporate Bond Fund
      ADVISOR CLASS                                                1.157%
      INVESTOR CLASS                                               1.047%
      INSTITUTIONAL CLASS                                          0.627%
      Strong Government Securities Fund
      ADVISOR CLASS                                                1.155%
      INVESTOR CLASS                                               1.075%

      INSTITUTIONAL CLASS                                          2.025%
      CLASS C                                                      0.495%
      Strong High-Yield Bond Fund
      ADVISOR CLASS                                                1.175%
      INVESTOR CLASS                                               0.885%
      INSTITUTIONAL CLASS                                          0.445%
      Strong Intermediate Municipal Bond Fund
      INVESTOR CLASS                                                1.14%
      Strong Short-Term Bond Fund
      INSTITUTIONAL CLASS                                          0.497%
      ADVISOR CLASS                                                1.157%
      INVESTOR CLASS                                               0.967%
      Strong Short-Term Income Fund
      INVESTOR CLASS                                                1.43%
      Strong Short-Term High Yield Bond Fund
      ADVISOR CLASS                                                1.157%
      INVESTOR CLASS                                               0.877%
      Strong Short-Term Municipal Fund
      CLASS C                                                       1.83%
      INVESTOR CLASS                                                0.68%
      Strong Short-Term High Yield Municipal Fund
      INVESTOR CLASS                                                0.74%
      Strong Ultra Short-Term Income Fund
      ADVISOR CLASS                                                1.117%
      INVESTOR CLASS                                               0.857%
      INSTITUTIONAL CLASS                                          0.367%
      Strong Ultra Short-Term Municipal Income Fund
      ADVISOR CLASS                                                 1.15%
      INVESTOR CLASS                                                0.74%
      INSTITUTIONAL CLASS                                           0.39%
      Strong Wisconsin Tax-Free Fund
      INVESTOR CLASS                                                0.74%
      CLASS C                                                       2.02%

      (2) SCM OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES THROUGH MARCH 1, 2006 TO MAINTAIN THE NET EXPENSE RATIO SHOWN, EXCEPT TO THE EXTENT SUCH NET EXPENSE RATIO REFLECTS WAIVERS AND ABSORPTIONS AT THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS.

      (3) SCM OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES THROUGH MAY 1, 2006 TO MAINTAIN THE NET EXPENSE RATIO SHOWN, EXCEPT TO THE EXTENT SUCH NET EXPENSE RATIO REFLECTS WAIVERS AND ABSORPTIONS AT THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS.

      (4) FUNDS MANAGEMENT HAS CONTRACTUALLY AGREED TO WAIVE FEES AND/OR REIMBURSE EXPENSES THROUGH APRIL 30, 2007 TO MAINTAIN THE NET EXPENSE RATIO SHOWN.

      (5) SCM HAS CONTRACTUALLY AGREED TO WAIVE MANAGEMENT FEES AND/OR ABSORB EXPENSES FOR AN INDEFINITE PERIOD OF TIME TO KEEP TOTAL ANNUAL OPERATING EXPENSES OF THE INVESTOR CLASS SHARES OF THE STRONG LARGE COMPANY GROWTH FUND AT NO MORE THAN 1.50%. THIS CONTRACT MAY ONLY BE TERMINATED BY THE BOARD, BUT NOT BEFORE MAY 1, 2006.

            Funds Management has contractually agreed to maintain the PRO FORMA Net Expense Ratio shown for each of the Acquiring Funds through at least April 30, 2007. These contractual net expense ratios for the Acquiring Funds renew automatically upon expiration of the contractual commitment period unless terminated, and net expense ratios can only be increased upon approval by the Wells Fargo Fund's Board of Trustees.

            For some classes of some of the Strong Funds, as noted above in the table, SCM or its affiliates have also contractually agreed to waive fees and/or reimburse certain expenses to maintain a specified Net Expense Ratio. The Investor Class shares of the Strong Large Company Growth Fund have a contractual net expense ratio that renews automatically upon expiration of the contractual commitment period, and can only be increased upon approval by the Fund's Board. For contractual waivers other than waivers pursuant to the direction of the Board and certain regulatory settlements, this contractual term expires March 1, 2006, for the fixed income and money market Funds, and May 1, 2006, for the equity Funds and Life Stage Series Portfolios. The contractual waivers pursuant to the direction of the Board and certain regulatory settlements expire on May 21, 2005. In almost all cases, the Strong Fund waivers expire earlier than the term of the contractual commitment Funds Management has made to the Acquiring Funds.

            In addition to the contractual waivers, for a number of the Strong Funds, SCM or its affiliates have also implemented a voluntary expense waiver that reduces the net expenses below a Fund's contractual net expense cap, where applicable, and a Fund's gross expense ratio. It is important to note that these voluntary waivers may be modified, reduced or terminated at any time, in which case a shareholder could potentially pay, to the extent that a Fund does not have a contractual expense cap in place, up to the gross expense ratios shown. For additional information on these voluntary waivers, see Exhibit A.

            In each of the 76 class Reorganizations listed above, the PRO FORMA Net Expense Ratio of the Acquiring Fund Class is expected to be equal to or lower than the Net Expense Ratio of the corresponding Strong Fund Class. In 41 of the 76 class Reorganizations, the Acquiring Fund Class is expected to have a PRO FORMA Gross Expense Ratio that is lower than the Gross Expense Ratio of the corresponding Strong Fund Class. For some Strong Funds, the contractual waiver pursuant to the direction of the Board and certain regulatory settlements is not reflected, because the expenses shown are for a fiscal period that ended prior to May 21, 2004. If those waivers were reflected, in 75 of the 76 class Reorganizations listed above, the PRO FORMA Net Expense Ratio of the Acquiring Fund Class is expected to be equal to or lower than the Net Expense Ratio of the corresponding Strong Fund Class. Moreover, as noted above, the contractual Net Expense Ratios for the Acquiring Funds are committed through April 30, 2007, renew automatically upon expiration, and can only be increased upon approval by the Wells Fargo Fund's Board of Trustees.

            For further discussion regarding the Board's consideration of the gross and net operating expense ratios of the Funds in approving the Reorganization, see the section entitled "Board Consideration of the Reorganization" in this Prospectus/Proxy Statement.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
POLICIES

            The Wells Fargo Funds that are designated in the Notice of Meeting and the following charts as (NEW) have been created to acquire assets and assume liabilities of one or more Acquired Funds in the Reorganization. They have not yet commenced operations and will not have assets or liabilities until the closing of the Reorganization. Their investment objectives and strategies are substantially similar to those of an Acquired Fund. The other Wells Fargo Funds have commenced operations and, accordingly, have portfolio securities and previously established investment objectives and strategies.

            In general, in light of similarities of investment objectives and strategies among the various pairings of Acquired Funds and Acquiring Funds, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities due to incompatible investment objectives or strategies. The portfolio managers of the Acquired Funds may, however, sell some appreciated holdings to take advantage of capital loss carryforwards and may otherwise engage in some degree of portfolio repositioning.

            The Strong Funds have investment objectives that are classified as fundamental, which means that they cannot be changed without shareholder approval. The Wells Fargo Funds have investment objectives that are classified as non-fundamental, which means that the Wells Fargo Funds Board of Trustees can change them without shareholder approval. Thus, the Reorganization will result in a change in the Strong Fund shareholders' right to vote to approve changes to the investment objectives of their Fund. With respect to other investment policies, the Strong Funds and the Wells Fargo Funds have substantially similar fundamental and non-fundamental investment policies.

            Unlike other Acquired Funds and Acquiring Funds involved in the Reorganization, the Strong Index 500 Fund, Strong Life Stage Series - Aggressive Portfolio, Strong Life Stage Series - Conservative Portfolio, Strong Life Stage Series - Moderate Portfolio, and WF Index Fund does not, and the WF Life Stage Portfolios will not, invest directly in portfolio securities. Rather, the Strong Index 500 Fund invests in an unaffiliated mutual fund that has the same objectives and strategies as the Strong Index 500 Fund. The WF Index Fund invests in a corresponding portfolio of Wells Fargo Master Trust that has the same investment objective and strategies as those of the WF Index Fund. The Strong Life Stage Series Portfolios invest in various Strong Funds, and the WF Life Stage Portfolios will invest in multiple portfolios of the Wells Fargo Master Trust, as described below and in Exhibit B.

            The following charts compare the investment objective and principal investment strategies of each Strong Fund and its corresponding Acquiring Fund, and describe the key differences between the Funds. Acquiring Fund names, objectives and principal strategies are in BOLD type. The charts are presented in summary form and, therefore, do not contain all of the information that you should consider before voting on the Reorganization. A more detailed comparison of the Funds' investment objectives, strategies and other investment policies can be found in Exhibit B. You also can find additional information about a specific Fund's investment strategies and investment policies in its SAI. For more complete information, please read this entire document.

------------------------------------------------------------------------------------------------------------------------------------
         FUND NAMES            OBJECTIVES              PRINCIPAL STRATEGIES                     KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund       Seeks capital growth.   The Fund invests at least 80% of its     o   The two Funds have substantially
                                                       assets in equity securities from             similar investment objectives,
                                                       companies incorporated in Asia or the        principal strategies and
                                                       Pacific Basin (excluding the U.S.).          investment policies, and invest
                                                       The Fund's manager looks for companies       in substantially similar
                                                       with potential for above-average sales       investments, except that they
                                                       and earnings growth, overall financial       are allowed to apply different
                                                       strength, competitive advantages, and        criteria to determining an
                                                       capable management.                          issuer's economic ties to
------------------------------------------------------------------------------------------------    Asia/Pacific Basin, as described
WF ASIA PACIFIC FUND (NEW)     SEEKS LONG-TERM         THE PRINCIPAL STRATEGIES OF THE FUND         in Exhibit B.
                               CAPITAL APPRECIATION.   ARE SUBSTANTIALLY SIMILAR TO THOSE OF
                                                       THE STRONG ASIA PACIFIC FUND.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES         OBJECTIVES                   PRINCIPAL STRATEGIES                     KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Balanced Fund      Seeks high total return      The Fund invests between 30% and 70%     o    The WF Balanced Fund invests
                          consistent with reasonable   of its assets in stocks and between           60% of its assets in stocks
                          risk over the long term.     30% and 70% of its assets in bonds.           and 40% of its assets in
                                                       The Fund's equity manager focuses             bonds, whereas the Strong
                                                       primarily on stocks of                        Balanced Fund invests between
                                                       large-capitalization, dividend-paying         30% and 70% of its assets in
                                                       U.S. companies that offer the                 stocks and between 30% and
                                                       potential for capital growth, and             70% of its assets in bonds.
                                                       attempts to strike a balance between     o    The WF Balanced Fund, unlike
                                                       an investment's growth and income             the Strong Balanced Fund,
                                                       prospects and its potential risks. The        does not necessarily focus
                                                       Fund's bond portfolio consists                primarily on
                                                       primarily of investment-grade bonds of        large-capitalization,
                                                       intermediate duration, including U.S.         dividend paying U.S.
                                                       Government and agency, corporate and          companies.
                                                       mortgage-backed securities.  The Fund    o    The WF Balanced Fund invests
                                                       may invest up to 25% of its assets in         a lower percentage of its
                                                       foreign securities.  The Fund may also        assets (up to 10%) in below
                                                       invest up to 35% in below                     investment-grade securities
                                                       investment-grade securities.  Although        as compared to the Strong
                                                       the Fund may invest in any economic           Balanced Fund (up to 35%).
                                                       sector, at times it may emphasize one    o    The WF Balanced Fund may
                                                       or more particular sectors.                   invest up to 25% of its
------------------------------------------------------------------------------------------------     assets in foreign securities
WF BALANCED FUND (NEW)    SEEKS A COMBINATION OF       THE FUND INVESTS 60% OF ITS ASSETS IN         through ADRs and similar
                          CAPITAL APPRECIATION AND     STOCKS AND 40% OF ITS ASSETS IN               investments, whereas the
                          CURRENT INCOME.              BONDS.  THE FUND MAY INVEST UP TO 10%         Strong Balanced Fund may
                                                       OF ITS ASSETS IN BELOW                        invest up to 25% of its
                                                       INVESTMENT-GRADE DEBT SECURITIES              assets directly or indirectly
                                                       (E.G., DEBT SECURITIES RATED FROM BB          in foreign securities.
                                                       TO C BY S&P).  THE FUND MAY INVEST UP
                                                       TO 25% OF ITS ASSETS IN FOREIGN
                                                       SECURITIES THROUGH ADRS AND SIMILAR
                                                       INVESTMENTS.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      FUND NAMES        OBJECTIVES             PRINCIPAL STRATEGIES                        KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond   Seeks total return     The Fund invests at least 80% of its        o     The two Funds have substantially
Fund                    by investing for a     assets in bonds issued by corporations or         similar investment objectives,
                        high level of          similar entities.  The Fund invests at            principal strategies and
                        current income with    least 75% of its assets in                        investment policies, and invest in
                        a moderate degree of   investment-grade debt obligations.  The           substantially similar investments,
                        share-price            Fund may invest up to 25% of its assets           except that the WF Corporate Bond
                        fluctuation.           in lower-quality, high-yield bonds                Fund may invest up to 25% of its
                                               (commonly referred to as junk bonds).             assets in dollar-denominated debt
                                               The Fund may also invest up to 30% of its         securities of foreign issuers,
                                               assets in foreign securities.  The Fund's         whereas the Strong Corporate Bond
                                               average effective maturity will normally          Fund may invest up to 30% of its
                                               be between seven and twelve years.                assets in foreign securities.
-------------------------------------------------------------------------------------------
WF CORPORATE BOND       SEEKS CURRENT INCOME   THE FUND INVESTS AT LEAST 80% OF ITS
Fund (NEW)              WHILE MAINTAINING      ASSETS IN DEBT SECURITIES OF
                        PROSPECTS FOR          CORPORATIONS, AND UP TO 25% OF ITS ASSETS
                        CAPITAL APPRECIATION.  IN BELOW INVESTMENT-GRADE DEBT SECURITIES
                                               (E.G., DEBT SECURITIES RATED FROM BB TO C
                                               BY S&P).  THE FUND MAY INVEST UP TO 25%
                                               OF ITS ASSETS IN DOLLAR-DENOMINATED DEBT
                                               SECURITIES OF FOREIGN ISSUERS.  THE
                                               FUND'S AVERAGE EFFECTIVE MATURITY WILL
                                               NORMALLY BE BETWEEN SEVEN AND TWELVE
                                               YEARS.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         FUND NAMES       OBJECTIVES                PRINCIPAL STRATEGIES                    KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Discovery Fund     Seeks capital growth.     The Fund may invest 100% of its         o   The WF Discovery Fund may invest up
                                                    assets in stocks or debt securities.        to 25% of its assets in foreign
                                                    The Fund invests in securities that         securities through ADRs and similar
                                                    its managers believe offer attractive       investments, whereas the Strong
                                                    opportunities for growth.  The Fund         Discovery Fund may invest up to 25%
                                                    may invest up to 25% of its assets in       of its assets directly or indirectly
                                                    foreign securities. The Fund usually        in foreign securities.
                                                    invests in a diversified portfolio of
                                                    common stocks from small- and
                                                    medium-capitalization companies.
                                                    Although the Fund may invest in any
                                                    economic sector, at times it may
                                                    emphasize one or more particular
                                                    sectors.
--------------------------------------------------------------------------------------------
WF DISCOVERY FUND (NEW)   SEEKS LONG-TERM CAPITAL   THE FUND INVESTS AT LEAST 80% OF ITS
                          APPRECIATION.             ASSETS IN SECURITIES OF SMALL- AND
                                                    MEDIUM- CAPITALIZATION COMPANIES,
                                                    WHICH ARE DEFINED AS THOSE WITH
                                                    MARKET CAPITALIZATIONS EQUAL TO OR
                                                    LOWER THAN THE COMPANY WITH THE
                                                    LARGEST MARKET CAPITALIZATION IN THE
                                                    RUSSELL MIDCAP(R) INDEX (WHICH WAS $513
                                                    MILLION TO  $13.84 BILLION AS OF JUNE
                                                    30, 2004 AND IS EXPECTED TO CHANGE
                                                    FREQUENTLY), AT THE TIME OF
                                                    INVESTMENT.  THE FUND MAY INVEST UP
                                                    TO 25% OF ITS ASSETS IN FOREIGN
                                                    SECURITIES THROUGH ADRS AND SIMILAR
                                                    INVESTMENTS.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     FUND NAMES       OBJECTIVES                   PRINCIPAL STRATEGIES                KEY DIFFERENCES
-------------------------------------------------------------------------------------------------------------------------------
Strong Dividend       Seeks total return by        The Fund invests at least 80% of    o     The WF Dividend Income Fund
Income Fund           investing for both income    its assets in large- and                  seeks above-average dividend
                      and capital growth.          medium-capitalization,                    income and long-term capital
                                                   dividend-paying, common stocks.           appreciation, which is
                                                   To select investments for the             substantially similar to the
                                                   Fund, the managers focus on               objectives of the Strong
                                                   companies that are expected to            Dividend Income Fund and the
                                                   grow over time as well as stocks          Strong Energy Fund, but differs
                                                   that do not pay dividends                 from that of the Strong Dow 30
                                                   currently, but offer prospects            Value Fund, which seeks capital
                                                   for capital growth and future             growth (without regard to
                                                   dividend payments.  The Fund may          income).
                                                   invest up to 30% of its assets in   o     The WF Dividend Income Fund,
                                                   foreign securities.  Although the         like the Strong Dividend Income
                                                   Fund may invest in any economic           Fund and the Strong Energy Fund,
                                                   sector, at times it may emphasize         invests in equity securities of
                                                   one or more particular sectors.           large- and medium-capitalization
------------------------------------------------------------------------------------         companies without focusing on a
Strong Energy Fund    Seeks total return by        The Fund invests at least 80% of          particular group of companies,
                      investing for capital        its assets in the equity                  whereas the Strong Dow 30 Value
                      growth and income.           securities of companies involved          Fund invests in equity
                                                   in the discovery, development,            securities of the 30 blue-chip
                                                   production, generation,                   companies that make up the DJIA.
                                                   transmission, refinement,           o     The WF Dividend Income Fund,
                                                   measurement, or distribution of           unlike the Strong Energy Fund,
                                                   energy.  It focuses on large- and         is not required to invest at
                                                   medium-capitalization companies           least 80% of its assets in
                                                   that pay current dividends and            energy companies.
                                                   whose earnings are expected to
                                                   improve.  The Fund may invest up
                                                   to 25% of its assets in foreign
                                                   securities.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     FUND NAMES       OBJECTIVES                   PRINCIPAL STRATEGIES                KEY DIFFERENCES
-------------------------------------------------------------------------------------------------------------------------------
Strong Dow 30 Value   Seeks capital growth.        The Fund invests in the 30          o     The WF Dividend Income Fund,
Fund                                               blue-chip companies that make up          unlike the Strong Dow 30 Value
                                                   the Dow Jones Industrial Average          Fund, is not required to invest
                                                   (DJIA).  The Fund indexes half of         in each of the 30 blue-chip
                                                   its assets to the DJIA                    companies that make up the DJIA
                                                   maintaining price-weighted                on a price-weighted basis or
                                                   positions in each of the 30 DJIA          otherwise.
                                                   company's securities.  The Fund     o     The WF Dividend Income Fund
                                                   invests between 30% and 50% of            actively manages all of its
                                                   its assets in certain securities          assets, whereas the Strong Dow
                                                   of the DJIA using valuation               30 Value Fund actively manages
                                                   measures that help identify those         half of its assets and indexes
                                                   stocks in the DJIA that appear to         the other half to the DJIA.
                                                   offer the greatest potential for    o     The WF Dividend Income Fund,
                                                   gains.  In addition, the Fund             like the Strong Dividend Income
                                                   invests up to 20% of its assets           Fund and the Strong Energy Fund,
                                                   in cash and short-term                    focus on stocks that pay current
                                                   investment-grade fixed-income             dividends, whereas the Strong
                                                   securities.  Generally, the Fund          Dow 30 Value Fund invests in
                                                   does not have a position in any           each of the 30 DJIA company's
                                                   company greater than 10% of its           securities without regard to
                                                   assets.  Because the Fund retains         their dividend histories or
                                                   flexibility to invest in a                prospects.
                                                   relatively small number of          o     The WF Dividend Income Fund may
                                                   stocks, it is also considered to          invest up to 25% of its assets
                                                   be non-diversified.  Although the         in foreign securities through
                                                   Fund may invest in any economic           ADRs and similar investments,
                                                   sector, at times it may emphasize         whereas the Strong Dividend
                                                   one or more particular sectors.           Income Fund may invest up to 30%
------------------------------------------------------------------------------------         of its assets directly or
WF DIVIDEND INCOME    SEEKS ABOVE-AVERAGE          THE FUND INVESTS AT LEAST 80% OF          indirectly in foreign
FUND (NEW)            DIVIDEND INCOME AND          ITS ASSETS IN DIVIDEND-PAYING             securities, the Strong Energy
                      LONG-TERM CAPITAL            SECURITIES.  THE FUND MAY INVEST          Fund may invest up to 25% of its
                      APPRECIATION.                UP TO 25% OF ITS ASSETS IN                assets directly or indirectly in
                                                   FOREIGN SECURITIES THROUGH ADRS           foreign securities and the
                                                   AND SIMILAR INVESTMENTS.                  Strong Dow 30 Value Fund does
                                                                                             not invest in foreign
                                                                                             securities.
                                                                                       o     The WF Dividend Income Fund is a
                                                                                             diversified fund, which means it
                                                                                             is more limited in the amount it
                                                                                             may invest in any one issuer,
                                                                                             whereas the Strong Dow 30 Value
                                                                                             Fund is non-diversified.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
      FUND NAMES        OBJECTIVES               PRINCIPAL STRATEGIES           KEY DIFFERENCES
-------------------------------------------------------------------------------------------------------------------------
Strong Enterprise Fund  Seeks capital growth.    The Fund invests at least      o    The WF Enterprise Fund invests at
                                                 80% of its assets in equity         least 80% of its assets in
                                                 securities.  The Fund               securities of medium-capitalization
                                                 invests in equity securities        companies, whereas the Strong
                                                 of small- and                       Enterprise Fund invests at least
                                                 medium-capitalization               80% in equity securities, focusing
                                                 companies, though it may            on small- and medium-
                                                 invest in companies of any          capitalization companies.
                                                 size. It focuses on            o    The WF Enterprise Fund may invest
                                                 companies that the manager          up to 25% of its assets in foreign
                                                 believes are positioned for         securities through ADRs and similar
                                                 rapid growth of revenue and         investments, whereas the Strong
                                                 earnings.  The Fund may also        Enterprise Fund may invest up to
                                                 invest up to 25% of its             25% of its assets directly or
                                                 assets in foreign                   indirectly in foreign securities.
                                                 securities.  Although the
                                                 Fund may invest in any
                                                 economic sector, at times it
                                                 may emphasize one or more
                                                 particular sectors.
--------------------------------------------------------------------------------
WF ENTERPRISE FUND      SEEKS LONG-TERM          THE FUND INVESTS AT LEAST
(NEW)                   CAPITAL APPRECIATION.    80% OF ITS ASSETS IN
                                                 SECURITIES OF
                                                 MEDIUM-CAPITALIZATION
                                                 COMPANIES, WHICH ARE DEFINED
                                                 AS THOSE WITH MARKET
                                                 CAPITALIZATIONS WITHIN THE
                                                 RANGE OF COMPANIES
                                                 COMPRISING THE RUSSELL
                                                 MIDCAP(R) INDEX (WHICH WAS
                                                 $513 MILLION TO  $13.84
                                                 BILLION AS OF JUNE 30, 2004
                                                 AND IS EXPECTED TO CHANGE
                                                 FREQUENTLY).  THE FUND MAY
                                                 INVEST UP TO 25% OF ITS
                                                 ASSETS IN FOREIGN SECURITIES
                                                 THROUGH ADRS AND SIMILAR
                                                 INVESTMENTS.
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
       FUND NAMES         OBJECTIVES           PRINCIPAL STRATEGIES           KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------
Strong Florida            Seeks federal        The Fund is managed to         o   Each Fund seeks federal tax-exempt
Municipal Money Market    tax-exempt current   provide attractive yields          current income, but the Strong Florida
Fund                      income, a stable     and a stable share price of        Municipal Money Market Fund also seeks
                          share price, and     $1.00.  The Fund invests at        to be exempt from the Florida intangible
                          daily liquidity,     least 80% of its assets in         personal property tax.
                          with shares exempt   high-quality, short-term       o   The shares of the WF National Tax-Free
                          from the Florida     debt securities whose income       Money Market Fund are not expected to be
                          intangible           is exempt from federal and         exempt from the Florida intangible
                          personal property    Florida personal income tax,       personal property tax, whereas the
                          tax.                 if any.  The Fund invests          shares of the Strong Florida Municipal
                                               primarily in securities            Money Market Fund are expected to be
                                               issued by any state and its        exempt from such tax.
                                               municipalities, but may        o   The WF National Tax-Free Money Market
                                               invest substantially in            Fund may invest in municipal securities
                                               securities issued by Florida       rated in the four highest categories by
                                               and its municipalities. It         nationally-recognized statistical rating
                                               is expected that the Fund's        organizations ("NRSROs") and unrated
                                               shares will be exempt from         securities deemed to be of comparable
                                               the Florida intangible             quality, which includes medium credit
                                               personal property tax.  The        quality securities, whereas the Strong
                                               Fund invests in securities         Florida Municipal Money Market Fund and
                                               whose income may be subject        the Strong Tax-Free Money Fund invest
                                               to the AMT.                        primarily in high-quality, short-term
----------------------------------------------------------------------------      debt securities.  The Strong Florida
Strong Tax-Free Money     Seeks federal        The Fund is managed to             Municipal Money Market Fund also may
Fund                      tax-exempt current   provide a stable share price       invest substantially in securities
                          income, a stable     of $1.00.  The Fund invests        issued by Florida and its municipalities
                          share price, and     at least 80% of its assets         with income exempt from federal and
                          daily liquidity.     in short-term, high-quality        Florida personal income tax.
                                               municipal obligations whose
                                               interest is exempt from
                                               federal income tax,
                                               including the federal AMT.
                                               Although the Fund expects to
                                               invest substantially all of
                                               its assets in obligations
                                               that are exempt from federal
                                               income tax, including the
                                               federal AMT, the Fund may
                                               invest up to 20% of its
                                               assets in taxable securities
                                               of comparable quality to its
                                               investments in municipal
                                               obligations, including U.S.
                                               Government securities, bank
                                               and corporate obligations,
                                               and short-term, fixed income
                                               securities.  The Fund may
                                               also invest any amount in
                                               cash or taxable cash
                                               equivalents to the extent
                                               the manager cannot obtain
                                               suitable obligations that
                                               are exempt from federal
                                               income tax, including the
                                               federal AMT.  The Fund
                                               anticipates that
                                               substantially all of the
                                               income that it pays will be
                                               exempt from federal income
                                               tax, including the federal
                                               AMT.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
       FUND NAMES         OBJECTIVES           PRINCIPAL STRATEGIES           KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------
WF NATIONAL TAX-FREE      SEEKS CURRENT        THE FUND INVESTS IN            o   The Strong Florida Municipal Money
MONEY MARKET FUND         INCOME EXEMPT FROM   INVESTMENT-GRADE MUNICIPAL         Market Fund may invest any percentage of
                          FEDERAL INCOME       SECURITIES.  THE FUND              its assets in securities whose income
                          TAX.                 INVESTS AT LEAST 80% OF ITS        may be subject to the federal AMT, but
                                               ASSETS IN MUNICIPAL                the Strong Tax-Free Money Fund and the
                                               SECURITIES THAT PAY INTEREST       WF National Tax-Free Money Market Fund
                                               EXEMPT FROM FEDERAL INCOME         invest primarily in securities whose
                                               TAX, INCLUDING THE FEDERAL         interest is exempt from federal income
                                               AMT.  WHILE THE FUND               tax, including the federal AMT.
                                               RESERVES THE RIGHT TO INVEST   o   The WF National Tax-Free Money Market
                                               UP TO 20% OF ITS ASSETS IN         Fund may invest up to 35% of its assets
                                               MUNICIPAL OBLIGATIONS THAT         in issuers located in a single sate and
                                               PAY INTEREST SUBJECT TO            the Strong Florida Municipal Money
                                               FEDERAL INCOME TAX OR              Market Fund may invest substantially in
                                               FEDERAL AMT, BEGINNING             securities issued by Florida and its
                                               JANUARY 1, 2005, UNDER             municipalities, whereas the Strong
                                               NORMAL MARKET CONDITIONS,          Tax-Free Money Fund does not have a
                                               THE FUND INTENDS TO AVOID          similar policy regarding investments in
                                               INVESTING IN MUNICIPAL             issuers of a particular state.
                                               OBLIGATIONS THAT PAY
                                               INTEREST SUBJECT TO FEDERAL
                                               AMT.  THE FUND MAY INVEST IN
                                               MUNICIPAL SECURITIES RATED
                                               IN THE FOUR HIGHEST CREDIT
                                               CATEGORIES BY NRSROS, AND IN
                                               UNRATED SECURITIES DEEMED BY
                                               THE FUND'S MANAGERS TO BE OF
                                               COMPARABLE QUALITY.  THE
                                               FUND MAY INVEST UP TO 35% OF
                                               ITS ASSETS IN ISSUERS
                                               LOCATED IN A SINGLE STATE.
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      FUND NAMES        OBJECTIVES               PRINCIPAL STRATEGIES                      KEY DIFFERENCES
-----------------------------------------------------------------------------------------------------------------------------------
Strong Government       Seeks total return by    The Fund invests at least 80% of its      o   The principal difference between
Securities Fund         investing for a high     assets in higher-quality bonds (E.G.,         the WF Government Securities Fund
                        level of current         bonds rated A and higher by S&P) issued       and the Strong Government
                        income with a moderate   by the U.S. Government or its                 Securities Fund is that the WF
                        degree of share-price    agencies.  The Fund may also invest up        Government Securities Fund is not
                        fluctuation.             to 20% of its assets in U.S.                  permitted to invest in foreign
                                                 dollar-denominated foreign securities.        securities, whereas the Strong
                                                 The Fund's average effective maturity         Government Securities Fund may
                                                 will normally be between three and            invest up to 20% of its assets in
                                                 fifteen years.                                U.S. dollar-denominated foreign
-------------------------------------------------------------------------------------------    securities.
WF GOVERNMENT           SEEKS CURRENT INCOME.    THE FUND INVESTS AT LEAST 80% OF ITS      o   The WF Government Securities Fund
SECURITIES FUND (NEW)                            ASSETS IN U.S. GOVERNMENT OBLIGATIONS         principally invests in bonds rated
                                                 AND REPURCHASE AGREEMENTS                     BBB and higher by S&P, whereas the
                                                 COLLATERALIZED BY U.S. GOVERNMENT             Strong Government Securities Fund
                                                 OBLIGATIONS.  THE FUND INVESTS                principally invests in bonds rated
                                                 PRINCIPALLY IN INVESTMENT-GRADE (E.G.,        A and higher by S&P.
                                                 RATED BBB AND HIGHER BY S&P) U.S.
                                                 GOVERNMENT OBLIGATIONS.  THE FUND'S
                                                 AVERAGE EFFECTIVE MATURITY WILL
                                                 NORMALLY BE BETWEEN THREE AND FIFTEEN
                                                 YEARS.
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      FUND NAMES        OBJECTIVES             PRINCIPAL STRATEGIES                        KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund      Seeks capital          The Fund invests at least 65% of its        o      The WF Growth Fund invests at
                        growth.                assets in equity securities.  The Fund             least 80% of its assets in
                                               focuses on equity securities of companies          equity securities, whereas each
                                               that its manager believes have superior            of the Strong Funds invests at
                                               prospects for dynamic growth of revenues           least 65% of its assets in
                                               and/or earnings relative to earnings,              equity securities.
                                               cash flow, or asset value.  The Fund        o      The WF Growth Fund will tend to
                                               focuses on companies that dominate their           have substantially more holdings
                                               market, are establishing a new market, or          than the Strong Growth 20 Fund,
                                               are undergoing dynamic change.  The                which focuses on stocks of 20 to
                                               portfolio can include stocks of any size.          30 companies.
                                               The Fund may invest up to 25% of its        o      The WF Growth Fund may invest up
                                               assets in foreign securities.  Although            to 25% of its assets in foreign
                                               the Fund can invest in any economic                securities through ADRs and
                                               sector, at times it may emphasize one or           similar investments, whereas
                                               more particular sectors.                           each of the Strong Growth Fund
-------------------------------------------------------------------------------------------       and the Strong Growth 20 Fund
Strong Growth 20 Fund   Seeks capital growth.  The Fund invests at least 65% of its               may invest up to 25% of its
                                               assets in equity securities. The Fund              assets directly or indirectly in
                                               focuses on equity securities of 20 to 30           foreign securities.
                                               companies that its manager believes have
                                               favorable prospects for above average and
                                               sustainable growth earnings and revenue.
                                               The portfolio can include equity
                                               securities of any size.  Although the
                                               Fund can invest in any economic sector,
                                               at times it may emphasize one or more
                                               particular sectors.  The Fund may invest
                                               up to 25% of its assets in foreign
                                               securities.  Because the Fund retains the
                                               flexibility to invest in a relatively
                                               small number of stocks, it is also
                                               considered to be non-diversified.
-------------------------------------------------------------------------------------------
WF GROWTH FUND (NEW)    SEEKS LONG-TERM        THE FUND INVESTS AT LEAST 80% OF ITS
                        CAPITAL APPRECIATION.  ASSETS IN EQUITY SECURITIES.  THE FUND
                                               MAY INVEST UP TO 25% OF ITS ASSETS IN
                                               FOREIGN SECURITIES THROUGH ADRS AND
                                               SIMILAR INVESTMENTS.
------------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income    Seeks high total return by   The Fund invests at least 65% of   o    The WF Growth and Income Fund,
Fund                        investing for capital        its assets in equity securities.        like the Strong Large Cap Core
                            growth and income.           The Fund focuses primarily on           Fund, invests at least 80% of
                                                         equity securities of                    its assets in
                                                         large-capitalization,                   large-capitalization companies,
                                                         dividend-paying U.S. companies          whereas the Strong Growth and
                                                         that offer the potential for            Income Fund invests 65% of its
                                                         capital growth.  The Fund may           assets in equity securities
                                                         invest up to 25% of its assets          without regard to
                                                         in foreign securities.                  capitalization.  In addition,
------------------------------------------------------------------------------------------       the WF Growth and Income Fund
Strong Large Cap Core Fund  Seeks capital growth.        The Fund invests at least 80% of        does not focus on
                                                         its assets in equity securities         dividend-paying U.S. companies.
                                                         of large-capitalization            o    The WF Growth and Income Fund
                                                         companies.  Large-capitalization        seeks total return, comprised
                                                         companies are defined as those          of capital appreciation and
                                                         companies with a market                 current income, which is
                                                         capitalization substantially            substantially similar to the
                                                         similar to that of companies in         objective of the Strong Growth
                                                         the S&P 500 Index at the time of        and Income Fund, but differs
                                                         investment.  The Fund also              from that of the Strong Large
                                                         invests in medium-capitalization        Cap Core Fund, which seeks
                                                         companies.  The portfolio               capital growth (without regard
                                                         generally holds 50 or fewer             to income).
                                                         stocks.  The Fund may invest up    o    The WF Growth and Income Fund
                                                         to 25% of its assets in foreign         may invest up to 25% of its
                                                         securities.                             assets in foreign securities
-----------------------------------------------------------------------------------------        through ADRs and similar
WF GROWTH AND INCOME FUND   SEEKS TOTAL RETURN,          THE FUND INVESTS AT LEAST 80% OF        investments, whereas each of
(NEW)                       COMPRISED OF LONG-TERM       ITS ASSETS IN SECURITIES OF             the Strong Growth and Income
                            CAPITAL APPRECIATION AND     LARGE-CAPITALIZATION COMPANIES,         Fund and the Strong Large Cap
                            CURRENT INCOME.              WHICH IS DEFINED AS COMPANIES           Core Fund may invest up to 25%
                                                         WITH MARKET CAPITALIZATIONS OF          of its assets directly or
                                                         $3 BILLION OR MORE.  THE FUND           indirectly in foreign
                                                         MAY INVEST UP TO 25% OF ITS             securities.
                                                         ASSETS IN FOREIGN SECURITIES       o    The WF Growth and Income Fund
                                                         THROUGH ADRS AND SIMILAR                will tend to have fewer
                                                         INVESTMENTS.                            holdings (30-40) than the
                                                                                                 Strong Growth and Income Fund
                                                                                                 (which currently holds
                                                                                                 approximately 110 holdings).
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund  Seeks current income, a      The Fund is managed to provide     o    There are no material
                            stable share price, and      attractive yields and a stable          differences between the two
                            daily liquidity.             share price of $1.00.  The Fund         Funds because they have
                                                         invests in a portfolio of               substantially similar
                                                         high-quality, short-term debt           investment objectives,
                                                         securities issued by                    principal strategies and
                                                         government-sponsored entities,          investment policies, and invest
                                                         corporations, and banks and             in substantially similar
                                                         other financial institutions.           investments, except that the WF
----------------------------------------------------------------------------------------         Heritage Money market Fund will
WF HERITAGE MONEY MARKET    SEEKS CURRENT INCOME,        THE PRINCIPAL STRATEGIES OF THE         place less emphasis than the
FUND (NEW)                  WHILE PRESERVING CAPITAL     FUND ARE SUBSTANTIALLY SIMILAR          Strong Heritage Money Market
                            AND LIQUIDITY.               TO THOSE OF THE STRONG HERITAGE         Fund on investments in
                                                         MONEY FUND.                             securities of
                                                                                                 government-sponsored entities
                                                                                                 and corporations, and the WF
                                                                                                 Heritage Money Market Fund may
                                                                                                 invest without limit in
                                                                                                 securities of foreign issuers.
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------
Strong High-Yield Bond      Seeks total return by        The Fund invests at least 80% of   o  The WF High Income Fund seeks
Fund                        investing for a high level   its assets in lower-quality,          total return with a high level
                            of current income and        high-yield bonds of corporate         of current income, whereas the
                            capital growth.              issuers (E.G., bonds rated from       Strong High-Yield Bond Fund
                                                         BB to C by S&P).  The Fund may        seeks total return by investing
                                                         invest up to 20% of its assets        for a high level of current
                                                         in common stocks and securities       income and capital growth.
                                                         that are convertible into common   o  The WF High Income Fund may
                                                         stocks.  The Fund may also            invest up to 30% of its assets
                                                         invest up to 30% of its assets        in dollar-denominated debt
                                                         in foreign securities.  The Fund      securities of foreign issuers,
                                                         may invest up to 10% of its           whereas the Strong High-Yield
                                                         assets in securities that are in      Bond Fund may invest up to 30%
                                                         default at the time of purchase.      of its assets directly or
                                                         The Fund's average effective          indirectly in foreign
                                                         maturity will normally be             securities.
                                                         between three years and ten
                                                         years.
--------------------------------------------------------------------------------------------
WF HIGH INCOME FUND (NEW)   SEEKS TOTAL RETURN WITH A    THE FUND INVESTS AT LEAST 80% OF
                            HIGH LEVEL OF CURRENT        ITS ASSETS IN CORPORATE DEBT
                            INCOME.                      SECURITIES THAT ARE BELOW
                                                         INVESTMENT GRADE (E.G., DEBT
                                                         SECURITIES RATED FROM BB TO C BY
                                                         S&P).  THE FUND MAY INVEST UP TO
                                                         30% OF ITS ASSETS IN
                                                         DOLLAR-DENOMINATED DEBT
                                                         SECURITIES OF FOREIGN ISSUERS
                                                         AND UP TO 10% OF ITS ASSETS IN
                                                         DEBT SECURITIES THAT ARE IN
                                                         DEFAULT AT THE TIME OF
                                                         PURCHASE.  THE FUND'S AVERAGE
                                                         EFFECTIVE MATURITY WILL NORMALLY
                                                         BE BETWEEN THREE AND TEN YEARS.
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Index 500 Fund       Seeks to replicate as      The Fund invests all of its         o   The WF Index Fund may invest a
                            closely as practicable,    assets in a separate mutual fund,       smaller percentage of its assets
                            before fees and            called the S&P 500 Index Master         in securities that replicate the
                            expenses, the              Portfolio ("Master Portfolio"), a       holdings of the S&P 500 Index
                            capitalization-weighted    series of Master Investment             (at least 80%) as compared with
                            total rate of return of    Portfolio that has a                    the Strong Index 500 Fund (at
                            that portion of the U.S.   substantially similar investment        least 90%).  However, both seek
                            market for publicly        objective.  The Master Portfolio        to achieve at least a 95%
                            traded common stocks       and the Fund pursue their               correlation, before fees and
                            composed of the larger     objectives by investing in all of       expenses, between their returns
                            capitalization             the securities that make up the         and that of the S&P 500 Index
                            companies.                 S&P 500 Index in proportions that       and both typically invest
                                                       match the weighting of the S&P          substantially all of their
                                                       500 Index.  The Master Portfolio        assets in a way that replicates
                                                       invests at least 90% of its             the holdings of the S&P 500
                                                       assets in the same stocks and in        Index.
                                                       substantially the same
                                                       percentages as the S&P 500 Index.
                                                       The Master Portfolio seeks to
                                                       come within 95% of S&P 500
                                                       Index's return, before fees and
                                                       expenses, in falling as well as
                                                       rising markets.  It does not seek
                                                       to "beat" the market it tracks.
-----------------------------------------------------------------------------------------
WF INDEX FUND               SEEKS TO REPLICATE THE     THE FUND IS A GATEWAY FUND THAT
                            TOTAL RETURN OF THE S&P    INVESTS ITS ASSETS IN A MASTER
                            500 INDEX, BEFORE FEES     PORTFOLIO WITH A SUBSTANTIALLY
                            AND EXPENSES.              SIMILAR INVESTMENT OBJECTIVE AND
                                                       INVESTMENT STRATEGIES.  THE FUND
                                                       INVESTS AT LEAST 80% OF ITS
                                                       ASSETS IN A DIVERSIFIED PORTFOLIO
                                                       OF EQUITY SECURITIES DESIGNED TO
                                                       REPLICATE THE HOLDINGS AND THE
                                                       WEIGHTINGS OF THE STOCKS LISTED
                                                       IN THE S&P 500 INDEX, AND
                                                       ATTEMPTS TO ACHIEVE AT LEAST A
                                                       95% CORRELATION BETWEEN THE
                                                       PERFORMANCE OF THE S&P 500 INDEX
                                                       AND THE FUND'S INVESTMENT
                                                       RESULTS, BEFORE FEES AND
                                                       EXPENSES.  THIS CORRELATION IS
                                                       SOUGHT REGARDLESS OF MARKET
                                                       CONDITIONS.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Intermediate         Seeks total return by        The Fund invests at least 80% of   o     The WF Intermediate Tax-Free
Municipal Bond Fund         investing for a high level   its assets in municipal bonds,           Fund invests at least 80% of
                            of federally tax-exempt      including intermediate-term,             its assets in municipal
                            current income.              higher- and medium-quality               securities exempt from the
                                                         municipal bonds.  The Fund may           federal AMT, whereas the Strong
                                                         invest up to 15% of its assets           Intermediate Municipal Bond
                                                         in securities that are of lower          Fund is not subject to any
                                                         quality (E.G., high-yield or             percentage restriction on its
                                                         junk bonds).  The Fund may also          investments in securities that
                                                         invest up to 20% of its assets           are subject to the federal AMT.
                                                         in taxable securities of
                                                         comparable quality to its
                                                         investments in municipal
                                                         obligations, including U.S.
                                                         Government securities, bank and
                                                         corporate obligations, and
                                                         short-term, fixed-income
                                                         securities.  The Fund typically
                                                         maintains an average effective
                                                         maturity between three and ten
                                                         years.
-----------------------------------------------------------------------------------------
WF INTERMEDIATE TAX-FREE    SEEKS CURRENT INCOME         THE FUND INVESTS AT LEAST 80% OF
FUND (NEW)                  EXEMPT FROM FEDERAL INCOME   ITS ASSETS IN MUNICIPAL
                            TAX.                         SECURITIES THAT PAY INTEREST
                                                         EXEMPT FROM FEDERAL INCOME TAX
                                                         AND FEDERAL AMT.  THE FUND MAY
                                                         INVEST UP TO 15% OF ITS ASSETS
                                                         IN BELOW INVESTMENT-GRADE
                                                         SECURITIES (E.G., DEBT
                                                         SECURITIES RATED FROM BB TO C BY
                                                         S&P).  THE FUND TYPICALLY
                                                         MAINTAINS AN AVERAGE EFFECTIVE
                                                         MATURITY BETWEEN THREE AND TEN
                                                         YEARS.
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                    PRINCIPAL STRATEGIES              KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Large Cap Growth    Seeks capital growth.         The Fund invests at least 80%     o    The Funds define their
Fund                                                     of its assets in equity                capitalization ranges
                                                         securities of                          differently.  The WF Large Cap
                                                         large-capitalization companies         Growth Fund defines
                                                         that its managers believe offer        large-capitalization companies
                                                         the potential for capital              as those with market
                                                         growth. The Fund defines large         capitalizations of $3 billion or
                                                         capitalization companies as            more, whereas the Strong Large
                                                         those with market                      Cap Growth Fund defines
                                                         capitalizations substantially          large-capitalization companies
                                                         similar to those of companies          as those with market
                                                         in the S&P 500 Index at the            capitalizations substantially
                                                         time of investment. The Fund           similar to those of companies in
                                                         may invest at least 25% of its         the S&P 500 Index at the time of
                                                         assets in foreign securities.          investment, which may, at times,
                                                         Although the Fund can invest in        set a minimum that is higher or
                                                         any economic sector, at times          lower than $3 billion.
                                                         it may emphasize one or more      o    The WF Large Cap Growth Fund may
                                                         particular sectors.                    invest up to 25% of its assets
----------------------------------------------------------------------------------------        in foreign securities through
WF LARGE CAP GROWTH FUND   SEEKS LONG-TERM CAPITAL       THE FUND INVESTS AT LEAST 80%          ADRs and similar investments,
(NEW)                      APPRECIATION.                 OF ITS ASSETS IN SECURITIES OF         whereas the Strong Large Cap
                                                         LARGE-CAPITALIZATION COMPANIES,        Growth Fund may invest up to 25%
                                                         WHICH ARE DEFINED AS THOSE WITH        of its assets directly or
                                                         MARKET CAPITALIZATIONS OF $3           indirectly in foreign securities.
                                                         BILLION OR MORE.  THE FUND MAY
                                                         INVEST UP TO 25% OF ITS ASSETS
                                                         IN FOREIGN SECURITIES THROUGH
                                                         ADRS AND SIMILAR INVESTMENTS.
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                                       28

----------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Large Company        Seeks total return by        The Fund invests at least 80% of   o    The WF Capital Growth Fund
Growth Fund                 investing for capital        its assets in securities of             seeks long-term capital
                            growth and income.           large-capitalization companies          appreciation, whereas the
                                                         that its managers believe offer         Strong Large Company Growth
                                                         the potential for above-average         Fund seeks total return by
                                                         earnings growth, which may              investing for capital growth
                                                         include income-producing equity         and income and the Strong
                                                         securities.                             Endeavor Fund seeks capital
                                                         Large-capitalization companies          growth.
                                                         are defined as those with a        o    The WF Capital Growth Fund and
                                                         market capitalization                   Strong Large Company Growth
                                                         substantially similar to that of        Fund define their
                                                         companies in the S&P 500 Index          capitalization ranges
                                                         at the time of investment.              differently.  The WF Capital
                                                         Although the Fund may invest in         Growth Fund defines
                                                         any economic sector, at times it        large-capitalization companies
                                                         may emphasize one or more               as those with market
                                                         particular sectors.  The Fund           capitalizations of $3 billion
                                                         may invest up to 25% of its             or more, whereas the Strong
                                                         assets in foreign securities.           Large Company Growth Fund
------------------------------------------------------------------------------------------       defines large-capitalization
Strong Endeavor Fund        Seeks capital growth.        The Fund invests at least 65% of        companies as those with a
                                                         its assets in equity                    market capitalization
                                                         securities.  The Fund focuses on        substantially similar to that
                                                         equity securities of companies          of companies in the S&P 500
                                                         that its managers believe have          Index, which may, at times set
                                                         above-average earnings growth           a minimum that is higher or
                                                         prospects.  The Fund invests            lower than $3 billion.
                                                         primarily in                       o    The WF Capital Growth Fund
                                                         large-capitalization companies,         invests principally (at least
                                                         but also invests in small- and          80%) in large-capitalization
                                                         medium-capitalization companies.        securities, whereas the Strong
                                                         Although the Fund may invest in         Endeavor Fund invests primarily
                                                         any economic sector, at times it        in large-capitalization
                                                         may emphasize one or more               companies, but also invests in
                                                         particular sectors.  The Fund           small- and
                                                         may invest up to 25% of its             medium-capitalization companies.
                                                         assets in foreign securities.      o    The WF Capital Growth Fund may
-----------------------------------------------------------------------------------------        invest up to 25% of its assets
WF CAPITAL GROWTH FUND      SEEKS LONG-TERM CAPITAL      THE FUND INVESTS AT LEAST 80% OF        in foreign securities through
(NEW)                       APPRECIATION.                ITS ASSETS IN SECURITIES OF             ADRs and similar investments,
                                                         LARGE-CAPITALIZATION COMPANIES,         whereas each of the Strong
                                                         WHICH ARE DEFINED AS THOSE WITH         Large Company Growth Fund and
                                                         MARKET CAPITALIZATIONS OF $3            Strong Endeavor Fund may invest
                                                         BILLION OR MORE.  THE FUND MAY          up to 25% of its assets
                                                         INVEST UP TO 25% OF ITS ASSETS          directly or indirectly in
                                                         IN FOREIGN SECURITIES THROUGH           foreign securities.
                                                         ADRS AND SIMILAR INVESTMENTS.
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

----------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Life Stage Series    Seeks capital growth.        The Fund invests substantially     o    The WF Life Stage - Aggressive
- Aggressive Portfolio                                   all of its assets in a group of         Portfolio seeks capital
                                                         the Strong Family of Funds              appreciation with a secondary
                                                         (Underlying Funds).  The                emphasis on current income,
                                                         Underlying Funds have different         whereas the Strong Life Stage
                                                         allocations of stocks, bonds,           Series - Aggressive Portfolio
                                                         and cash reflecting varying             seeks capital growth.
                                                         degrees of potential investment    o    The WF Life Stage - Aggressive
                                                         risk and reward. The Fund               Portfolio invests its assets in
                                                         expects to allocate 80% of its          other WF Funds and other
                                                         assets to stocks and 20% of its         portfolios managed by Funds
                                                         assets to bonds.                        Management.
-----------------------------------------------------------------------------------------
WF LIFE STAGE -             SEEKS CAPITAL APPRECIATION   THE FUND INVESTS IN AFFILIATED
AGGRESSIVE PORTFOLIO (NEW)  WITH A SECONDARY EMPHASIS    FUNDS. IT INVESTS 80% OF ITS
                            ON CURRENT INCOME.           ASSETS IN STOCK FUNDS AND 20% OF
                                                         ITS ASSETS IN BOND FUNDS.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Life Stage Series    Seeks total return by        The Fund invests substantially     o    The WF Life Stage -
- Conservative Portfolio    investing primarily for      all of its assets in a group of         Conservative Portfolio seeks a
                            income and secondarily for   the Strong Family of Funds              combination of current income
                            capital growth.              (Underlying Funds).  The                and capital appreciation,
                                                         Underlying Funds have different         whereas the Strong Life Stage
                                                         allocations of stocks, bonds,           Series - Conservative Portfolio
                                                         and cash reflecting varying             seeks total return by investing
                                                         degrees of potential investment         primarily for income and
                                                         risk and reward. The Fund               secondarily for capital growth.
                                                         expects to allocate 40% of its     o    The WF Life Stage -Conservative
                                                         assets to stocks and 60% of its         Portfolio invests its assets in
                                                         assets to bonds.                        other WF Funds and other
                                                                                                 portfolios managed by Funds
                                                                                                 Management.
--------------------------------------------------------------------------------------------
WF LIFE STAGE -             SEEKS A COMBINATION OF       THE FUND INVESTS IN AFFILIATED
CONSERVATIVE PORTFOLIO      CURRENT INCOME AND CAPITAL   FUNDS.  IT INVESTS 40% OF ITS
(NEW)                       APPRECIATION.                ASSETS IN STOCK FUNDS AND 60% OF
                                                         ITS ASSETS IN BOND FUNDS.
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

----------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Life Stage Series    Seeks total return by        The Fund invests substantially     o    The Funds have slightly
- Moderate Portfolio        investing primarily for      all of its assets in a group of         different investment
                            capital growth and           the Strong Family of Funds              objectives.  The WF Life Stage
                            secondarily for income.      (Underlying Funds).  The                - Moderate Portfolio seeks a
                                                         Underlying Funds have different         combination of capital
                                                         allocations of stocks, bonds,           appreciation and current
                                                         and cash reflecting varying             income, whereas the Strong Life
                                                         degrees of potential investment         Stage Series - Moderate
                                                         risk and reward. The Fund               Portfolio seeks total return by
                                                         expects to allocate 60% of its          investing primarily for capital
                                                         assets to stocks and 40% of its         growth and secondarily for
                                                         assets to bonds.                        income.
-----------------------------------------------------------------------------------------   o    The WF Life Stage - Moderate
WF LIFE STAGE - MODERATE    SEEKS A COMBINATION OF       THE FUND INVESTS IN AFFILIATED          Portfolio invests its assets in
PORTFOLIO (NEW)             CAPITAL APPRECIATION AND     FUNDS.  IT INVESTS 60% OF ITS           other WF Funds and other
                            CURRENT INCOME.              ASSETS IN STOCK FUNDS AND ITS           portfolios managed by Funds
                                                         40% OF ITS ASSETS IN BOND FUNDS.        Management.
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                                       32

----------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES                KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Mid Cap             Seeks capital growth.        The Fund invests at least 80% of    o    There are no material
Disciplined Fund                                        its assets in equity securities          differences between the two
                                                        of medium-capitalization                 Funds because they have
                                                        companies that the Fund's manager        substantially similar
                                                        believes present attractive              investment objectives,
                                                        opportunities but have not been          principal strategies and
                                                        widely recognized by investment          investment policies, and invest
                                                        analysts or the financial press.         in substantially similar
                                                        The Fund defines                         investments.
                                                        "medium-capitalization companies"
                                                        as companies whose market
                                                        capitalization is substantially
                                                        similar to that of companies in
                                                        the Russell Midcap(R) Index at the
                                                        time of investment. The Fund may
                                                        invest up to 25% of its assets in
                                                        foreign securities. Although the
                                                        Fund can invest in any economic
                                                        sector, at times it may emphasize
                                                        one or more particular sectors.
--------------------------------------------------------------------------------------------
WF MID CAP DISCIPLINED     SEEKS LONG-TERM CAPITAL      THE PRINCIPAL STRATEGIES OF THE
FUND (NEW)                 APPRECIATION.                FUND ARE SUBSTANTIALLY SIMILAR TO
                                                        THOSE OF THE STRONG MID CAP
                                                        DISCIPLINED FUND.
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                                       33

-----------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Minnesota Tax-Free   Seeks total return by        The Fund invests at least 95% of   o    The WF Minnesota Tax-Free Fund
Fund                        investing for a high level   its assets in municipal                 has slightly more flexibility
                            of current income that is    obligations whose interest is           to vary its average portfolio
                            exempt from federal and      exempt from federal and                 maturity than does the Strong
                            Minnesota personal income    Minnesota personal income taxes,        Minnesota Tax-Free Fund and
                            taxes.                       and at least 80% of its assets          normally maintains a longer
                                                         in municipal obligations whose          weighted maturity.
                                                         interest is exempt from the        o    Although the WF Minnesota
                                                         federal AMT.  The Fund invests          Tax-Free Fund is required to
                                                         at least 65% of its assets in           invest at least 80% of its
                                                         higher- and medium-quality              assets in municipal securities
                                                         securities.  The Fund may invest        that pay interest exempt from
                                                         up to 25% of its assets in              federal income tax and
                                                         securities that are of lower            Minnesota individual income tax
                                                         quality (E.G., high-yield or            and the Strong Minnesota
                                                         junk bonds). The Fund may invest        Tax-Free Fund is required to
                                                         up to 25% of its assets in              invest at least 95% in such
                                                         industrial development bonds            securities, the WF Minnesota
                                                         ("IDBs"), which may be in               Tax-Free Fund is currently
                                                         related industries or with              managed so that at least 95% of
                                                         related issuers, and up to 25%          the income generated by the
                                                         of its assets in municipal              Fund is exempt from Minnesota
                                                         leases.  The Fund typically             individual income tax.
                                                         maintains an average effective     o    The WF Minnesota Tax-Free Fund
                                                         maturity between five and twenty        generally invests 5% or less in
                                                         years.                                  IDBs, whereas the Strong
------------------------------------------------------------------------------------------       Minnesota Tax-Free Fund may
WF MINNESOTA TAX- FREE      SEEKS A HIGH LEVEL OF        THE FUND INVESTS AT LEAST 80% OF        invest up to 25% of its assets
FUND                        CURRENT INCOME EXEMPT FROM   ITS ASSETS IN MUNICIPAL                 in IDBs, and up to 25% of its
                            FEDERAL INCOME TAX AND       SECURITIES THAT PAY INTEREST            assets in municipal leases.
                            MINNESOTA INDIVIDUAL         EXEMPT FROM FEDERAL INCOME TAX
                            INCOME TAX, WITHOUT          AND MINNESOTA INDIVIDUAL INCOME
                            ASSUMING UNDUE RISK.         TAX.  THE FUND IS CURRENTLY
                                                         MANAGED SO THAT AT LEAST 95% OF
                                                         THE INCOME GENERATED BY THE FUND
                                                         IS EXEMPT FROM MINNESOTA
                                                         INDIVIDUAL INCOME TAX.  THE FUND
                                                         MAY INVEST UP TO 25% OF ITS
                                                         ASSETS IN BELOW INVESTMENT-GRADE
                                                         MUNICIPAL SECURITIES (E.G., DEBT
                                                         SECURITIES RATED FROM BB TO C BY
                                                         S&P).  THERE ARE NO RESTRICTIONS
                                                         ON THE FUND'S AVERAGE PORTFOLIO
                                                         MATURITY.  HOWEVER, THE FUND'S
                                                         DOLLAR-WEIGHTED AVERAGE MATURITY
                                                         NORMALLY WILL BE GREATER THAN 10
                                                         YEARS, AND COULD REACH OR EXCEED
                                                         20 YEARS.
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                                       34

--------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
--------------------------------------------------------------------------------------------------------------------------------
Strong Money Market Fund    Seeks current income, a      The Fund is managed to provide     o   The two Funds have
                            stable share price, and      attractive yields and a stable         substantially similar
                            daily liquidity.             share price of $1.00.  The Fund        investment objectives,
                                                         invests in a portfolio of              principal strategies and
                                                         high-quality, short-term debt          investment policies, and invest
                                                         securities issued by governments       in substantially similar
                                                         and their agencies,                    investments, except that the WF
                                                         corporations, and banks and            Money Market Fund may invest
                                                         other financial institutions.          without limit in obligations of
----------------------------------------------------------------------------------------        foreign issuers.
WF MONEY MARKET FUND        SEEKS CURRENT INCOME,        THE FUND INVESTS 100% OF ITS
                            WHILE PRESERVING CAPITAL     ASSETS IN HIGH-QUALITY,
                            AND LIQUIDITY.               SHORT-TERM MONEY MARKET
                                                         INSTRUMENTS.  THE FUND MAY
                                                         INVEST WITHOUT LIMITATION IN
                                                         HIGH-QUALITY, SHORT-TERM
                                                         OBLIGATIONS OF FOREIGN ISSUERS.
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
-----------------------------------------------------------------------------------------------------------------------------------
Strong Municipal Money      Seeks federal tax-exempt     The Fund is managed to provide     o     There are no material
Market Fund                 current income, a stable     attractive yields and a stable           differences between the two
                            share price, and daily       share price of $1.00.  The Fund          Funds because they have
                            liquidity.                   invests at least 80% of its              substantially similar
                                                         assets in municipal securities.          investment objectives,
                                                         The Fund invests in a portfolio          principal strategies and
                                                         of high-quality, short-term debt         investment policies, and invest
                                                         securities primarily issued by           in substantially similar
                                                         states and their political               investments, except that the WF
                                                         subdivisions, such as                    Municipal Money Market Fund may
                                                         municipalities.  The Fund                invest up to 35% of its total
                                                         invests in municipal bonds whose         assets in securities of issuers
                                                         interest may be subject to the           in any one state and the Strong
                                                         federal AMT.                             Municipal Money Market Fund has
-----------------------------------------------------------------------------------------         no stated limit.
WF MUNICIPAL MONEY MARKET   SEEKS CURRENT INCOME         THE FUND INVESTS 100% OF TOTAL
FUND (NEW)                  EXEMPT FROM FEDERAL INCOME   ASSETS IN HIGH-QUALITY,
                            TAX, WHILE PRESERVING        SHORT-TERM MONEY MARKET
                            CAPITAL AND LIQUIDITY.       INSTRUMENTS.  THE FUND ALSO
                                                         INVESTS AT LEAST 80% OF ITS
                                                         ASSETS IN MUNICIPAL SECURITIES
                                                         THAT PAY INTEREST EXEMPT FROM
                                                         FEDERAL INCOME TAX, BUT NOT
                                                         NECESSARILY THE FEDERAL AMT
                                                         THESE INCLUDE MUNICIPAL
                                                         SECURITIES THAT ARE ISSUED BY OR
                                                         ON BEHALF OF STATES, TERRITORIES
                                                         AND POSSESSIONS OF THE U.S. OR
                                                         OTHER POLITICAL SUBDIVISIONS AND
                                                         FINANCING AUTHORITIES.
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

---------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES                KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund    Seeks capital growth.        The Fund invests at least 70% of    o   The two Funds have
                                                        its assets in equity securities.        substantially similar
                                                        The Fund invests primarily in           investment objectives,
                                                        equity securities of                    principal strategies and
                                                        medium-capitalization companies         investment policies, and invest
                                                        that the Fund's managers believe        in substantially similar
                                                        are underpriced, yet have               investments, except that the WF
                                                        attractive growth prospects. The        Opportunity Fund invests at
                                                        Fund may invest up to 25% of its        least 80% of its assets in
                                                        assets in foreign securities.           equity securities, whereas the
-----------------------------------------------------------------------------------------       Strong Opportunity Fund invests
WF OPPORTUNITY FUND (NEW)  SEEKS LONG-TERM CAPITAL      THE FUND INVESTS AT LEAST 80% OF        at least 70% of its assets in
                           APPRECIATION.                ITS ASSETS IN EQUITY SECURITIES.        equity securities.
                                                        THE FUND MAY INVEST UP TO 25% OF
                                                        ITS ASSETS IN FOREIGN SECURITIES.
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                                       37

----------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Overseas Fund        Seeks capital growth.        The Fund invests at least 80% of   o    The two Funds have
                                                         its assets in equity securities         substantially similar
                                                         of companies incorporated in ten        investment objectives,
                                                         or more foreign countries, which        principal strategies and
                                                         may include stocks from emerging        investment policies, and invest
                                                         markets.  Stocks chosen for             in substantially similar
                                                         inclusion in the Fund share             investments, except that the WF
                                                         similar characteristics, such as        Overseas Fund is not required
                                                         an industry leadership position,        to invest in companies from at
                                                         innovative products and                 least ten foreign countries.
                                                         services, balance sheet            o    The WF Overseas Fund is allowed
                                                         strength, and management teams          to apply more flexible criteria
                                                         with demonstrated effectiveness         than the Strong Overseas Fund
                                                         in a competitive global                 in determining whether a
                                                         environment.                            security is a non-U.S. security.
------------------------------------------------------------------------------------------
WF OVERSEAS FUND (NEW)      SEEKS LONG-TERM CAPITAL      THE FUND INVESTS AT LEAST 80% OF
                            APPRECIATION.                ITS ASSETS IN NON-U.S.
                                                         SECURITIES.  THE FUND FOCUSES ON
                                                         COMPANIES WITH STRONG GROWTH
                                                         POTENTIAL AND THAT OFFER GOOD
                                                         RELATIVE VALUES.  THESE
                                                         COMPANIES TYPICALLY HAVE
                                                         DISTINCT COMPETITIVE ADVANTAGES,
                                                         HIGH OR IMPROVING RETURNS ON
                                                         INVESTED CAPITAL, AND A
                                                         POTENTIAL FOR POSITIVE EARNINGS
                                                         SURPRISE.  THE FUND MAY INVEST
                                                         IN EMERGING MARKETS.
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

----------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond      Seeks total return by        The Fund invests at least 80% of   o    The principal strategies and
Fund                        investing for a high level   its assets in bonds, including          investment approach of the WF
                            of current income with a     short- and intermediate-term            Short-Term Bond Fund are
                            low degree of share-price    corporate, mortgage- and                substantially similar to those
                            fluctuation.                 asset-backed, and U.S.                  of the Strong Short-Term Bond
                                                         Government (and its agencies)           Fund.
                                                         bonds.  The Fund invests at        o    The WF Short-Term Bond Fund may
                                                         least 75% of its assets in              invest a portion of its assets
                                                         higher- and medium-quality bonds        in lower quality securities (up
                                                         (E.G., bonds rated BBB and              to 25%) as compared with the
                                                         higher by S&P).  The Fund may           Strong Short-Term Income Fund
                                                         also invest up to 25% of its            (0% in lower-quality
                                                         assets in lower-quality,                securities).
                                                         high-yield bonds (E.G., bonds      o    The WF Short-Term Bond Fund may
                                                         rated BB to C by S&P). The Fund         invest up to 25% of its assets
                                                         may also invest up to 30% of its        in dollar-denominated debt
                                                         assets in foreign securities.           securities of foreign issuers,
                                                         The Fund's average effective            whereas each of the Strong
                                                         maturity will normally be three         Short-Term Bond Fund and the
                                                         years or less.                          Strong Short-Term Income Fund
-------------------------------------------------------------------------------------------      may invest up to 30% of its
Strong Short-Term Income    Seeks total return by        The Fund invests 100% of its            assets in foreign securities.
Fund                        investing for a high level   assets in investment-grade
                            of current income.           securities (including
                                                         investment-grade corporate,
                                                         mortgage- and asset-backed, and
                                                         U.S. Government and its
                                                         agencies' bonds), and other
                                                         investment-grade obligations.
                                                         Investment-grade securities are
                                                         securities rated in the higher
                                                         quality categories to those
                                                         rated in the medium-quality
                                                         category (E.G., securities rated
                                                         AAA to BBB by S&P). The Fund may
                                                         also invest up to 30% of its
                                                         assets in foreign securities.
                                                         The Fund's average effective
                                                         maturity will normally be three
                                                         years or less.
-------------------------------------------------------------------------------------------
WF SHORT-TERM BOND FUND     SEEKS CURRENT INCOME         THE FUND INVESTS AT LEAST 80% OF
(NEW)                       CONSISTENT WITH CAPITAL      ITS ASSETS IN DEBT SECURITIES.
                            PRESERVATION.                THE FUND INVESTS UP TO 25% OF
                                                         ITS ASSETS IN BELOW
                                                         INVESTMENT-GRADE DEBT SECURITIES
                                                         (E.G., DEBT SECURITIES RATED
                                                         FROM BB TO C BY S&P).  THE FUND
                                                         MAY INVEST UP TO 25% OF ITS
                                                         ASSETS IN DOLLAR-DENOMINATED
                                                         DEBT SECURITIES OF FOREIGN
                                                         ISSUERS.  THE FUND'S AVERAGE
                                                         EFFECTIVE MATURITY WILL NORMALLY
                                                         BE THREE YEARS OR LESS.
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

----------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term High      Seeks total return by        The Fund invests at least 80% of   o    The two Funds have
Yield Bond Fund             investing for a high level   its assets in short- and                substantially similar
                            of current income with a     intermediate-term,                      investment objectives,
                            moderate degree of           lower-quality, high-yield bonds         principal strategies and
                            share-price fluctuation.     (E.G., bonds rated BB through C         investment policies, and invest
                                                         by S&P) of corporate issuers.           in substantially similar
                                                         The Fund invests primarily in           investments, except that the WF
                                                         debt obligations rated BB               Short-Term High Yield Bond Fund
                                                         through B by S&P.  The Fund may         may invest up to 25% of its
                                                         also invest up to 30% of its            assets in dollar-denominated
                                                         assets in foreign securities.           debt securities of foreign
                                                         The Fund's average effective            issuers, whereas the Strong
                                                         maturity will normally be three         Short-Term High Yield Bond Fund
                                                         years or less.                          may invest up to 30% of its
------------------------------------------------------------------------------------------       assets in foreign securities.
WF SHORT-TERM HIGH YIELD    SEEKS TOTAL RETURN WITH A    THE FUND INVESTS AT LEAST 80% OF
BOND FUND (NEW)             HIGH LEVEL OF CURRENT        ITS ASSETS IN BELOW
                            INCOME.                      INVESTMENT-GRADE CORPORATE DEBT
                                                         SECURITIES (E.G., DEBT
                                                         SECURITIES RATED FROM BB TO C BY
                                                         S&P).  THE FUND MAY INVEST UP TO
                                                         25% OF ITS ASSETS IN
                                                         DOLLAR-DENOMINATED DEBT
                                                         SECURITIES OF FOREIGN ISSUERS.
                                                         THE FUND'S AVERAGE EFFECTIVE
                                                         MATURITY WILL NORMALLY BE THREE
                                                         YEARS OR LESS.
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term           Seeks total return by        The Fund invests at least 80% of   o   The principal strategies and
Municipal Bond Fund         investing for a high level   its assets in municipal bonds.         investment approach of the WF
                            of federally tax-exempt      It invests primarily in short-         Short-Term Municipal Bond Fund
                            current income with a low    and intermediate-term municipal        are substantially similar to
                            degree of share-price        bonds, and invests at least 85%        those of the Strong Short-Term
                            fluctuation.                 of its assets in higher- and           Municipal Bond Fund.
                                                         medium-quality securities.  The    o   The WF Short-Term Municipal
                                                         Fund may invest up to 15% of its       Bond Fund may invest a much
                                                         assets in securities that are of       smaller percentage of its
                                                         lower quality. The Fund may also       assets in lower quality
                                                         invest up to 20% of its assets         securities (up to 15%) than the
                                                         in taxable securities of               Strong Short-Term High Yield
                                                         comparable quality to its              Municipal Fund (at least 65% in
                                                         investments in municipal               medium-and lower- quality
                                                         obligations, including U.S.            securities).
                                                         Government securities, bank and
                                                         corporate obligations, and
                                                         short-term, fixed-income
                                                         securities.  The Fund typically
                                                         maintains an average effective
                                                         maturity of three years or less.
------------------------------------------------------------------------------------------
Strong Short-Term High      Seeks total return by        The Fund invests at least 80% of
Yield Municipal Fund        investing for a high level   its assets in municipal bonds,
                            of federally tax-exempt      and invests primarily in
                            current income with a        short-term and intermediate-term
                            moderate degree of           municipal bonds.  The Fund
                            share-price fluctuation.     invests at least 65% of its
                                                         assets in medium- and
                                                         lower-quality securities (E.G.,
                                                         securities rated BBB through C
                                                         by Standard & Poor (S&P)).  The
                                                         Fund may also invest up to 20%
                                                         of its assets in taxable
                                                         securities of comparable credit
                                                         quality to its investments in
                                                         municipal obligations including
                                                         U.S. Government securities, bank
                                                         and corporate obligations, and
                                                         other fixed income securities.
                                                         The Fund typically maintains an
                                                         average effective maturity of
                                                         three years or less.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
WF SHORT-TERM MUNICIPAL     SEEKS CURRENT INCOME         THE FUND INVESTS AT LEAST 80% OF
BOND FUND (NEW)             EXEMPT FROM FEDERAL INCOME   ITS ASSETS IN MUNICIPAL
                            TAX CONSISTENT WITH          SECURITIES THAT PAY INTEREST
                            CAPITAL PRESERVATION.        EXEMPT FROM FEDERAL INCOME TAX,
                                                         BUT NOT NECESSARILY THE FEDERAL
                                                         AMT.  THE FUND SEEKS CURRENT
                                                         INCOME WITH A LOW DEGREE OF
                                                         SHARE-PRICE FLUCTUATION.  THE
                                                         FUND INVESTS UP TO 15% OF ITS
                                                         ASSETS IN BELOW INVESTMENT-GRADE
                                                         DEBT SECURITIES (E.G., DEBT
                                                         SECURITIES RATED FROM BB TO C BY
                                                         S&P).  THE FUND TYPICALLY
                                                         MAINTAINS ON AVERAGE EFFECTIVE
                                                         MATURITY OF THREE YEARS OR LESS.
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
-----------------------------------------------------------------------------------------------------------------------------------
Strong Small/Mid Cap        Seeks capital growth.        The Fund invests at least 80% of   o     The two Funds have
Value Fund                                               its assets in equity securities          substantially similar
                                                         of small- and                            investment objectives,
                                                         medium-capitalization companies          principal strategies and
                                                         that the Fund's manager believes         investment policies, and invest
                                                         are undervalued relative to the          in substantially similar
                                                         market based on earnings, cash           investments, except that the WF
                                                         flows, or asset value. The Fund          Small/Mid Cap Value Fund
                                                         defines "small-capitalization            defines small- and
                                                         companies" and                           medium-capitalization companies
                                                         "medium-capitalization                   by reference to the Russell
                                                         companies" as companies with a           Midcap(R) Index (which was $513
                                                         market capitalization                    million to $13.84 billion as of
                                                         substantially similar to that of         June 30, 2004 and is expected
                                                         companies in the Russell 2000(R)         to change frequently), whereas
                                                         Index and Russell Midcap(R) Growth       the Strong Small/Mid Cap Value
                                                         Index, respectively, at the time         Fund defines them by reference
                                                         of investment. Although the Fund         to the Russell 2000(R) Index
                                                         may invest in any economic               (which was $175.8 million to
                                                         sector, at times it may                  $1.6 billion as of June 30,
                                                         emphasize one or more particular         2004 and is expected to change
                                                         sectors.  The Fund may invest up         frequently) and Russell Midcap(R)
                                                         to 30% of its assets in foreign          Growth Index, respectively.
                                                         securities.
------------------------------------------------------------------------------------------
WF SMALL/MID CAP VALUE      SEEKS LONG-TERM CAPITAL      THE FUND INVESTS AT LEAST 80% OF
FUND (NEW)                  APPRECIATION.                ITS ASSETS IN SECURITIES OF
                                                         SMALL- AND MEDIUM-CAPITALIZATION
                                                         COMPANIES, WHICH ARE DEFINED AS
                                                         THOSE WITH MARKET
                                                         CAPITALIZATIONS EQUAL TO OR
                                                         LOWER THAN THE COMPANY WITH THE
                                                         LARGEST MARKET CAPITALIZATION IN
                                                         THE RUSSELL MIDCAP(R) INDEX AT
                                                         THE TIME OF PURCHASE.  THE
                                                         FUND MAY INVEST UP TO 30% OF
                                                         ITS ASSETSIN FOREIGN SECURITIES.
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Small Company        Seeks capital growth.        The Fund invests at least 80% of   o   There are no material
Value Fund                                               its assets in equity securities        differences between the two
                                                         of small-capitalization                Funds because they have
                                                         companies that the Fund's              substantially similar
                                                         manager believes present               investment objectives,
                                                         attractive opportunities but           principal strategies and
                                                         have not been widely recognized        investment policies, and invest
                                                         by investment analysts or the          in substantially similar
                                                         financial press. The Fund              investments.
                                                         defines "small-capitalization
                                                         companies" as companies whose
                                                         market capitalization is
                                                         substantially similar to that of
                                                         companies in the Russell 2500(TM)
                                                         Index at the time of
                                                         investment.  The Fund may invest
                                                         up to 25% of its assets in
                                                         foreign securities.  Although
                                                         the Fund may invest in any
                                                         economic sector, at times it may
                                                         emphasize one or more particular
                                                         sectors.
-----------------------------------------------------------------------------------------
WF SMALL CAP DISCIPLINED    SEEKS LONG-TERM CAPITAL      THE PRINCIPAL STRATEGIES OF THE
FUND (NEW)                  APPRECIATION.                FUND ARE SUBSTANTIALLY SIMILAR
                                                         TO THOSE OF THE STRONG SMALL
                                                         COMPANY VALUE FUND.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term     Seeks current income with    The Fund invests at least 75% of   o   The WF Ultra Short-Term Income
Income Fund                 a very low degree of         its assets in higher- and              Fund may invest up to 25% of
                            share-price fluctuation.     medium-quality securities.  The        its assets in
                                                         Fund invests primarily in very         dollar-denominated debt
                                                         short-term, corporate, and             securities of foreign issuers,
                                                         mortgage- and asset-backed             whereas the Strong Ultra
                                                         bonds.  The Fund may invest up         Short-Term Income Fund may
                                                         to 30% of its assets in foreign        invest up to 30% of its assets
                                                         securities.  The Fund's average        in foreign securities.
                                                         effective maturity is usually
                                                         one year or less.
------------------------------------------------------------------------------------------
WF ULTRA SHORT-TERM         SEEKS CURRENT INCOME         THE FUND INVESTS AT LEAST 80% OF
INCOME FUND (NEW)           CONSISTENT WITH CAPITAL      ITS ASSETS IN INCOME-PRODUCING
                            PRESERVATION.                DEBT SECURITIES, AND UP TO 25%
                                                         OF ITS ASSETS IN BELOW
                                                         INVESTMENT-GRADE DEBT SECURITIES
                                                         (E.G., DEBT SECURITIES RATED
                                                         FROM BB TO C BY S&P).  THE FUND
                                                         MAY INVEST UP TO 25% OF ITS
                                                         ASSETS IN DOLLAR- DENOMINATED
                                                         DEBT SECURITIES OF FOREIGN
                                                         ISSUERS.  THE FUND'S AVERAGE
                                                         EFFECTIVE MATURITY IS USUALLY
                                                         ONE YEAR OR LESS.
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term     Seeks federal tax-exempt     The Fund invests at least 80% of   o    There are no material
Municipal Income Fund       current income with a very   its assets in municipal                 differences between the two
                            low degree of share-price    securities.  The Fund invests           Funds because they have
                            fluctuation.                 primarily in very short-term            substantially similar
                                                         municipal securities and invests        investment objectives,
                                                         at least 90% of its assets in           principal strategies and
                                                         higher- and medium-quality              investment policies, and invest
                                                         securities.  The Fund's average         in substantially similar
                                                         effective maturity is usually           investments.
                                                         one year or less.
------------------------------------------------------------------------------------------
WF ULTRA SHORT-TERM         SEEKS CURRENT INCOME         THE PRINCIPAL STRATEGIES OF THE
MUNICIPAL INCOME FUND       EXEMPT FROM FEDERAL INCOME   FUND ARE SUBSTANTIALLY SIMILAR
(NEW)                       TAX CONSISTENT WITH          TO THOSE OF THE STRONG ULTRA
                            CAPITAL PRESERVATION.        SHORT-TERM MUNICIPAL INCOME FUND.
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
        FUND NAMES          OBJECTIVES                   PRINCIPAL STRATEGIES               KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Wisconsin Tax-Free   Seeks total return by        The Fund invests at least 80% of   o   There are no material
Fund                        investing for a high level   its assets in municipal                differences between the two
                            of current income that is    obligations whose interest is          Funds because they have
                            exempt from federal and      exempt from federal and                substantially similar
                            Wisconsin personal income    Wisconsin personal income taxes,       investment objectives,
                            taxes.                       including the federal AMT.  It         principal strategies and
                                                         invests at least 65% of its            investment policies, and invest
                                                         assets in higher- and                  in substantially similar
                                                         medium-quality securities.  The        investments.
                                                         Fund may also invest up to 25%
                                                         of its assets in securities that
                                                         are of lower quality (E.G., high
                                                         yield or junk bonds).  The Fund
                                                         may also invest up to 20% of its
                                                         assets in taxable securities of
                                                         comparable quality to its
                                                         investments in municipal
                                                         obligations, including U.S.
                                                         Government securities, bank and
                                                         corporate obligations, and
                                                         short-term, fixed-income
                                                         securities.  Also, the Fund may
                                                         invest up to 25% of its assets
                                                         in industrial development bonds,
                                                         which may be in related
                                                         industries or with related
                                                         issuers, and up to 25% of its
                                                         assets in municipal leases.  The
                                                         Fund typically maintains an
                                                         average effective maturity
                                                         between five and twenty years.
-------------------------------------------------------------------------------------------
WF WISCONSIN TAX-FREE       SEEKS TOTAL RETURN WITH A    THE PRINCIPAL STRATEGIES OF THE
Fund (NEW)                  HIGH LEVEL OF CURRENT        FUND ARE SUBSTANTIALLY SIMILAR
                            INCOME EXEMPT FROM FEDERAL   TO THOSE OF THE STRONG WISCONSIN
                            INCOME TAX AND WISCONSIN     TAX-FREE FUND.
                            INDIVIDUAL INCOME TAX.
---------------------------------------------------------------------------------------------------------------------------------

COMMON AND SPECIFIC RISK CONSIDERATIONS

            Because of the similarities in investment objectives and policies, the Acquired Funds and the Acquiring Funds are, for the most part, subject to similar investment risks. The following discussion describes the principal risks that may affect the Funds' portfolios as a whole, and compares the principal risks associated with each Acquired Fund and its corresponding Acquiring Fund (in bold print). Information regarding the specific risks for each Fund, including which of the principal risks described below are applicable to each Fund, may be found below, as well as in the prospectus for each Acquired Fund and Exhibit C for the Acquiring Funds. Each Fund, except the Strong Index 500 Fund, Strong Life Stage Series - Aggressive Portfolio, Strong Life Stage Series
- Conservative Portfolio, Strong Life Stage Series - Moderate Portfolio, and WF Index Fund, is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's managers will produce the desired results. An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

            ACTIVE TRADING. Funds that have an active trading investment strategy have a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains or losses.

            DEBT SECURITIES. Funds that invest in debt securities, such as notes and bonds, may be subject to credit risk, interest rate risk and maturity risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund's portfolio, including U.S. Government or municipal obligations. Maturity risk is the risk that debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce the effect of interest rate changes on the value of those securities. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

            DERIVATIVES. When derivatives are used by a Fund to hedge its exposure on a different security or asset, there may be the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund may be also exposed to the risk that the future value of the underlying asset (E.G., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund may be also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund may be exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, Funds using derivatives will cover resulting financial risks (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy, and using them could lower a Fund's return.

            EQUITY SECURITIES. Funds that invest in equity securities may be subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Therefore, when you sell your investment, you may receive more or less money than you originally invested. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Also, there is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Funds that invest in small - and medium-capitalization companies ("smaller companies"), in foreign investments (including investments made through ADRs and similar investments), and in emerging markets may be subject to additional risks, including less liquidity and greater price volatility. Smaller companies may have more limited product lines, markets and financial resources, and more aggressive capital structures than large-capitalization companies ("larger companies"), and may be involved in rapidly growing or changing industries and/or new technologies. Stocks of smaller companies tend to be more volatile, have lower trading volume, and be less liquid than larger companies' stocks; and smaller companies generally have higher failure rates than larger companies.

            FOREIGN SECURITIES. A Fund's investments in foreign and emerging market securities also may be subject to special risks associated with international investing, including those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently than U.S. markets. Emerging market securities typically present greater exposure to these same risks and can present additional risks, such as social unrest and political upheaval, which can make them more volatile than investments in more established foreign markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies thereby reducing their earnings potential. Direct investment in foreign securities involves exposure to other risks, including those related to fluctuations in foreign currency exchange rates, withholding potentially confiscatory or other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. Indirect investments in foreign securities, through ADRs and similar investments, involve exposure to all the foreign securities risks discussed above, except for the additional risks described for direct investments in foreign companies.

            HIGH-YIELD SECURITIES. High-yield securities are debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such securities may have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

            MORTGAGE- AND ASSET-BACKED SECURITIES. Funds that invest in mortgage- and asset-backed securities may be subject to additional risks besides interest rate risk and credit risk. Mortgage-backed securities may not be guaranteed by the U.S. Treasury. Mortgage- and asset-backed securities are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on a portfolio. Asset-backed securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.

            MUNICIPAL SECURITIES. Funds that invest in municipal securities are subject to the risk that economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. In addition, municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate for future lease payments. This right of non-appropriation creates a non-payment risk for the Fund. To reduce risks created by non-appropriation, the Fund's managers try to invest in municipal leases involving essential public-use projects from creditworthy municipalities. To the extent the Fund invests in issuers that finance similar types of municipal projects and obligors whose principal business activities are in the same types of municipal projects (such as projects involving community development, education, healthcare, hospitals, industrial development, pollution control, retirement and assisted living centers, single- and multi-family low income housing, and energy production), it is subject to the risks from the effects of economic, political, tax law, or business developments related to these types of municipal projects. These risks include, but are not limited to, proposed federal or state legislation affecting these types of municipal projects, pending or final court decisions relating to municipal projects or their financing, shortages of or price increases in materials needed for the municipal projects, and declining markets or need for these municipal projects.

            SECTOR. To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market will change over time. For more information on sector risk, consult the Fund's SAIs.

            STRIPPED SECURITIES. Certain of the Funds may purchase Treasury receipts, securities of government-sponsored enterprises and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities these Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These Funds may not purchase stripped mortgage-backed securities. The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk. These Funds may purchase participations in trusts that hold U.S. Treasury securities or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

            U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

STRONG ASIA PACIFIC FUND/WF ASIA PACIFIC FUND

            Because the WF Asia Pacific Fund will follow substantially similar investment policies and restrictions as the Strong Asia Pacific Fund, there are no material differences in the risks associated with investing in the Funds, except to the extent the WF Asia Pacific Fund's more flexible definition of Asia Pacific Basin securities allows it to choose from a broader array of securities. Both Funds are primarily subject to the risks associated with investments in equity securities and foreign securities, as described above. In addition, because both Funds' investments are focused in a single region, their shares are likely to fluctuate more than funds that invest in a broader range of countries.

STRONG BALANCED FUND/WF BALANCED FUND

            Both Funds are primarily subject to the risks associated with active trading and investments in both equity securities and debt securities, as described above. Because the Strong Balanced Fund has the right to invest up to 35% of its assets in below investment-grade debt securities, it may be subject to greater high-yield securities risk than the WF Balanced Fund, which may invest only up to 10% of its assets in such securities. In addition, both Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Balanced Fund may only invest in such securities through ADRs and similar investments, thus the WF Balanced Fund is not exposed to the additional risks associated with direct investments in foreign securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG CORPORATE BOND FUND/WF CORPORATE BOND FUND

            Because the WF Corporate Bond Fund will follow substantially similar investment policies and restrictions as the Strong Corporate Bond Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in debt securities, U.S. government obligations, high-yield securities, mortgage- and asset-backed securities, and stripped securities as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While the WF Corporate Bond Fund may invest a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Corporate Bond Fund (up to 30%), the WF Corporate Bond Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing any exposure to foreign currency risk. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG DISCOVERY FUND/WF DISCOVERY FUND

      Both Funds are primarily subject to the risks associated with active trading and investments in equity securities and foreign securities, as described above. The Funds are also subject to the risks associated with investing in smaller companies. In addition, the Funds are subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Discovery Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

STRONG DIVIDEND INCOME FUND/STRONG ENERGY FUND/STRONG DOW 30 VALUE FUND/WF DIVIDEND INCOME FUND

            All four of these Funds are primarily subject to the risks associated with equity securities, as described above. Also, because the Strong Energy Fund concentrates its investments in the energy sector and related sectors and the Strong Dow 30 Value Fund invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average (DJIA), both Funds may be subject to greater risk than more diversified funds, such as the WF Dividend Income Fund, because of the impact (positive or negative) that developments affecting the energy sector or blue-chip companies, respectively, could have on their respective portfolios.

            The Strong Dividend Income Fund, Strong Energy Fund, and WF Dividend Income Fund are also subject to the risk of investments in smaller companies. The Strong Dow 30 Value Fund is also subject to the risks associated with active trading. In addition, the WF Dividend Income Fund, Strong Dividend Income Fund and Strong Energy Fund may be subject to the risks associated with investments in foreign securities. While the WF Dividend Income Fund may invest a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Dividend Income Fund (up to 30%) and the Strong Energy Fund (up to 25%), the WF Dividend Income Fund may only invest in foreign securities through ADRs and similar investments, decreasing its exposure to the additional risks associated with direct investments in foreign securities.

STRONG ENTERPRISE FUND/WF ENTERPRISE FUND

            Both Funds may be subject to equity securities and active trading risks, as described above. In addition, both Funds may be subject to the risks associated with investing in smaller companies. Because the Strong Enterprise Fund has more flexibility to invest in smaller companies it may have a higher risk profile. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Enterprise Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND/STRONG TAX-FREE MONEY FUND/WF NATIONAL TAX-FREE MONEY MARKET FUND

            All three of these Funds are primarily subject to the risks associated with investments in debt securities and municipal securities, as described above. All of the Funds seek to preserve the value of shareholders' investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that any of the Funds will be able to do so. Because all of the Funds maintain portfolios with short maturities, each may be subject to less interest rate risk than funds with portfolios comprised of securities with longer maturities. The Funds may be also subject to the risks associated with investments in U.S. Government obligations.

            Because the Strong Florida Municipal Money Market Fund invests substantially all of its assets in obligations of Florida issuers, it may be particularly susceptible to risks associated with the economic conditions in the State of Florida that could affect Florida municipal securities. For example, the Florida economy is based on agriculture, construction, and tourism industries, and adverse conditions affecting those industries could have a disproportionate impact on Florida municipal securities. The WF National Tax-Free Money Market Fund and Strong Tax-Free Money Fund are diversified among many states and thus may be less vulnerable to economic conditions in any one state.

STRONG GOVERNMENT SECURITIES FUND/WF GOVERNMENT SECURITIES FUND

            Because the WF Government Securities Fund will follow substantially similar investment policies and restrictions as the Strong Government Securities Fund, there are no material differences in the risks associated with investing in the Funds, except as noted here. While both Funds are primarily subject to the risks associated with active trading and investments in debt securities, mortgage- and asset-backed securities, stripped securities, and U.S. Government obligations, as described above, the Strong Government Securities Fund is also subject to some foreign securities risk. The WF Government Securities Fund is not permitted to invest in foreign securities, whereas the Strong Government Securities Fund may invest up to 20% of its assets in dollar-denominated foreign securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG GROWTH FUND/STRONG GROWTH 20 FUND/WF GROWTH FUND

      All three of these Funds are primarily subject to the risks associated with investments in equity securities and active trading, as described above. The WF Growth Fund will tend to have substantially more holdings than the Strong Growth 20 Fund (20 to 30), thus decreasing the risk associated with focusing on a smaller number of holdings.

            In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Growth Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG GROWTH AND INCOME FUND/STRONG LARGE CAP CORE FUND/WF GROWTH AND INCOME
FUND

            All three of these Funds are primarily subject to the risks associated with investments in equity securities, as described above. The Strong Growth and Income Fund and the Strong Large Cap Core Fund also are subject to the risk of active trading. The Strong Large Cap Core Fund is also subject to the risks of investments in smaller companies. The WF Growth and Income Fund will tend to have fewer holdings (30 to 40) than the Strong Growth and Income Fund (which currently holds approximately 110 holdings), thus increasing the risk associated with focusing on a smaller number of holdings.

            In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Growth and Income Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

STRONG HERITAGE MONEY FUND/WF HERITAGE MONEY MARKET FUND

            Both Funds seek to preserve the value of shareholders' investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that either Fund will be able to do so. Both Funds may be subject to the risks associated with debt securities, municipal securities, and U.S. Government obligations, as described above. Because both Funds maintain portfolios with short maturities, each may be subject to less interest rate risk than funds with portfolios comprised of securities with longer maturities. In addition, the WF Heritage Money Market Fund may invest without limitation in high-quality, short-term obligations of foreign issuers. Foreign obligations may be subject to additional risks, as described above.

STRONG HIGH-YIELD BOND FUND/WF HIGH INCOME FUND

            Because the WF High Income Fund will follow substantially similar investment policies and restrictions as the Strong High-Yield Bond Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in debt securities, U.S. government obligations, stripped securities, and high yield securities, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 30% of its assets in foreign securities, the WF High Income Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing exposure to foreign currency risk. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG INDEX 500 FUND/WF INDEX FUND

            Because the WF Index Fund will follow substantially similar investment policies, strategies and restrictions as the Strong Index 500 Fund, there are no material differences in the risks associated with investing in the Funds. The Funds are primarily subject to the risks associated with investment in equity securities. Further, because both Funds seek to replicate the S&P 500 Index by investing substantially all of their assets in separate master portfolios that invest in all of the securities that make up the S&P 500 Index in proportions that match the weighting of the S&P 500 Index, the Funds will be subject to the risk that the S&P 500 Index performs unfavorably or underperforms the market as a whole. As a result, it is possible that the Funds could have poor investment results even if they are closely tracking the S&P 500 Index because, under normal circumstances, the master portfolio's securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG INTERMEDIATE MUNICIPAL BOND FUND/WF INTERMEDIATE TAX-FREE FUND

            Both Funds invest in similar securities and have similar risks, except that the WF Intermediate Tax-Free Fund invests at least 80% of its assets in municipal securities exempt from the federal AMT, whereas the Strong Intermediate Municipal Bond Fund is not subject to a percentage limit on its investments in securities that are subject to the federal AMT. Each Fund is primarily subject to the risks associated with active trading and investments in debt securities and high yield securities, as described above.

STRONG LARGE CAP GROWTH FUND/WF LARGE CAP GROWTH FUND

      Both Funds are primarily subject to the risks associated with investments in equity securities, sector investments, and active trading, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Large Cap Growth Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG LARGE COMPANY GROWTH FUND/STRONG ENDEAVOR FUND/WF CAPITAL GROWTH FUND

            All three of these Funds are primarily subject to the risks associated with investments in equity securities, sector investments, as well as active trading risk, as described above. All of the Funds invest primarily in the securities of larger companies, and the Strong Endeavor Fund also invests in smaller companies. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Capital Growth Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

STRONG LIFE STAGE SERIES-AGGRESSIVE PORTFOLIO/WF LIFE STAGE-AGGRESSIVE PORTFOLIO

            There are no material differences in the risks associated with investing in these Funds. Because the Strong Life Stage Series-Aggressive Portfolio and the WF Life Stage-Aggressive Portfolio invest in both stock funds and bond funds, they are primarily subject to the risks associated with investments in equity securities and debt securities, as described above. The Portfolios will also be indirectly subject to the specific risks of the underlying funds in which they invest.

STRONG LIFE STAGE SERIES-MODERATE PORTFOLIO/WF LIFE STAGE-MODERATE PORTFOLIO

            There are no material differences in the risks associated with investing in these Funds. Because the Strong Life Stage Series-Moderate Portfolio and the WF Life Stage-Moderate Portfolio invest in both stock funds and bond funds, they are primarily subject to the risks associated with investments in equity securities and debt securities, as described above. The Portfolios will also be indirectly subject to the specific risks of the underlying funds in which they invest.

STRONG LIFE STAGE SERIES-CONSERVATIVE PORTFOLIO/WF LIFE STAGE-CONSERVATIVE PORTFOLIO

            There are no material differences in the risks associated with investing in these Funds. Because the Strong Life Stage Series-Conservative Portfolio and the WF Life Stage-Conservative Portfolio invest in both stock funds and bond funds, they are primarily subject to the risks associated with investments in both equity securities and debt securities, as described above. The Portfolios will also be indirectly subject to the specific risks of the underlying funds in which they invest.

STRONG MID CAP DISCIPLINED FUND/WF MID CAP DISCIPLINED FUND

            Because the WF Mid Cap Disciplined Fund will follow substantially similar investment policies and restrictions as the Strong Mid Cap Disciplined Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading, sector investments, and investments in equity securities, as described above. In addition, both Funds may be subject to the risks associated with investing in smaller companies. The Funds may be also subject to the risks associated with investments in foreign securities. Both Funds are subject to an express limitation on the amount they may invest in foreign securities (up to 25%). The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG MINNESOTA TAX-FREE FUND/WF MINNESOTA TAX-FREE FUND

            Both Funds invest in similar securities and have similar risks. The Funds are primarily subject to the risks associated with active trading and investments in debt securities and municipal securities, as described above. In addition, because both Funds invest principally in obligations of Minnesota issuers, both Funds may be subject to risks associated with the economic conditions in the State of Minnesota, which could affect Minnesota municipal securities. For example, the Minnesota economy relies significantly on its agriculture and forestry, and adverse conditions affecting these sectors could have a disproportionate effect on Minnesota municipal securities. The WF Minnesota Tax-Free Fund's normal maturity range is longer than that of the Strong Minnesota Tax-Free Fund. In general, a Fund with a longer maturity at any point in time is exposed to greater interest rate risk. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG MONEY MARKET FUND/WF MONEY MARKET FUND

            Both Funds are primarily subject to the risks associated with investing in debt securities, municipal securities and U.S. Government obligations, as described above. Both Funds seek to preserve the value of shareholders' investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that either Fund will be able to do so. Both Funds are subject to the risks associated with debt securities and U.S. Government obligations, as described above. Because both Funds maintain portfolios with short maturities, each is subject to less interest rate risk than funds with portfolios comprised of securities with longer maturities. In addition, the WF Money Market Fund may invest without limitation in high-quality, dollar-denominated, short-term obligations of foreign issuers. Foreign obligations may be subject to additional risks, as described above.

STRONG MUNICIPAL MONEY MARKET FUND/WF MUNICIPAL MONEY MARKET FUND

            Because the WF Municipal Money Market Fund will follow substantially similar investment policies and restrictions as the Strong Municipal Money Market Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds seek to preserve the value of shareholders' investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that either Fund will be able to do so. Both Funds are primarily subject to the risks associated with investments in debt securities, municipal securities, and U.S.

Government obligations, as described above. Because both Funds maintain portfolios with short maturities, each is subject to less interest rate risk than funds with portfolios comprised of securities with longer maturities.

STRONG OPPORTUNITY FUND/WF OPPORTUNITY FUND

            Because the WF Opportunity Fund will follow substantially similar investment policies and restrictions as the Strong Opportunity Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with investments in equity securities, as described above. In addition, both Funds are subject to the risks associated with investing in smaller companies. The Funds are also subject to the risks associated with investments in foreign securities. Both Funds are subject to the same limitation on the amount they may invest in foreign securities (up to 25%).

STRONG OVERSEAS FUND/WF OVERSEAS FUND

            Because the WF Overseas Fund will follow substantially similar investment policies and restrictions as the Strong Overseas Fund, there are no material differences in the risks associated with investing in the Funds, except to the extent the WF Overseas Fund's more flexible definition of overseas securities allows it to choose from a broader array of securities. Both Funds are primarily subject to the risks associated with investments in equity securities and foreign securities, as described above.

STRONG SHORT-TERM BOND FUND/STRONG SHORT-TERM INCOME FUND/WF SHORT-TERM BOND
FUND

            Because the WF Short-Term Bond Fund will follow substantially similar investment policies and restrictions as the Strong Short-Term Bond Fund, there are no material differences in the risks associated with investing in these Funds. Because the WF Short-Term Bond Fund may invest up to 25% of total assets in below-investment grade securities it is subject to greater high-yield securities risk than the Strong Short-Term Income Fund, which is required to invest 100% of its assets in investment grade securities. All three of these Funds are primarily subject to the risks associated with active trading and investments in debt securities, stripped securities, dollar-denominated foreign securities, and mortgage- and asset-backed securities as described above. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG SHORT-TERM HIGH YIELD BOND FUND/WF SHORT-TERM HIGH YIELD BOND FUND

            Because the WF Short-Term High Yield Bond Fund will follow substantially similar investment policies and restrictions as the Strong Short-Term High Yield Bond Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with investments in debt securities, stripped securities, and high-yield securities, as well as active trading, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While the WF Short-Term High Yield Bond Fund may invest a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Short-Term High Yield Bond Fund (up to 30%), the WF Short-Term High Yield Bond Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing any exposure to foreign currency risk.

STRONG SHORT-TERM MUNICIPAL BOND FUND/STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND/WF SHORT-TERM MUNICIPAL BOND FUND

            Because the WF Short-Term Municipal Bond Fund will follow substantially similar investment policies and restrictions as the Strong Short-Term High Yield Municipal Fund, there are no material differences in the risks associated with investing in these Funds. Because the WF Short-Term Municipal Bond Fund and Strong Short-Term Municipal Bond Fund may only invest up to 15% of total assets in below investment grade securities, they are subject to much less high-yield securities risk than the Strong Short-Term High Yield Municipal Fund, which normally invests at least 65% of its assets in medium and lower quality securities. All three of these Funds are primarily subject to the risks associated with active trading and investments in U.S. government obligations, municipal securities and debt securities as described above. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG SMALL/MID CAP VALUE FUND/WF SMALL/MID CAP VALUE FUND

            Because the WF Small/Mid Cap Value Fund will follow substantially similar investment policies and restrictions as the Strong Small/Mid Cap Value Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in equity securities, as described above. In addition, both Funds are subject to the risks associated with investing in smaller companies. The Funds may be also subject to the risks associated with investments in foreign securities. Both Funds are subject to an express limitation on the amount they may invest in foreign securities (up to 30%). The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG SMALL COMPANY VALUE FUND/[WF SMALL CAP DISCIPLINED FUND]

            Because the WF Small Cap Disciplined Fund will follow substantially similar investment policies and restrictions as the Strong Small Company Value Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in equity securities, as described above. In addition, both Funds may be subject to the risks associated with investing in smaller companies. The Funds may be also subject to the risks associated with investments in foreign securities. Both Funds are subject to the same express limitation on the amount they may invest in foreign securities (up to 25%).

STRONG ULTRA SHORT-TERM INCOME FUND/WF ULTRA SHORT-TERM INCOME FUND

            Both Funds are subject to the same principal risks. Specifically, both Funds are primarily subject to the risks associated with investments in debt securities, U.S. government obligations, mortgage- and asset-backed securities, stripped securities, and high-yield securities, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While the WF Ultra Short-Term Income Fund may invest in a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Ultra Short-Term Income Fund (up to 30%), the WF Ultra Short-Term Income Fund may only invest in dollar-denominated debt securities of foreign issuers and thus, the Fund is not exposed to foreign currency risk. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND/WF ULTRA SHORT TERM MUNICIPAL INCOME FUND

            Because the WF Ultra Short Term Municipal Income Fund will follow substantially similar investment policies and restrictions as the Strong Ultra Short-Term Municipal Income Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in debt securities, as described above. The Funds may be also subject to the risks associated with investments in U.S. Government obligations, municipal securities and high yield securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG WISCONSIN TAX-FREE FUND/WF WISCONSIN TAX-FREE FUND

            Because the WF Wisconsin Tax-Free Fund will follow substantially similar investment policies and restrictions as the Strong Wisconsin Tax-Free Fund, there are no material differences in the risks associated with investing in the Funds. Specifically, both Funds are primarily subject to the risks associated with active trading and investments in debt securities, high-yield securities, municipal bonds and U.S. Government obligations, as described above. Specifically, both Funds invest principally in obligations of Wisconsin issuers, and so may be subject to risks associated with the economic conditions in the State of Wisconsin, which could affect Wisconsin municipal securities. For example, the Wisconsin economy relies significantly on its dairy, motor vehicle, and paper product industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin's municipal securities. The Funds also may be subject to risks associated with the use of derivatives, as described above. The Funds are also subject to risks associated with active trading and investments in U.S. Government obligations and municipal securities.

COMPARISON OF ACCOUNT FEATURES AND SERVICES

            The following compares the distribution arrangements, pricing policies, class structure, purchase, redemption and exchange policies, redemption fees, and distribution policies of the Strong Funds and Wells Fargo Funds.

            DISTRIBUTION ARRANGEMENTS. As the principal underwriter for the Strong Funds, Strong Investments, Inc. ("SII") uses its best efforts to distribute shares of the Funds on a continuous basis. Stephens Inc. ("Stephens") currently acts, and Wells Fargo Funds Distributor, LLC ("Funds Distributor") has been approved to act, beginning at or before the closing of the Reorganization, as the principal underwriter for the Wells Fargo Funds. Each of Stephens and Funds Distributor (collectively, "Wells Distributor") shall use its best efforts to distribute shares of the Funds on a continuous basis. Both Strong Funds and Wells Fargo Funds shares may be sold through broker-dealers and others who have entered into sales agreements with their principal underwriter. Investor Class, Advisor Class, Institutional Class, Class C, and Class K shares of the Strong Funds and Investor Class, Advisor Class, Institutional Class, Select Class, and Class C shares of the Wells Fargo Funds are offered for sale at the next determined net asset value ("NAV") per share. Class C shares are subject to a contingent deferred sales charge ("CDSC"), based on a percentage of the original purchase price. A portion of the sales charges payable may be reallocated to retail dealers involved in the transaction. SII and SCM are affiliated. Funds Distributor and Funds Management are affiliated. Stephens is not affiliated with Funds Management.

            The Strong Corporate Bond, Strong Growth 20, Strong Growth and Income, Strong Heritage Money, Strong High-Yield Bond, Strong Opportunity, Strong Short-Term Bond, Strong Short-Term High Yield Bond, Strong Ultra Short-Term Income, and Strong Ultra Short-Term Municipal Income Funds, on behalf of each Fund's Advisor Class shares; the Strong Growth and Strong Government Securities Funds, on behalf of each Fund's Advisor Class and Class C shares; the Strong Endeavor, Strong Large Company Growth, Strong Short-Term Income, Strong Small Company Value, and Strong Small/Mid Cap Value Funds, on behalf of each Fund's Investor Class shares; the Strong Minnesota Tax-Free and Strong Wisconsin Tax-Free Funds, on behalf of each Fund's Investor and Class C shares; and the Strong Short-Term Municipal Bond Fund, on behalf of the Fund's Class C shares, has adopted a distribution and service plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"). The Plan was adopted by the Board, including a majority of the Directors who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Each Strong Fund is authorized to make payments to SII in connection with the distribution and shareholder services provided with respect to Advisor Class, Class C, and certain Investor Class shares at the annual rate of 0.25% of the Strong Fund's average daily net assets attributable to Investor Class and Advisor Class shares, and at the annual rate of up to 1.00% of the Strong Fund's average daily net assets attributable to Class C shares, out of which 0.25% may be used for service fees. Amounts received by SII under the Rule 12b-1 plan may be spent for any activities or expenses primarily intended to result in the sale of shares or the servicing of shareholders. The Strong Funds' Rule 12b-1 plan is a compensation plan because payments under the plan are made for services rendered regardless of the level of expenditures made by SII.

            The Wells Fargo Funds that offer Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) under the 1940 Act and Rule 12b-1 for their Class C shares. The Plan was adopted by the Wells Fargo Funds Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the Plan and pursuant to the related distribution agreement, the Class C shares of the Funds pay Wells Distributor on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to the Class C shares as compensation for distribution-related services or as reimbursement for distribution-related expenses. The actual fee payable by a Fund's Class C shares is determined, within such limits, from time to time by mutual agreement between the Wells Fargo Funds and Wells Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. Wells Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from Wells Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. Wells Distributor may retain any portion of the total distribution fee payable to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

            In addition, the Wells Fargo Funds that offer Class C, Class Z, Advisor Class, Institutional Class and Investor Class shares have adopted a shareholder servicing plan and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank and Funds Management. The shareholder servicing plan and related agreements were adopted by the Wells Fargo Funds Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the shareholder servicing plan, each Fund is authorized to make payments not to exceed 0.25% of the Fund's average daily net assets attributable to Class C, Class Z, Advisor Class, Institutional Class and Investor Class shares.

            PRICING POLICIES. The NAV of a mutual fund, plus any applicable sales charges, is the price you pay for buying, selling, or exchanging shares of the fund. The NAV for the Strong Funds is calculated in the same manner as the NAV for the Wells Fargo Funds, although methods used to value the securities held by the Funds may be slightly different.

            The NAV for both the Strong Funds and the non-money market Wells Fargo Funds is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually, 4:00 p.m. Eastern Time ("ET")) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, the NAV may be calculated at a different time. The NAV for the WF Heritage Money Market Fund is calculated at 5:00 p.m. ET, WF Money Market Fund at 3:00 p.m. ET and the WF Municipal Money Market Fund and WF National Tax-Free Money Market Fund at 12:00 noon ET. The NAV of each Class of shares of the Strong Funds and Wells Fargo Funds is calculated by taking the value of each Fund's total assets attributable to that class, subtracting all its liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued and applied daily when determining the NAV.

            Generally, the market value of the Strong Life Stage Series Portfolios' securities is based on the NAV of each of the underlying fund shares held by the Fund. For those underlying funds and the other Strong Funds, generally, equity securities traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the Nasdaq Stock market are valued each business day using the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Other exchange-traded securities (generally foreign securities) are valued based on market quotations. If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

            Debt securities may be valued by pricing services that utilize electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, bid and asked prices are used to determine the market value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Board. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Board determines that the fair value of such securities is their amortized cost. Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when the NAV is not calculated. As a result, the value of a Fund's investments may change on days when shares may not be purchased or redeemed. In addition, a foreign exchange may not value its listed securities at the same time that the NAV is calculated. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when the NAV is calculated, including movements of the domestic market, generally will be reflected in a Fund's NAV if Strong Investor Services, Inc. ("SIS"), under the supervision of the Board, determines that such events require fair valuation of those foreign securities that may be affected by the event.

            The market price of the WF Life Stage Portfolios is based on the NAV of each of the underlying fund shares held by the Fund. For those underlying funds and other Wells Fargo Funds, securities are generally valued at current market prices, which are based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the NOCP and if no NOCP is available, then at the last reported sales price. The Wells Fargo Funds use fair value pricing methods to determine the values of certain investments, including if the Fund believes that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, are used in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than the NAVs based on the closing price or latest quoted bid price.

            In addition, the Strong Funds and the Wells Fargo Funds may not use the same pricing services, which could result in pricing differences at the time of the Reorganization.

            See the Strong Funds and Wells Fargo Funds SAIs, which are incorporated by reference herein, for further information.

            CLASS STRUCTURE. The Strong Funds may offer up to eight share classes (Investor, Advisor, Institutional, A, B, C, K, and Z). The Wells Fargo Funds may offer up to thirteen share classes (Investor, Investor - Liquidity Money Market Reserve, Administrator, Advisor, Institutional, Select, Service, Trust, A, B, C, D, and Z), each with a different combination of sales charges, fees, eligibility requirements and other features. Only the Investor Class, Advisor Class, Institutional Class, Select Class, Class C, Class K and Class Z shares are described in this Prospectus/Proxy Statement.

      INVESTOR CLASS, ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, SELECT CLASS, CLASS K AND CLASS Z

      You can buy Investor Class, Administrator Class, Advisor Class, Institutional Class, Select Class, Class K and Class Z shares at the offering price, which is the NAV without an up-front sales charge. Class K and Class Z shares of the Strong Funds are available only to eligible investors, as set forth in the Strong Funds prospectuses and SAIs, which are incorporated herein by reference. Institutional Class, Investor Class, Select Class and Class Z shares of the Wells Fargo Funds also are available only to eligible investors, as set forth in this Prospectus/Proxy Statement and the Wells Fargo Funds' SAIs which are incorporated herein by reference.

      CLASS C

            You can buy Class C shares at the offering price, which is the NAV without an up-front sales charge. However, if you sell (redeem) your Class C shares within 1 year of purchase, you will have to pay a CDSC of 1.00% based on your original purchase price for the shares. Class C shares are not available for purchases of $1 million or more.

            In calculating the CDSC for the Strong Funds, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Strong Funds use the first-in, first-out method when calculating the CDSC.

            To determine whether the CDSC applies to a redemption, the Wells Fargo Funds will first redeem shares acquired by reinvestment of any distributions, as such shares are exempt from CDSCs, and then will redeem shares using the first-in, first-out method.

            CDSCs may be waived for certain redemptions and distributions. For more information about CDSC waivers, please see the Strong Funds and Wells Fargo Funds SAIs which are incorporated by reference herein.

            PURCHASE, REDEMPTION, AND EXCHANGE POLICIES. The following chart describes the Wells Fargo Funds Class that will be distributed for each Class of the Strong Funds in the Reorganization.

------------------------------------------------------------------------------------------------------------------------------
      STRONG CLASS                   WELLS FARGO CLASS
------------------------------------------------------------------------------------------------------------------------------
      Investor Class           Investor Class (or Class Z-Strong Minnesota Tax-Free Fund only or Administrator Class -
                               Strong Florida Municipal Money Market, Strong Heritage Money, and Strong Tax-Free Money Funds
                               only)
------------------------------------------------------------------------------------------------------------------------------
      Advisor Class            Advisor Class (or Administrator Class-Strong Heritage Money Fund only)
------------------------------------------------------------------------------------------------------------------------------
      Institutional Class      Select Class (or Institutional Class-Strong Heritage Money Fund only)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
      STRONG CLASS                   WELLS FARGO CLASS
------------------------------------------------------------------------------------------------------------------------------
      Class C                  Class C
------------------------------------------------------------------------------------------------------------------------------
      Class K                  Institutional Class
------------------------------------------------------------------------------------------------------------------------------
      Class Z                  Class Z
------------------------------------------------------------------------------------------------------------------------------

            The following chart highlights the purchase, redemption, and exchange policies for each relevant Class of the Wells Fargo Funds as compared to the policies of the related Class of the Strong Funds.

------------------------------------------------------------------------------------------------------------------------------------
PURCHASE, REDEMPTION AND
EXCHANGE POLICIES                            STRONG FUNDS                                  WELLS FARGO FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Minimum initial purchase                     Investor Class, Advisor Class, and Class C:   Investor Class:
(The Strong Funds and Wells Fargo Funds            Regular Accounts:  $2,500                     Regular Accounts:  $2,500
may waive the minimum initial investment           Education Savings Accounts,                   Retirement Account:   $1,000
under certain circumstances.)                      traditional Individual Retirement             Systematic Purchase Program: $100
                                                   Accounts ("IRAs"), Roth IRAs,           Advisor Class and Class C:
                                                   SEP-IRAs, and UGMA/UTMAs:   $1,000            Regular Accounts:  $1,000
                                                   Simple IRAs and 403(b)(7), Keogh,             Retirement Accounts:  $250
                                                   Pension Plan, and Profit Sharing Plan   Select Class:   $5 million
                                                   accounts:  the lesser of $250 or $25    Administrator Class:
                                                   per month                                      $1 million
                                             Institutional Class:                          Institutional Class:
                                                   All Funds, except Strong Heritage              Non-money market funds: $2 million
                                                   Money, Strong Ultra Short-Term                 Money-market funds: $10 million
                                                   Income, and Strong Ultra Short-Term
                                                   Municipal Income Funds: $1 million,
                                                   except for registered investment
                                                   advisers with an initial investment
                                                   of at least $250,000.
                                                      Strong Heritage Money Fund:
                                                      $250,000.
                                                      Strong Ultra Short-Term Income and
                                                      Strong Ultra Short-Term Municipal
                                                      Income Funds:
                                                      $5 million, except for registered
                                                      investment advisers with an
                                                      initial investment of at least
                                                      $250,000.
                                             Class K:  No minimum.
------------------------------------------------------------------------------------------------------------------------------------
Additional investments                        Investor Class, Advisor Class, and Class C:  Investor Class, Advisor Class, Class C:
                                                       Regular Accounts:  $100                    $100
                                                       Education Savings Accounts,         Administrator Class, Select Class and
                                                       traditional IRAs, Roth IRAs,        Institutional Class:
                                                       SEP-IRAs, and UGMA/UTMAs:  $100            No minimum
                                                       Simple IRAs and 403(b)(7), Keogh,
                                                       Pension Plan, and Profit Sharing
                                                       Plan accounts:  $50
                                              Institutional Class and Class K:
                                                       No minimum
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
PURCHASE, REDEMPTION AND
EXCHANGE POLICIES                         STRONG FUNDS                                  WELLS FARGO FUNDS
----------------------------------------------------------------------------------------------------------------------------
Purchases                             Investor Class:                              Administrator Class, Investor Class and
                                            Shares may be purchased by mail,       Class Z:
                                            phone, automatic investment plan,              Shares may be purchased by mail,
                                            Payroll Direct Deposit or wire, at             phone, Systematic Purchase Program,
                                            Investor Centers, online,  or                  Payroll Direct Deposit, at the
                                            through an intermediary, subject to            Investor Center, online, [WIRE] or
                                            certain conditions.                            through an intermediary, subject to
                                      Advisor Class:                                       certain conditions.
                                            Shares may be purchased through an     Advisor Class, Select Class, and
                                            intermediary or by wire, subject to    Institutional Class:
                                            certain conditions.                             Non-Money Market Funds:
                                      Institutional Class:                                 Shares may be purchased through an
                                            Shares may be purchased by mail, by            intermediary, subject to certain
                                            phone, by wire, online, and through            conditions.
                                            an intermediary, subject to certain            Money Market Funds:
                                            conditions.                                    Shares may be purchased by mail,
                                      Class C:                                             phone or wire, online, or through
                                            Shares may be purchased through an             an intermediary, subject to certain
                                            intermediary, by automatic                     conditions.
                                            investment plan (if offered by the     Class C:
                                            intermediary), or by wire, subject             Shares may be purchased by mail,
                                            to certain conditions.                         phone, by Systematic Purchase
                                      Class K:                                             Program, by Payroll Direct Deposit,
                                            [RETIREMENT PLAN PARTICIPANTS MAY              online, by wire, or through an
                                            EXCHANGE SHARES FOR SHARES BY PHONE            intermediary, subject to certain
                                            OR ONLINE OF ANOTHER FUND OFFERED BY           conditions.
                                            THE RETIREMENT PLAN.]
--------------------------------------------------------------------------------------------------------------------------------
Redemptions                           Investor Class:                              Administrator Class, Investor Class and
                                          Redemption requests may be submitted     Class Z:
                                          by mail, phone, Systematic Withdrawal        Redemption requests may be submitted by
                                          Plan, or wire, online, at the Investor       mail, phone, or Systematic Withdrawal
                                          Center, or through an intermediary,          Program, online, at the Investor
                                          subject to certain conditions.               Center, or through an intermediary,
                                      Advisor Class:                                   subject to certain conditions.
                                          Redemption requests may be submitted     Advisor Class, Select Class, and
                                          through an intermediary or by wire,      Institutional Class:
                                          subject to certain conditions.               Non-Money Market Funds:
                                      Institutional Class:                             Redemption requests may be submitted
                                          Redemption requests may be submitted         through an intermediary, subject to
                                          by mail, by wire, by phone, online,          certain conditions.
                                          and through an intermediary, subject         Money Market Funds:
                                          to certain conditions.                       Redemption requests may be submitted
                                      Class C:                                         through an intermediary and by
                                          Redemption requests may be submitted         Systematic Withdrawal Plan (if offered
                                          through an intermediary and by               by the intermediary), subject to
                                          Systematic Withdrawal Plan (if offered       certain conditions.
                                          by the intermediary), subject to         Class C:
                                          certain conditions.                          Redemption requests may be submitted by
                                      Class K:                                         mail, by phone, by Systematic
                                          Retirement plan participants may             Withdrawal Program, online, or through
                                          exchange shares online or by phone for       an intermediary, subject to certain
                                          shares of another Fund offered by the        conditions.
                                          retirement plan.
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
PURCHASE, REDEMPTION AND
EXCHANGE POLICIES                         STRONG FUNDS                                  WELLS FARGO FUNDS
----------------------------------------------------------------------------------------------------------------------------
Exchange privileges                   You may exchange shares between like share   Exchanges may be made, subject to
                                      classes of any Strong Fund for accounts      eligibility requirements, between like
                                      with the same registered owners and          share classes of any Wells Fargo Fund.  In
                                      taxpayer identification numbers.  Class Z    addition, Class C shares may be exchanged
                                      shares may be exchanged for Investor Class   for Class A shares of the WF Money Market
                                      shares and, if the investor is eligible      Fund, Class Z shares may be exchanged for
                                      for Class Z shares, vice versa.              Investor Class shares, and Investor Class
                                                                                   shares may be exchanged for Class Z shares
                                                                                   if the investor is eligible.  Exchanges may
                                                                                   be made by Systematic Exchange Program,
                                                                                   subject to certain conditions.
--------------------------------------------------------------------------------------------------------------------------------

            For more information on purchase, redemption, and exchange policies, please see the Strong Funds prospectuses and SAIs and the Wells Fargo Funds' SAIs, which are incorporated herein by reference.

            With respect to investment minimums, the Strong Funds may charge an annual fee on accounts in Investor Class shares that fail to meet the initial investment minimum amount, and reserve the right to close an account in any class of shares that does not meet the minimum, upon 60 days notice. Funds Management does not charge a low balance fee, but does reserve the right to close accounts in any class of shares under similar circumstances.

            With respect to checkwriting, accounts in the Strong money market and fixed income Funds with the checkwriting option at the Effective Time of the Reorganization will continue to offer checkwriting in the corresponding Wells Fargo Fund. In addition, new accounts in the Investor Class shares of the WF Money Market, WF Municipal Money Market, WF Heritage Money Market, WF National Tax-Free Money Market, WF Short-Term Bond, WF Short-Term Municipal Bond, WF Ultra Short-Term Income, and WF Ultra Short-Term Municipal Income Funds will also offer checkwriting.

REDEMPTION FEES. The following table compares the redemption fees charged on the stated Funds:

------------------------------------------------------------------------------------------------------------------------------
          ACQUIRED FUND                     REDEMP-TION    HOLDING PERIOD          ACQUIRING FUND    REDEMP-TION   HOLDING
                                                FEE                                                      FEE       PERIOD
------------------------------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund                         1%        30 days         WF Asia Pacific Fund          2%        90 days
------------------------------------------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund                      1%        180 days        WF High Income Fund           2%        90 days
------------------------------------------------------------------------------------------------------------------------------
Strong Index 500 Fund                          0.50%       180 days        WF Index Fund                 --        --
------------------------------------------------------------------------------------------------------------------------------
Strong Large Company Growth Fund                 1%        360 days        WF Capital Growth Fund        --        --
------------------------------------------------------------------------------------------------------------------------------
Strong Overseas Fund                             1%        30 days         WF Overseas Fund              2%        90 days
------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term High Yield Bond Fund              --           --        WF Short-Term High            2%        90 days
                                                                           Yield Bond Fund
------------------------------------------------------------------------------------------------------------------------------

            Shares of the Acquiring Funds purchased after the Reorganization will be subject to the new fees and holding periods, as shown above. Shares of the Acquiring Funds that are distributed in the Reorganization will not be subject to a redemption fee.

            The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

            To determine whether the redemption fee applies, the Acquiring Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

            The redemption fee will be waived on sales or exchanges of Acquiring Fund shares made under the following circumstances:

            o     Shares that were purchased with reinvested distributions.

            o In order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to Internal Revenue Service guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

            o In the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by Internal Revenue Code Section 72(m)(7).)

            o At the direction of Funds Management, for example, in order to complete a merger.

            o     Due to participation in the Systematic Withdrawal Program.

            In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Acquiring Funds generally will not assess a redemption fee on redemptions of shares held through such accounts.

            DISTRIBUTION POLICIES. The Strong Funds and Wells Fargo Funds make distributions of net investment income, if any, as shown below and capital gains, if any, at least annually.

---------------------------------------------------------------------------------------------------------------------
FUND                                                               DAILY(1)         QUARTERLY          ANNUALLY
---------------------------------------------------------------------------------------------------------------------
All fixed-income and money market Strong Funds and Wells               X
Fargo Funds
---------------------------------------------------------------------------------------------------------------------
Strong Life Stage Series - Conservative Portfolio
WF Life Stage - Conservative Portfolio
Strong Dividend Income Fund
WF Dividend Income Fund
Strong Growth and Income Fund
WF Growth and Income Fund
Strong Balanced Fund
WF Balanced Fund                                                                         X
---------------------------------------------------------------------------------------------------------------------
All other Strong Funds and Wells Fargo Funds                                                               X
---------------------------------------------------------------------------------------------------------------------

(1) Distributions are declared daily and paid monthly. The income declared daily as a distribution for the Strong Heritage Money Fund and the WF Heritage Money Market Fund is based on estimates of net investment income for that Fund. The Fund's actual income may differ from estimates, and the differences, if any, will be included in the calculation of subsequent distributions for that Fund.

            Investors in the Strong Florida Municipal Money Market, Strong Heritage Money, Strong Money Market, Strong Municipal Money Market, and Strong Tax-Free Money Funds and the WF National Tax-Free Money Market, WF Heritage Money Market, WF Money Market, and WF Municipal Money Market Funds may earn a dividend on the same day of the investment in those Funds if they meet certain requirements.

            Distributions from the Strong Funds and the Wells Fargo Funds are automatically reinvested in additional shares unless another option is available and chosen. All classes of the Wells Fargo Funds and the Investor Class, Advisor Class and Class C shares of the Strong Funds, also have the option to receive distributions via check, have them automatically invested in another Fund, or have them automatically deposited into a bank account. For the

Strong Funds Institutional Class shares, other options are to receive checks for these payments or have them credited to a bank account by Electronic Funds Transfer. For both Fund families, if checks remain uncashed for six months or are undeliverable by the Post Office, the distributions may be reinvested. Any distribution from a Wells Fargo Fund returned because of an invalid banking instruction is sent to the address of record by check, and future distributions are automatically reinvested.

            General. Certain other Wells Fargo Funds services and fees may be different than those of the Strong Funds. For more information, please read the Strong Funds prospectuses and SAIs and the Wells Fargo Funds SAIs, which are incorporated by reference herein.

COMPARISON OF INVESTMENT ADVISERS AND INVESTMENT ADVISORY FEES

            Funds Management, a registered investment adviser, currently serves as primary investment adviser for the existing Acquiring Funds, and will assume primary investment advisory responsibilities for the new Funds when they commence operations. Funds Management is responsible for implementing the investment policies and guidelines for the Wells Fargo Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Wells Fargo Funds. Thus, by approving the Reorganization, shareholders of the Strong Funds are, in effect, approving an investment advisory arrangement between Funds Management and each Acquiring Fund. Funds Management was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States, and one of the largest banks in the United States. As of June 30, 2004, Funds Management managed over $76 billion in mutual fund assets.

            SCM, a Wisconsin corporation, is a registered investment adviser that has provided investment advice and management services for mutual funds and other investment portfolios, and individual and institutional accounts, such as pension and profit-sharing plans, since 1974. SCM currently serves as the investment adviser to each Strong Fund (except Strong Index 500 Fund, Strong Life Stage Series - Aggressive Portfolio, Strong Life Stage Series - Conservative Portfolio and Strong Life - Stage Series- Moderate Portfolio) and, in such capacity, is responsible for either the day-to-day investment management activities of the Funds or the sub-advisers who are responsible for the day-to-day portfolio management of the Strong Funds. As of June 30, 2004, SCM had over $31.5 billion in assets under management. Wells Capital, an affiliate of Funds Management, expects to engage a majority of the investment professionals that currently manage the Strong Funds to provide management services at the closing of the Transaction contemplated by the Asset Purchase Agreement ("Transaction").

            The following chart highlights the annual contractual rate of investment advisory fees payable by each Strong Fund and Acquiring Fund as a percentage of average daily net assets.

--------------------------------------------------------------------------------
     STRONG FUND/ACQUIRING FUND                   ADVISORY FEE (CONTRACTUAL)
--------------------------------------------------------------------------------
Strong Asia Pacific Fund                     0.75%   $0 - $4 billion
                                             0.725%  next $2 billion
                                             0.70%   $6 billion and above

WF ASIA PACIFIC FUND (NEW)                   1.10%   $0 - $499 million
                                             1.05%   $500 - $999 million
                                             1.00%   $1 billion - $2.99 billion
                                             0.975%  $3 billion - $4.99 billion
                                             0.95%   $5 billion and above
--------------------------------------------------------------------------------
Strong Balanced Fund                         0.60%   $0 - 35 million
                                             0.55%   above $35 million

WF BALANCED FUND (NEW)                       0.65%   $0 - $499 million
                                             0.60%   $500 - $999 million
                                             0.55%   $1 billion - $2.99 billion
                                             0.525%  $3 billion - $4.99 billion
                                             0.50%   $5 billion and above
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    STRONG FUND/ACQUIRING FUND                   ADVISORY FEE (CONTRACTUAL)
--------------------------------------------------------------------------------
Strong Corporate Bond Fund                   0.375%  $0 - $4 billion
                                             0.35%   next $2 billion
                                             0.325%  $6 billion and above

WF CORPORATE BOND FUND (NEW)                 0.45%   $0 - $499 million
                                             0.40%   $500 - $999 million
                                             0.35%   $1 billion - $2.99 billion
                                             0.325%  $3 billion - $4.99 billion
                                             0.30%   $5 billion and above
--------------------------------------------------------------------------------
Strong Discovery Fund                        0.75%

WF DISCOVERY FUND (NEW)                      0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------
Strong Dividend Income Fund 1                0.70%    $0 - $4 billion
                                             0.675%   next $2 billion
                                             0.65%    $6 billion and above

WF DIVIDEND INCOME FUND (NEW)                0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------
Strong Dow 30 Value Fund                     0.55%

WF DIVIDEND INCOME FUND (NEW)                0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------
Strong Endeavor Fund                         0.75%   $0 - $4 billion
                                             0.725%  next $2 billion
                                             0.70%   $6 billion and above

WF CAPITAL GROWTH FUND (NEW)                 0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------
Strong Energy Fund                           0.75%    $0 - $4 billion
                                             0.725%   next $2 billion
                                             0.70%    $6 billion and above

WF DIVIDEND INCOME FUND (NEW)                0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------
Strong Enterprise Fund                       0.75%    $0 - $4 billion
                                             0.725%   next $2 billion
                                             0.70%    $6 billion and above
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    STRONG FUND/ACQUIRING FUND                   ADVISORY FEE (CONTRACTUAL)
--------------------------------------------------------------------------------
WF ENTERPRISE FUND (NEW)                     0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------
Strong Florida Municipal Money
Market Fund                                  0.15%

WF NATIONAL TAX-FREE MONEY
MARKET FUND                                  0.10%
--------------------------------------------------------------------------------
Strong Government Securities Fund            0.35%   $0 - $4 billion
                                             0.325%  next $2 billion
                                             0.30%   $6 billion and above

WF GOVERNMENT SECURITIES FUND (NEW)          0.45%   $0 - $499 million
                                             0.40%   $500 - $999 million
                                             0.35%   $1 billion - $2.99 billion
                                             0.325%  $3 billion - $4.99 billion
                                             0.30%   $5 billion and above
--------------------------------------------------------------------------------
Strong Growth Fund                           0.75%   $0 - $4 billion
                                             0.725%  next $2 billion
                                             0.70%   $6 billion and above

WF GROWTH FUND (NEW)                         0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------
Strong Growth 20 Fund                        0.75%   $0 - $4 billion
                                             0.725%  next $2 billion
                                             0.70%   $6 billion and above

WF GROWTH FUND (NEW)                         0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------
Strong Growth and Income Fund                0.55%

WF GROWTH AND INCOME FUND (NEW)              0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------
Strong Heritage Money Fund                   0.15%

WF HERITAGE MONEY MARKET FUND (NEW)          0.10%
--------------------------------------------------------------------------------
Strong High-Yield Bond Fund                  0.375%  $0 - $4 billion
                                             0.35%   next $2 billion
                                             0.325%  $6 billion and above

WF HIGH INCOME FUND (NEW)                    0.55%   $0 - $499 million
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    STRONG FUND/ACQUIRING FUND                   ADVISORY FEE (CONTRACTUAL)
--------------------------------------------------------------------------------
                                             0.50%   $500 - $999 million
                                             0.45%   $1 billion - $2.99 billion
                                             0.425%  $3 billion - $4.99 billion
                                             0.40%   $5 billion and above
--------------------------------------------------------------------------------
Strong Index 500 Fund                        No advisory fee

WF INDEX FUND                                0.10%   $0 - $999 million
                                             0.075%  $1 billion - $4.99 billion
                                             0.05%   $5 billion and above
--------------------------------------------------------------------------------
Strong Intermediate Municipal Bond Fund      0.37%   $0 - $4 billion
                                             0.345%  next $2 billion
                                             0.32%   $6 billion and above

WF INTERMEDIATE TAX-FREE FUND (NEW)          0.40%   $0 - $499 million
                                             0.35%   $500 - $999 million
                                             0.30%   $1 billion - $2.99 billion
                                             0.275%  $3 billion - $4.99 billion
                                             0.25%   $5 billion and above
--------------------------------------------------------------------------------
Strong Large Cap Core Fund                   0.75%   $0 - $4 billion
                                             0.725%  next $2 billion
                                             0.70%   $6 billion and above

WF GROWTH AND INCOME FUND (NEW)              0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------
Strong Large Cap Growth Fund                 0.60%   $0-35 million
                                             0.55%   Above $35 million

WF LARGE CAP GROWTH FUND (NEW)               0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------
Strong Large Company Growth Fund             0.75%   $0 - $4 billion
                                             0.725%  next $2 billion
                                             0.70%   $6 billion and above

WF CAPITAL GROWTH FUND (NEW)                 0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------
Strong Life Stage Series - Aggressive
Portfolio                                    No advisory fee

WF LIFE STAGE - AGGRESSIVE PORTFOLIO (NEW)   No advisory fee
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    STRONG FUND/ACQUIRING FUND                   ADVISORY FEE (CONTRACTUAL)
--------------------------------------------------------------------------------
Strong Life Stage Series - Conservative \
Portfolio                                    No advisory fee

WF LIFE STAGE - CONSERVATIVE PORTFOLIO
(NEW)                                        No advisory fee

--------------------------------------------------------------------------------
Strong Life Stage Series - Moderate
Portfolio                                    No advisory fee

WF LIFE STAGE - MODERATE PORTFOLIO (NEW)     No advisory fee


--------------------------------------------------------------------------------
Strong Mid Cap Disciplined Fund              0.75%   $0 - $4 billion
                                             0.725%  next $2 billion
                                             0.70%   $6 billion and above

WF MID CAP DISCIPLINED FUND (NEW)            0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------
Strong Minnesota Tax-Free Fund               0.37%   $0 - $4 billion
                                             0.345%  next $2 billion
                                             0.32%   $6 billion and above

WF MINNESOTA TAX-FREE FUND                   0.40%   $0 - $499 million
                                             0.35%   $500 - $999 million
                                             0.30%   $1 billion - $2.99 billion
                                             0.275%  $3 billion - $4.99 billion
                                             0.25%   $5 billion and above
--------------------------------------------------------------------------------
Strong Money Market Fund                     0.15%

WF MONEY MARKET FUND                         0.30%   $0 - $999 million
                                             0.275%  $1 billion - $4.99 billion
                                             0.25%   $5 billion and above
--------------------------------------------------------------------------------
Strong Municipal Money Market Fund           0.15%

WF MUNICIPAL MONEY MARKET FUND (NEW)         0.30%   $0 - $999 million
                                             0.275%  $1 billion - $4.99 billion
                                             0.25%   $5 billion and above
--------------------------------------------------------------------------------
Strong Opportunity Fund                      0.75%   $0 - $4 billion
                                             0.725%  next $2 billion
                                             0.70%   $6 billion and above

WF OPPORTUNITY FUND (NEW)                    0.75%   $0 - $499 million
                                             0.70%   $500 - $999 million
                                             0.65%   $1 billion - $2.99 billion
                                             0.625%  $3 billion - $4.99 billion
                                             0.60%   $5 billion and above
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    STRONG FUND/ACQUIRING FUND                   ADVISORY FEE (CONTRACTUAL)
--------------------------------------------------------------------------------
Strong Overseas Fund                         0.75%   $0 - $4 billion
                                             0.725%  next $2 billion
                                             0.70%   $6 billion and above

WF OVERSEAS FUND (NEW)                       0.95%   $0 - $499 million
                                             0.90%   $500 - $999 million
                                             0.85%   $1 billion - $2.99 billion
                                             0.825%  $3 billion - $4.99 billion
                                             0.80%   $5 billion and above
--------------------------------------------------------------------------------
Strong Short-Term Bond Fund                  0.375%  $0 - $4 billion
                                             0.35%   next $2 billion
                                             0.325%  $6 billion and above

WF SHORT-TERM BOND FUND (NEW)                0.45%   $0 - $499 million
                                             0.40%   $500 - $999 million
                                             0.35%   $1 billion - $2.99 billion
                                             0.325%  $3 billion - $4.99 billion
                                             0.30%   $5 billion and above
--------------------------------------------------------------------------------
Strong Short-Term High Yield Bond Fund       0.375%  $0 - $4 billion
                                             0.35%   next $2 billion
                                             0.325%  $6 billion and above

WF SHORT-TERM HIGH YIELD BOND FUND (NEW)     0.55%   $0 - $499 million
                                             0.50%   $500 - $999 million
                                             0.45%   $1 billion - $2.99 billion
                                             0.425%  $3 billion - $4.99 billion
                                             0.40%   $5 billion and above
--------------------------------------------------------------------------------
Strong Short-Term High Yield Municipal Fund  0.35%   $0 - $4 billion
                                             0.325%  next $2 billion
                                             0.30%   $6 billion and above

WF SHORT-TERM MUNICIPAL BOND FUND (NEW)      0.40%   $0 - $499 million
                                             0.35%   $500 - $999 million
                                             0.30%   $1 billion - $2.99 billion
                                             0.275%  $3 billion - $4.99 billion
                                             0.25%   $5 billion and above
--------------------------------------------------------------------------------
Strong Short-Term Income Fund                0.375%  $0 - $4 billion
                                             0.35%   next $2 billion
                                             0.325%  $6 billion and above

WF SHORT-TERM BOND FUND (NEW)                0.45%   $0 - $499 million
                                             0.40%   $500 - $999 million
                                             0.35%   $1 billion - $2.99 billion
                                             0.325%  $3 billion - $4.99 billion
                                             0.30%   $5 billion and above
--------------------------------------------------------------------------------
Strong Short-Term Municipal Bond Fund        0.25%   $0 - $4 billion
                                             0.225%  next $2 billion
                                             0.20%   $6 billion and above

WF SHORT-TERM MUNICIPAL BOND FUND (NEW)      0.40%   $0 - $499 million
                                             0.35%   $500 - $999 million
                                             0.30%   $1 billion - $2.99 billion
                                             0.275%  $3 billion - $4.99 billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    STRONG FUND/ACQUIRING FUND                   ADVISORY FEE (CONTRACTUAL)
--------------------------------------------------------------------------------
                                             0.25%   $5 billion and above
--------------------------------------------------------------------------------
Strong Small Company Value Fund              0.75%   $0 - $4 billion
                                             0.725%  next $2 billion
                                             0.70%   $6 billion and above

WF SMALL CAP DISCIPLINED FUND (NEW)          0.90%   $0 - $499 million
                                             0.85%   $500 - $999 million
                                             0.80%   $1 billion - $2.99 billion
                                             0.775%  $3 billion - $4.99 billion
                                             0.75%   $5 billion and above
--------------------------------------------------------------------------------
Strong Small/Mid Cap Value Fund              0.75%   $0 - $4 billion
                                             0.725%  next $2 billion
                                             0.70%   $6 billion and above

WF SMALL/MID CAP VALUE FUND (NEW)            0.90%   $0 - $499 million
                                             0.85%   $500 - $999 million
                                             0.80%   $1 billion - $2.99 billion
                                             0.775%  $3 billion - $4.99 billion
                                             0.75%   $5 billion and above
--------------------------------------------------------------------------------
Strong Tax-Free Money Fund                   0.15%

WF NATIONAL TAX-FREE MONEY MARKET FUND       0.10%
--------------------------------------------------------------------------------
Strong Ultra Short-Term Income Fund          0.30%   $0 - $4 billion
                                             0.275%  next $2 billion
                                             0.25%   $6 billion and above

WF ULTRA SHORT-TERM INCOME FUND (NEW)        0.45%   $0 - $499 million
                                             0.40%   $500 - $999 million
                                             0.35%   $1 billion - $2.99 billion
                                             0.325%  $3 billion - $4.99 billion
                                             0.30%   $5 billion and above
--------------------------------------------------------------------------------
Strong Ultra Short-Term Municipal
Income Fund                                  0.30%   $0 - $4 billion
                                             0.275%  next $2 billion
                                             0.25%   $6 billion and above

WF ULTRA SHORT-TERM MUNICIPAL INCOME
FUND (NEW)                                   0.40%   $0 - $499 million
                                             0.35%   $500 - $999 million
                                             0.30%   $1 billion - $2.99 billion
                                             0.275%  $3 billion - $4.99 billion
                                             0.25%   $5 billion and above
--------------------------------------------------------------------------------
Strong Wisconsin Tax-Free Fund               0.37%   $0 - $4 billion
                                             0.345%  next $2 billion
                                             0.32%   $6 billion and above

WF WISCONSIN TAX-FREE FUND (NEW)             0.40%   $0 - $499 million
                                             0.35%   $500 - $999 million
                                             0.30%   $1 billion - $2.99 billion
                                             0.275%  $3 billion - $4.99 billion
                                             0.25%   $5 billion and above
--------------------------------------------------------------------------------

(1) If the sub-adviser does not meet certain performance criteria set forth in the applicable sub-advisory agreement, the advisory fee paid by the Fund to SCM is reduced by an amount equal to the difference between the fee SCM would have paid the sub-adviser had the performance criteria been met and the actual sub-advisory fee paid to the sub-adviser by SCM.

            Wells Capital, a wholly-owned subsidiary of Wells Fargo Bank, and an indirect wholly-owned subsidiary of Wells Fargo & Company, directly provides or will provide sub-advisory services to each of the Acquiring Funds, except the WF Growth and Income Fund, and the WF Overseas Fund. As of June 30, 2004, Wells Capital provided advisory services for over $124 billion in assets.

            Matrix Asset Advisors, Inc. ("Matrix"), will directly provide sub-advisory services to the WF Growth and Income Fund, and will be responsible for the day-to-day investment management activities of the Fund. Matrix provides investment advisory services to individuals, endowments, and pension accounts. As of June 30, 2004, Matrix managed $1.43 million in assets.

            New Star Institutional Managers Limited ("New Star"), will directly provide sub-advisory services to the WF Overseas Fund, and will be responsible for the day-to-day investment management activities of the Fund. New Star is an independent London-based manager of international equities and fixed income securities, and is authorized and regulated by the Financial Services Authority for the conduct of investment business in the United Kingdom and is a registered investment adviser with the U.S. Securities and Exchange Commission. New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts. As of June 30, 2004, New Star had approximately U.S. $5.5 billion under management.

OTHER PRINCIPAL SERVICE PROVIDERS

            The following is a list of principal service providers for the Strong Funds and the Acquiring Funds:

----------------------------------------------------------------------------------------------------------
                                        SERVICE PROVIDERS(1)

SERVICE                        STRONG FUNDS                        WELLS FARGO FUNDS
----------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER             Strong Capital Management, Inc.     Wells Fargo Funds Management, LLC
                               P.O. Box 2936                       525 Market Street
                               Milwaukee, WI 53201                 San Francisco, CA 94105
                               (investment adviser to each of
                               the Strong Funds except the
                               Strong Life Stage Series -
                               Aggressive, Conservative and
                               Moderate Portfolios, and the
                               Strong Index 500 Fund(2))


SUB-ADVISER                    W.H. Reaves & Co., Inc.
                               10 Exchange Place, 18th Floor       Wells Capital Management Incorporated
                               Jersey City, NJ 07302               525 Market Street
                               (Sub-Adviser to the Strong          San Francisco, CA 94105
                               Dividend Income Fund)               (Sub-Adviser to each Acquiring Fund
                                                                   except the WF Growth and Income Fund
                               Scarborough Investment              and WF Overseas Fund)

-----------
(1) If the proposals are approved, the Strong Funds are expected to transition from their current service providers to the Wells Fargo Funds service providers during the first quarter of 2005.

(2) The Strong Life Stage Series - Aggressive, Moderate and Conservative Portfolios invest in a number of underlying Strong Funds as directed by the Board. The Strong Index 500 Fund invests substantially all of its assets in a Master Investment Portfolio with substantially the same objective. The Master Investment Portfolio is managed by Barclays Global Fund Advisers, 45 Fremont Street, San Francisco, CA 94105.

----------------------------------------------------------------------------------------------------------
                                        SERVICE PROVIDERS(1)

SERVICE                        STRONG FUNDS                        WELLS FARGO FUNDS
----------------------------------------------------------------------------------------------------------
                               Advisers, LLC
                               23 Spring Street Suite 203          Matrix Asset Advisors, Inc.
                               Ossining, NY 10562                  747 Third Avenue
                               (Sub-Adviser to the Strong Energy   31st Floor
                               Fund)                               New York, NY 10017
                                                                   (Sub-Adviser to the WF Growth and
                                                                   Income Fund)

                                                                   New Star Institutional Managers
                                                                   Limited
                                                                   1 Knightsbridge Green,
                                                                   London, SW1X 7NE
                                                                   England
                                                                   (Sub-Adviser to the WF Overseas Fund)

DISTRIBUTOR                    Strong Investments, Inc.            Stephens Inc.
                               P.O. Box 2936                       111 Center Street
                               Milwaukee, WI 53201                 Little Rock, AR  72201(3)
ADMINISTRATOR                  Strong Investor Services, Inc.
                                                                   Wells Fargo Funds Management, LLC
Custodian                      State Street Bank and Trust         Wells Fargo Bank, N.A.
                               Company                             6th Street & Marquette
                                                                   Minneapolis, MN  55479

                                                                   PFPC, Inc.
FUND ACCOUNTANT                Strong Investor Services,           400 Bellevue Parkway
                               Inc.(4)                             Wilmington, DE 19809

Transfer Agent and Dividend    Strong Investor Services, Inc.      Boston Financial Data Services, Inc.
Disbursing Agent                                                   1250 Hancock Street
                                                                   Quincy, MA 02169

Fund Counsel                   Godfrey & Kahn, S.C.                Morrison & Foerster LLP
                               780 North Water Street              2000 Pennsylvania Avenue, N.W.
                               Milwaukee, WI 53202                 Washington, D.C. 20006


(3) Stephens Inc. currently acts, and Wells Fargo Funds Distributor, LLC, located at 525 Market Street, San Francisco, CA 94105, has been approved to act beginning at or before the closing of the Reorganization, as the distributor for the Wells Fargo Funds.

(4) Strong Investor Services, Inc. has contracted with State Street Bank & Trust Company to provide a number of fund accounting services to the Strong Funds.

            If the Proposals are approved by shareholders, it is expected that the Strong Funds will transition from most of their other current service providers to the Wells Fargo Funds service providers during the first quarter of 2005.

COMPARISON OF BUSINESS STRUCTURES

            Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each Fund's governing documents create additional operating rules and restrictions that the Funds must follow. Except for the Strong Florida Municipal Money Market Fund, the Strong Funds are organized as series of Wisconsin corporations whose operations are governed by their Articles of Incorporation and Bylaws and applicable Wisconsin law. The Strong Florida Municipal Money Market Fund, a series of the Strong Income Trust, and the Wells Fargo Funds, series of Wells Fargo Funds Trust, are organized as Delaware statutory trusts and are governed by their Trust Instrument/Declarations of Trust and By-laws (if applicable) and applicable Delaware law. The difference between operating as a series of a Wisconsin corporation or a Delaware statutory trust is not expected to significantly affect the operation of any Strong Fund or change the responsibilities, powers or fiduciary duty owed to shareholders by a Fund's board of directors or trustees and officers.

            Under Wisconsin and Delaware law, corporations and statutory trusts, respectively, are operated by their boards of directors or trustees and by officers appointed by the board. Wells Fargo Funds Trust has different Trustees and Officers than the Directors and Officers of the Strong Funds. For more information about the current Directors and Officers of the Strong Funds and the Trustees and Officers of Wells Fargo Funds Trust, consult the current Strong Funds and Wells Fargo Funds SAIs.

            Under Delaware law, shareholders of a statutory trust have the right to vote on matters as specified in the declaration of trust and by-laws, if any. The Declaration of Trust for Wells Fargo Funds Trust requires shareholder approval of a matter only if required under the federal securities laws or if the board decides to submit the matter to shareholders; and permits the board of trustees to amend the Declaration of Trust without shareholder approval unless the federal securities laws expressly require it. In contrast, under Wisconsin law, shareholders of a corporation have the right to vote on various significant matters. Among other things, Strong Fund shareholders have voting rights with respect to certain matters, such as mergers and consolidations, certain amendments to the Articles of Incorporation, and the sale of assets other than in the regular course of business. Thus, there are certain matters that Wells Fargo Funds Trust's Board of Trustees is able to accomplish without obtaining shareholder approval which the Strong Funds' Board is not able to accomplish without shareholder approval.

            Delaware law provides that shareholders of the Strong Florida Municipal Money Market Fund and the Wells Fargo Funds shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. In addition, the Trust Instrument/Declaration of Trust provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Under Delaware law and Funds Trust's Declaration of Trust, the trustees and officers of Funds Trust are indemnified against liabilities and expenses incurred in connection with proceedings relating to their positions as such, absent disabling conduct.

            Under Wisconsin law and the Strong Funds' Bylaws, each Strong Fund is required to indemnify its officers and directors against liabilities and expenses incurred in connection with proceedings relating to their positions as officers and directors, except under certain limited circumstances involving wrongful conduct by the officers and directors. In addition, each Strong Fund has agreed to indemnify its directors who are not "interested persons," as defined in the 1940 Act, against all liability and expenses reasonably incurred or paid by such director in connection with any proceeding in which the director is involved by virtue of being a director of the Strong Fund. In addition,
Section 180.0622(2)(b) of the Wisconsin statutes provides that shareholders of a corporation organized under Chapter 180 of the Wisconsin statutes may be assessed up to the par value of their shares to satisfy the obligations of such corporation to its employees for services rendered, but not exceeding six months' service in the case of any individual employee. Certain Wisconsin courts have interpreted "par value" to mean the full amount paid by the purchaser of shares upon the issuance thereof. The Strong Funds have only one employee.

TERMS OF THE REORGANIZATION

            In each Reorganization, an Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of its corresponding Acquired Fund in exchange for shares of equal value of such Acquiring Fund. Each Reorganization is governed by the Reorganization Plan, a copy of which is attached as Exhibit F.

            The Reorganization Plan specifies the method of determining the net value of each Acquired Fund's assets and the net asset value of each Acquiring Class share. Wells Fargo will determine the number of shares of each Acquiring Class to issue by dividing the net value of the acquired assets attributable to the corresponding Acquired Class by the net asset value of one Acquiring Class share. To determine the net asset value of the Acquiring Fund shares to be delivered, and the net value of the Acquired Assets being conveyed, the parties will use the standard valuation methods used by Wells Fargo Funds in determining daily net asset values.

            The Acquired Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Acquired Fund will be credited with shares of the corresponding class of the corresponding Acquiring Fund having an aggregate value equal to the Acquired Fund shares that the shareholder held immediately prior to the Effective Time. As soon as reasonably practicable following the steps described above, each Acquired Fund shall be liquidated and dissolved, transferring the Excluded Assets and Excluded Liabilities to a new trust, the Successor Trust. Excluded Assets, Excluded Liabilities and Successor Trust are defined in Reorganization Plan.

            As defined, Excluded Assets and Excluded Liabilities essentially include, without limitation, rights, claims or liabilities relating to allegations of mutual fund trading abuses and related matters contained in a complaint filed by the New York Attorney General and settled September 3, 2003 against Canary Capital Partners, LLC and various related defendants including certain shareholder class actions and derivative actions, any litigation or other proceeding arising out of the same or similar allegations, any litigation or other proceeding arising out of any investigations or other matters known to Strong Funds, and any personal trading in mutual funds by Richard S. Strong. Excluded Assets include rights to receive insurance proceeds, if any, and indemnification payments, if any, from SFC, relating to these matters. The Successor Trust is intended to resolve claims related to the Excluded Assets and Excluded Liabilities.

            Upon resolution by the Successor Trust of these claims, the proceeds from an Acquired Fund's Excluded Assets may exceed the amount of its Excluded Liabilities. If so, the Successor Trust will distribute net proceeds to shareholders or former shareholders in a manner that is consistent with applicable law or regulation, as directed by a court or claims administrator in connection with resolving such claims, or otherwise in a manner consistent with the fiduciary duties of the Successor Trust's trustees. There can be no assurance that any such proceeds will be received or that they will exceed the amount of Excluded Liabilities.

            Under applicable state laws, in the event that an Acquired Fund's Excluded Assets were not sufficient to satisfy all of its Excluded Liabilities, the Acquired Fund's directors could have personal liability for the amount of the unsatisfied liabilities. SFC has agreed to indemnify the Acquired Fund's directors against any such personal liability.

            Until the closing of the Transaction (currently expected to occur on or about December 31, 2004), either the Strong Funds Board or the Board of Trustees of Wells Fargo Funds Trust may terminate the Reorganization Plan with respect to any Acquired Fund or Acquiring Fund by notice to the other party if that Board determines that the consummation of the Reorganization is not in the best interests of its fund's shareholders. After the closing of the Transaction, however, a party's Board may not terminate the Reorganization Plan with respect to any Acquiring Fund or Acquired Fund, even if that Board determines that the consummation of the Reorganization is no longer in the best interests of its fund's shareholders, or that the interests of shareholders would be diluted as a result of the Reorganization, but rather only if the conditions to its fund's obligations to consummate the Reorganization are not satisfied or waived. Because a period of time is expected to elapse between the closing of the Transaction and the expected consummation of the Reorganization (currently expected to occur on or about April 8, 2005), there is a risk that circumstances may change such that consummation of a fund's Reorganization is no longer believed by a Board to be in the best interests of a participating fund's shareholders, or such that the interests of shareholders would be diluted as a result of the Reorganization, but that fund is still required to consummate the Reorganization.

            Completion of the Reorganization is subject to numerous customary conditions set forth in the Reorganization Plan. An important condition to closing is that the parties receive a tax opinion that concludes, among other things, that each Reorganization will qualify as a "reorganization" for U.S. federal income tax purposes. As such, the Reorganizations will not be taxable for such purposes to the Acquired Funds, the Acquiring Funds, or the Acquired Funds' shareholders, except insofar as the Acquired Funds' shareholders receive payments in respect of Excluded Assets (as discussed below under "Material U. S. Federal Income Tax Consequences of the Reorganization - TREATMENT OF EXCLUDED ASSETS AND EXCLUDED LIABILITIES"). Certain other U.S. federal income tax consequences of the Reorganization are discussed in detail under the heading "Material U.S. Federal Income Tax Consequences of the Reorganization." Another condition is that each Acquired Fund whose taxable year will close as a result of its Reorganization declare distributions to its shareholders to the extent of its previously undistributed income and realized capital gains prior to the closing of the Reorganizations. The closing also is conditioned on the parties delivering and receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Funds. Following the closing, each Acquired Fund, and the corporation or trust of which it is a series, will be dissolved under applicable state law.

BOARD CONSIDERATION OF THE REORGANIZATION

            In December 2003, the Board was informed by SCM that SFC had retained Goldman Sachs and Co. to assist in a search for a buyer of SFC's investment advisory business. In early March 2004, SCM reported to the Board that SFC and Wells Fargo were working toward a definitive agreement whereby SFC's investment advisory business would be acquired by Wells Fargo. On March 8, 2004, Funds Management made an initial presentation to the Board regarding its asset management and investment products distribution businesses. The presentation included Funds Management's preliminary ideas on combining the Wells Fargo Funds and the Strong Funds into a single mutual fund complex.

            In May 2004, the Board retained an independent financial consultant, Bobroff Consulting, to help with its evaluation and negotiation of the Funds Management proposal concerning the Strong Funds. The Board's independent financial consultant was asked to evaluate the overall advisory and distribution capability of Wells Fargo, including its ability to support the Strong Funds' existing distribution arrangements. The Board's independent financial consultant also was asked to evaluate the proposed Reorganization and restructurings, including, where applicable, the appropriateness of the proposed Reorganization candidates, the quality of the investment performance records, the compatibility of investment styles, the level of expenses after giving effect to the proposed Reorganization, and the impact of the Reorganization on Strong Funds tax attributes such as capital loss carryforwards.

            On May 20, 2004, the Board met again with representatives of Wells Fargo. The Board's independent financial consultant also attended this meeting. At this meeting, Wells Fargo presented preliminary materials on proposed distribution arrangements and strategies, service providers, expense structures and Fund Reorganizations. The Board also met with the Chief Investment Officer of Wells Capital and members of certain Wells Capital investment teams, and received updates on which SCM investment managers had agreed to join Wells Fargo after the closing of the Transaction. Following the May meeting, the Board and its independent financial consultant received additional information regarding the matters covered in the Wells Fargo presentation, including the proposed Fund Reorganizations.

            After the May meeting, the Board conducted certain reviews with the assistance of the Board's independent legal counsel and counsel to the Strong Funds. The reviews covered the Wells Fargo Funds, Funds Management and each Wells Fargo entity that provides or was proposed to provide services to the Wells Fargo Funds after giving effect to the Reorganization. With respect to the Wells Fargo Funds, the review included, among other things, (a) organizational documents, (b) certain documents filed with the Securities and Exchange Commission, (c) certain service provider contracts, (d) certain materials related to the registration of shares, (e) certain materials concerning regulatory matters, (f) certain materials concerning insurance and (g) certain Fund policies and procedures. With respect to Funds Management and its affiliates, the review included, among other things, (a) certain organizational documents, (b) certain materials concerning regulatory matters, (c) various aspects of investment management and fiduciary compliance, (d) various aspects of risk management processes and procedures, (e) various aspects of brokerage and trading practices, (f) certain personnel matters, (g) certain materials concerning insurance, (h) certain financial statements and (i) various aspects of administrative systems. Both sets of counsel prepared written reports for the Board about the review that had been performed.

            On June 23, 2004, the Board and its independent financial consultant again met with representatives of Wells Fargo. At this meeting, Wells Fargo presented additional information regarding the proposed Fund

Reorganizations and various distribution matters. The proposal contemplated that only one Fund in the Strong Funds complex would not be merged into the Wells Fargo Fund complex. The proposal also stated that, based on current assumptions, total Fund expenses for Strong Funds shareholders would be reduced by $5.8 million, after giving effect to the proposed Reorganizations and assuming current asset levels. The proposal noted that this reduction did not include the expense reduction the Board had obtained from SCM in May 2004, when the investment advisory agreements with SCM were renewed.

            During July 2004, members of the Board conducted interviews of the lead portfolio managers of each investment team from Wells Fargo affiliates who were proposed to manage significant Strong Fund assets after the Reorganizations. The Board also received progress reports from its independent financial consultant.

            Another meeting of the Board, the Board's independent financial consultant and representatives of Wells Fargo was held on July 26, 2004. At this meeting, the Board received an updated presentation from Wells Fargo on the proposed Reorganizations and certain pricing matters. Following the meeting, the Board directed its independent financial consultant to engage in further negotiations with Wells Fargo to reduce fees on a number of the proposed Reorganizations. As a result, further fee reductions were achieved.

            The Board and the Board's independent financial consultant met again with representatives of Wells Fargo on August 12, 2004, at which time Wells Fargo delivered its final presentation on the proposed Reorganizations. That presentation stated that Wells Fargo would cap, through April 30, 2007, total Fund operating expenses at the levels contained in the presentation. The presentation also stated that, based on current assumptions, the total annual operating expense ratio reduction to Strong Funds shareholders would be at least $6 million, after giving effect to the proposed Reorganizations and assuming current asset levels. The presentation noted that this reduction (which includes the total Fund expense reduction described above) was in addition to the expense reduction the Board had obtained from SCM in May 2004 when the investment advisory agreements with SCM were renewed. The materials provided by Wells Fargo to the Board also included information on the investment objectives and the strategies of the Wells Fargo Funds, comparative operating expense ratios and performance information, and an analysis of the projected benefits to Strong Fund shareholders from the proposed Reorganizations.

            The Board's independent legal counsel and Strong Fund counsel also made oral presentations to the Board at the August meeting, summarizing the results of their reviews. The Board's independent financial consultant also delivered a written report for the Board and made an oral presentation to the Board detailing their work, findings and conclusions. The independent financial consultant's report included, among other things, fee and expense comparisons and a review of investment performance records and the compatibility of investment styles. The report also included information about Wells Fargo's plans to support and maintain the no-load funds and both direct and intermediary marketing efforts.

            Also at the August meeting, in response to the Board's request based on its review, Wells Fargo agreed to change one of the proposed Acquiring Fund candidates. The Chief Compliance Officer of the Wells Fargo Funds made a presentation to the Board on Funds Management's compliance organization.

            On August 13, 2004, the Strong Funds Board of Directors unanimously determined that the reorganizations were in the best interests of the shareholders of each Strong Fund and each Strong Fund, and that as of that date, the interests of the existing shareholders of each Strong Fund would not be diluted as a result of the Reorganizations. The Boards' decision was subject to certain conditions. Those conditions were satisfied by mid-September 2004. No member of the Board is an "interested person" (within the meaning of the 1940
Act) of the Strong Funds, SFC or SCM.

            In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization to shareholders of the Strong Funds, the Board made inquiries into a number of matters and considered the following, among other things:

(i) the Board's desire to preserve for Strong Funds shareholders as much as possible the portfolio management, shareholder services and shareholder interface they currently enjoy, as well as access to the wide array of funds they currently enjoy;

(ii) the decision by SFC to sell much of SCM's investment management business, and the decision by Wells Capital to employ many of the key investment management professionals who previously managed the Strong Funds and to preserve the Strong Funds' current customer call center and other shareholder services;

(iii) Strong and its affiliates' agreement to provide continuing administrative and operational services to the Strong Funds during the interim period until the conversion to Wells Fargo's third-party providers;

(iv) the anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Strong Funds, including that Funds Management had agreed to cap overall fund expense ratios through at least April 30, 2007 (the Board also noted that after that time, Fund expense ratios could increase only with the approval of the Board of the Wells Fargo Funds), that Funds Management would be bound by the Fund expense reductions that are part of SCM's recent regulatory settlements and that certain Funds were expected to benefit from economies of scale as a result of reaching breakpoints in fee schedules;

(v) the investment management fee and other fees paid by the Wells Fargo Funds, and the historical and projected expense ratios of the Wells Fargo Funds as compared with those of the Strong Funds and industry peer groups;

(vi) the historical investment performance records of the Strong Funds and the Wells Fargo Funds, relative to each other and relative to peer groups;

(vii) the anticipated benefits of economies of scale for the Strong Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments--for more information on this consideration see "Gross and Net Operating Expense Ratios of the Funds" below;

(viii) the current circumstances of SFC, SCM and the Strong Funds, including the recent regulatory investigations and settlements involving market timing, the litigation pending on the same and related matters, the continued substantial outflows from the Funds since September 2003, and the continued departure of personnel (including portfolio managers) from SCM and other affiliated Strong service providers to the Funds since September 2003;

(ix) that the Strong transfer agent is required to cease operating as a transfer agent within one year after the regulatory settlements;

(x)      the apparent lack of favorable alternatives;

(xi) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

(xii) the potential benefits to Strong Funds' shareholders resulting from the Strong Funds' access to the larger distribution network and capability of the Wells Fargo Funds;

(xiii) the Board's understanding of Wells Fargo's plans concerning direct and intermediary marketing, support for the no-load funds, shareholder services including web-based services, and shareholders' ability to hold fund shares after the Reorganization in "no transaction fee" platforms.

(xiv) the viability of the Strong Funds absent approval of the proposed Reorganization;

(xv) the relative compatibility of the investment objectives, policies and restrictions of the Strong Funds and their corresponding Wells Fargo Funds;

(xvi) the service features and investment options available to shareholders of the Strong Funds and the Wells Fargo Funds;

(xvii)   the reputation, financial strength and resources of Wells Fargo;

(xviii) the capabilities, practices and resources of Funds Management and the other service providers to the Wells Fargo Funds;

(xix) the qualifications and experience of the personnel at Funds Management that are involved with the Wells Fargo Funds;

(xx)     the shareholder services offered by Wells Fargo;

(xxi) the regulatory review of the Wells Fargo Funds and Funds Management conducted by the Board;

(xxii) that the expenses of the Reorganization would not be borne by Strong Funds' shareholders; and

(xxiii) the expected treatment of the Reorganization as a "reorganization" for U.S. federal income tax purposes.

            Some of the above factors, which served as the basis for the Board's determination to approve the Reorganization, are discussed in greater detail below.

      o     GREATER PRODUCT ARRAY AND ENHANCED RANGE OF INVESTMENT OPTIONS.

            Investors in Wells Fargo Funds enjoy a wide array of investment options and strategies. At the closing of the Reorganization, the Wells Fargo Funds family is expected to have over 115 publicly offered funds, including equity funds, international and emerging markets funds, asset allocation funds, tax-free funds, income funds and money market funds. This broad range of investment options will permit an investor in Wells Fargo Funds to diversify his or her investments and to participate in investment styles currently prevalent in the market. Shareholders are free, with a few exceptions, to make exchanges of the same class of shares between Wells Fargo Funds without additional charge. Thus, if the Reorganization is approved, Strong Fund shareholders will have increased investment options and greater flexibility to change investments through exchanges. Such exchanges generally are taxable. Absent approval of the proposed Reorganization, the alternatives available to the Strong Funds are limited and may include the engagement of another investment adviser or liquidations.

      o     WELLS FARGO FUNDS SHAREHOLDER SERVICE CAPABILITIES

            With over $76 billion in assets under management as of June 30, 2004, Wells Fargo Funds is the 28th largest mutual fund company in the United States. In addition, the scale and financial resources of Funds Management allows Wells Fargo Funds to provide increased sales and service capabilities to fund shareholders and their financial intermediaries. Investors in Wells Fargo Funds have access to a highly rated telephone service operation (for both shareholders and their financial intermediaries), automated services, and Internet services. Further, Funds Management provides convenient branch locations and access to other financial products and services. These shareholder services will be available to Strong Fund shareholders if the Reorganization is approved. In addition, the Strong Funds call center is expected to remain in place to serve shareholders.

      o     GREATER ECONOMIES OF SCALE

            Wells Fargo Funds and the Strong Funds have the potential to benefit from greater economies of scale by, among other things, having a larger group of funds with greater assets, thereby reducing certain fixed costs (such as legal, compliance and board of director/trustee expenses) as a percentage of fund assets. In addition, as a result of the Reorganization, certain funds are expected to benefit from economies of scale as a result of reaching breakpoints in fee schedules.

      o     PORTFOLIO MANAGEMENT

            Wells Fargo Funds has depth in its investment management personnel provided by Funds Management and the various sub-advisers that run the day-to-day operations of the Wells Fargo Funds. Also, Wells Capital has agreed to hire the small cap, mid cap core, mid cap growth, small cap value, small cap growth, large cap growth, Asia Pacific, and fixed income portfolio management teams that manage certain of the Strong Funds, and those portfolio managers will continue to manage many of the Strong Funds as employees of Wells Capital, rather than as employees of SCM.

      o     COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

            As discussed in the section entitled "Comparison of Investment Objectives, Principal Investment Strategies and Policies," each Acquiring Fund and corresponding Strong Fund generally have compatible investment objectives and strategies. As a result, the proposed Reorganization, based on current facts, is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund. It also is not expected to significantly alter the risk/potential return profile of any shareholder's investment except as described in the comparison section. Further, the continuation of one or more of the current portfolio managers for the Strong Asia Pacific Fund, Strong Corporate Bond Fund, Strong Discovery Fund, Strong Enterprise Fund, Strong Government Securities Fund, Strong Growth Fund, Strong

High-Yield Bond Fund, Strong Intermediate Municipal Bond Fund, Strong Large Cap Growth Fund, Strong Large Company Growth Fund, Strong Mid Cap Disciplined Fund, Strong Opportunity Fund, Strong Short-Term Bond Fund, Strong Short-Term High Yield Bond Fund, Strong Short-Term Municipal Bond Fund, Strong Small/Mid Cap Value Fund, Strong Small Company Value Fund, Strong Ultra Short-Term Income Fund, Strong Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund as the portfolio manager(s) of the corresponding Wells Fargo Funds is expected to maintain a consistent investment style between those Strong Funds and their corresponding Wells Fargo Funds.

      o     COMPARATIVE PERFORMANCE

            Shareholders can consult the chart under the heading "Performance" in this Prospectus/Proxy Statement for certain Fund specific performance comparisons. In the Reorganizations involving the Strong Asia Pacific Fund, Strong Balanced Fund, Strong Corporate Bond Fund, Strong Discovery Fund, Strong Dividend Income Fund, Strong Enterprise Fund, Strong Government Securities Fund, Strong Growth Fund, Strong Growth and Income Fund, Strong Heritage Money Fund, Strong High-Yield Bond Fund, Strong Intermediate Municipal Bond Fund, Strong Large Cap Growth Fund, Strong Large Company Growth Fund, Strong Life Stage Series - Aggressive Portfolio, Strong Life Stage Series - Conservative Portfolio, Strong Life Stage Series - Moderate Portfolio, Strong Mid Cap Disciplined Fund, Strong Municipal Money Market Fund, Strong Opportunity Fund, Strong Overseas Fund, Strong Short-Term High Yield Bond Fund, Strong Short-Term Municipal Bond Fund, Strong Small/Mid Cap Value Fund, Strong Small Company Value Fund, Strong Ultra Short-Term Income Fund, Strong Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund, the Acquiring Fund will assume the financial history, including the performance history, of the predecessor Strong Fund at the closing of the Reorganization. Also, in each other Reorganization, the Acquiring Fund generally has comparable or better performance than the corresponding Strong Fund.

      o     GROSS AND NET OPERATING EXPENSE RATIOS OF THE FUNDS

            The Board also considered the net and gross operating expense ratios for each Strong Fund and corresponding Acquiring Fund and noted the potential for future savings and reductions. For most Reorganizations, except for those involving the Strong Minnesota Tax Free Fund (Investor Class and Class C), Strong Intermediate Municipal Bond Fund (Investor Class), Strong Wisconsin Tax Free Fund (Investor Class), and Strong Short-Term Income Fund (Investor Class), the Acquiring Fund has the same or a lower net operating expense ratio (after contractual and voluntary waivers and absorptions) than the Strong Fund. Thus, with these limited exceptions, shareholders will pay the same or lower fees as a result of the Reorganization.

      o     TAX-FREE REORGANIZATION

            The Board also considered the expectation that each Reorganization will be treated as a "reorganization" for U.S. federal income tax purposes. If you as a Strong Funds shareholder were to redeem your investment in the Strong Funds and invest the proceeds in another Fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, it is intended that for such purposes: (1) you will not recognize a taxable gain or a loss on the exchange of your Acquired Fund shares for shares of the corresponding Acquiring Fund, although you may recognize gain to the extent you receive a payment in respect of Excluded Assets; (2) you will have the same aggregate tax cost basis in your Acquiring Fund shares as you had in your Acquired Fund shares; and (3) assuming that you hold your Acquired Fund shares as a capital asset, the holding period for your Acquiring Fund shares will include the period for which you held your Acquired Fund shares. As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time. At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

      o     EXPENSES OF THE REORGANIZATION

            Funds Management and SFC share equally all the costs and expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approvals of the Proposals, so shareholders of the Strong Funds and Acquiring Funds will not bear these costs.

PERFORMANCE

            The following table shows the average annual total returns of select Classes of shares (as indicated in the table) of the Strong Funds and the Acquiring Funds for 1, 5, 10 years or since inception, as applicable, as of June 30, 2004. Performance information for the WF Asia Pacific Fund, WF Balanced Fund, WF Corporate Bond Fund, WF Discovery Fund, WF Dividend Income Fund, WF Enterprise Fund, WF Government Securities Fund, WF Growth and Income Fund, WF Growth Fund, WF Heritage Money Fund, WF High Income Fund, WF Intermediate Tax-Free Fund, WF Large Cap Growth Fund, WF Capital Growth Fund, WF Life Stage-Aggressive Portfolio, WF Life Stage-Conservative Portfolio, WF Life Stage-Moderate Portfolio, WF Mid Cap Disciplined Fund, WF Municipal Money Market Fund, WF Opportunity Fund, WF Overseas Fund, WF Short-Term Bond Fund, WF Short-Term High Yield Bond Fund, WF Short-Term Municipal Bond Fund, WF Small Cap Disciplined Fund, WF Small/Mid Cap Value Fund, WF Ultra Short-Term Income Fund, WF Ultra Short-Term Municipal Income Fund, and WF Wisconsin Tax-Free Fund is the same as for their corresponding Strong Funds because they are new Funds with no assets that will assume the financial history of their corresponding Strong Fund at the closing of the Reorganization. For more information regarding the total returns of each of the Acquiring Funds, see the "Financial Highlights" in Exhibit E to this Prospectus/Proxy Statement or your Strong Funds prospectus. Of course, past performance does not predict future results. All returns reflect the effect of fee waivers. Without these fee waivers, the average annual total returns for the Funds would have been lower. For current yield information for the Strong Funds, call 1-800-368-3863, and for the Wells Fargo Funds, call 1-800-222-8222.

----------------------------------------------------------------------------------------------------------------
                                                                                                  10-YEAR OR
 FUND/CLASS (INCEPTION DATE)                                     1-YEAR            5-YEAR       SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
STRONG DISCOVERY FUND/
WF DISCOVERY FUND (12-31-87)
----------------------------------------------------------------------------------------------------------------
      Investor Class (12-31-87)                                   29.56%            9.00%            9.65%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 STRONG ENTERPRISE FUND/
 WF ENTERPRISE FUND (9-30-98)
----------------------------------------------------------------------------------------------------------------
      Investor Class (9-30-98)                                    25.03%            3.05%           16.53%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 STRONG GROWTH 20 FUND(1) (6-30-97)
----------------------------------------------------------------------------------------------------------------
      Investor Class (6-30-97)                                    19.95%           -3.52%            6.74%
----------------------------------------------------------------------------------------------------------------
 STRONG GROWTH FUND/
 WF GROWTH FUND (12-31-93)
----------------------------------------------------------------------------------------------------------------
      Investor Class (12-31-93)                                   20.89%           -1.43%           11.72%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 STRONG LARGE CAP GROWTH FUND/
 WF LARGE CAP GROWTH FUND (12-30-81)
----------------------------------------------------------------------------------------------------------------
      Investor Class (12-30-81)                                   15.35%           -5.73%            7.82%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG ENDEAVOR FUND (4-6-01)
----------------------------------------------------------------------------------------------------------------
      Investor Class (4-6-01)                                     22.00%              --            -0.75%
----------------------------------------------------------------------------------------------------------------
STRONG LARGE COMPANY GROWTH FUND(2) /
WF CAPITAL GROWTH FUND (11-3-97)
----------------------------------------------------------------------------------------------------------------
      Investor Class (11-3-97)                                    19.73%            5.81%            9.50%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG BALANCED FUND/
WF BALANCED FUND (12-30-81)
----------------------------------------------------------------------------------------------------------------
      Investor Class (12-30-81)                                   10.19%           -1.43%            6.95%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG LARGE CAP CORE FUND (6-30-98)
----------------------------------------------------------------------------------------------------------------
      Investor Class (6-30-98)                                    16.05%           -3.01%            1.52%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                  10-YEAR OR
 FUND/CLASS (INCEPTION DATE)                                     1-YEAR            5-YEAR       SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND/
WF GROWTH AND INCOME FUND (12-29-95)
----------------------------------------------------------------------------------------------------------------
      Investor Class (12-29-95)                                   16.02%           -3.51%            9.49%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG INDEX 500 FUND (5-1-97)
----------------------------------------------------------------------------------------------------------------
      Investor Class (5-1-97)                                     18.69%           -2.64%            6.20%
----------------------------------------------------------------------------------------------------------------
WF INDEX FUND (1-31-87)
----------------------------------------------------------------------------------------------------------------
      Investor Class (3)(6)                                       18.52%           -2.52%           11.25%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND/
WF ASIA PACIFIC FUND (12-31-93)
----------------------------------------------------------------------------------------------------------------
      Investor Class (12-31-93)                                   44.62%            2.35%            1.45%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG OVERSEAS FUND/
WF OVERSEAS FUND (6-30-98)
----------------------------------------------------------------------------------------------------------------
      Investor Class(1) (6-30-98)                                 27.16%           -0.07%            3.36%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG LIFE STAGE SERIES - AGGRESSIVE PORTFOLIO/
WF LIFE STAGE - AGGRESSIVE PORTFOLIO (12-31-98)
----------------------------------------------------------------------------------------------------------------
      Investor Class(4) (12-31-98)                                16.58%            0.44%            2.73%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG LIFE STAGE SERIES - CONSERVATIVE PORTFOLIO/
WF LIFE STAGE - CONSERVATIVE PORTFOLIO (12-31-98)
----------------------------------------------------------------------------------------------------------------
      Investor Class(4) (12-31-98)                                 8.42%            2.42%            3.60%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG LIFE STAGE SERIES - MODERATE PORTFOLIO/
WF LIFE STAGE -MODERATE PORTFOLIO (12-31-98)
----------------------------------------------------------------------------------------------------------------
      Investor Class(4) (12-31-98)                                12.31%            1.71%            3.14%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG DOW 30 VALUE FUND (12-31-97)
----------------------------------------------------------------------------------------------------------------
      Investor Class (12-31-97)                                   16.62%           -0.71%            4.72%
----------------------------------------------------------------------------------------------------------------
STRONG ENERGY FUND (9-30-97)
----------------------------------------------------------------------------------------------------------------
      Investor Class (9-30-97)                                    26.91%            8.20%            4.35%
----------------------------------------------------------------------------------------------------------------
STRONG DIVIDEND INCOME FUND/
WF DIVIDEND INCOME FUND (7-1-93)
----------------------------------------------------------------------------------------------------------------
      Investor Class (1) (7-1-93)                                 15.76%            1.85%           10.38%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG MID CAP DISCIPLINED/
WF MID CAP DISCIPLINED FUND (12-31-98)
----------------------------------------------------------------------------------------------------------------
      Investor Class (2) (12-31-98)                               35.82%           14.77%           18.69%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG SMALL COMPANY VALUE FUND/
WF SMALL CAP DISCIPLINED FUND (3-28-02)
----------------------------------------------------------------------------------------------------------------
      Investor Class (3-28-02)                                    51.89%              --            27.28%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG SMALL/MID CAP VALUE FUND/
WF SMALL/MID CAP VALUE FUND (3-28-02)
----------------------------------------------------------------------------------------------------------------
      Investor Class (3-28-02)                                    41.94%              --            11.79%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                  10-YEAR OR
 FUND/CLASS (INCEPTION DATE)                                     1-YEAR            5-YEAR       SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
STRONG FLORIDA MUNICIPAL MONEY MARKET FUND (11-29-02)
----------------------------------------------------------------------------------------------------------------
      Investor Class (11-29-02)                                    0.65%              --             0.72%
----------------------------------------------------------------------------------------------------------------
STRONG TAX-FREE MONEY FUND (12-15-00)
----------------------------------------------------------------------------------------------------------------
      Investor Class (12-15-00)                                    0.86%              --             1.63%
----------------------------------------------------------------------------------------------------------------
WF NATIONAL TAX-FREE MONEY MARKET FUND
(1-1-88)
----------------------------------------------------------------------------------------------------------------
      Investor Class (3)(6)                                        0.72%            2.06%            2.63%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND/
WF HERITAGE MONEY MARKET FUND (6-29-95)
----------------------------------------------------------------------------------------------------------------
      Investor Class                                               0.73%            3.10%            4.19%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------
      Investor Class (10-22-85)                                    0.47%            2.84%            4.08%
----------------------------------------------------------------------------------------------------------------
WF MONEY MARKET FUND (10-22-85)
----------------------------------------------------------------------------------------------------------------
      Investor Class(6)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND/
WF MUNICIPAL MONEY MARKET FUND(10-23-86)
----------------------------------------------------------------------------------------------------------------
      Investor Class (10-23-86)                                    0.72%            2.28%            2.93%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM INCOME FUND/
WF ULTRA SHORT-TERM INCOME FUND (11-25-88)
----------------------------------------------------------------------------------------------------------------
      Investor Class (11-25-88)                                    1.36%            3.49%            4.79%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND/
WF ULTRA SHORT-TERM MUNICIPAL INCOME FUND (11-30-95)
----------------------------------------------------------------------------------------------------------------
      Investor Class (11-30-95)                                    0.86%            2.73%            3.57%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND/
WF CORPORATE BOND FUND (12-12-85)
----------------------------------------------------------------------------------------------------------------
      Investor Class (12-12-85)                                    0.88%            5.45%            7.73%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND/
WF GOVERNMENT SECURITIES FUND (10-29-86)
----------------------------------------------------------------------------------------------------------------
      Investor Class (10-29-86)                                   -0.58%            6.59%            7.15%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND/
WF HIGH-YIELD BOND FUND (12-28-95)
----------------------------------------------------------------------------------------------------------------
      Investor Class (12-28-95)                                   10.30%            2.44%            7.09%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM INCOME FUND (10-31-02)
----------------------------------------------------------------------------------------------------------------
      Investor Class (10-31-02)                                    1.18%            -                3.02%
----------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND/
WF SHORT-TERM BOND FUND (8-31-87)
----------------------------------------------------------------------------------------------------------------
      Investor Class (8-31-87)                                     1.40%            3.70%            5.16%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                  10-YEAR OR
 FUND/CLASS (INCEPTION DATE)                                     1-YEAR            5-YEAR       SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM HIGH YIELD BOND FUND/
WF SHORT-TERM HIGH YIELD BOND FUND (6-30-97)
----------------------------------------------------------------------------------------------------------------
      Investor Class (6-30-97)                                     4.82%            3.40%            5.21%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG INTERMEDIATE MUNICIPAL BOND FUND/
WF INTERMEDIATE TAX-FREE FUND
(7-31-01)
----------------------------------------------------------------------------------------------------------------
      Investor Class (7-31-01)                                     2.49%              --             6.76%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG MINNESOTA TAX-FREE FUND (12-26-02)
----------------------------------------------------------------------------------------------------------------
      Investor Class (12-26-02)                                    1.83%              --             5.03%
----------------------------------------------------------------------------------------------------------------
WF MINNESOTA TAX-FREE FUND (1-12-88)
----------------------------------------------------------------------------------------------------------------
      Investor Class ( 3)(6)                                       0.68%            5.01%            5.70%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (11-30-97)
----------------------------------------------------------------------------------------------------------------
      Investor Class (11-30-97)                                    2.94%            3.34%            3.80%
----------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND/
WF SHORT-TERM MUNICIPAL BOND FUND
(12-31-91)
----------------------------------------------------------------------------------------------------------------
      Investor Class (12-31-91)                                    1.76%            4.09%            4.30%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STRONG WISCONSIN TAX-FREE FUND/
WF WISCONSIN TAX-FREE FUND (4-6-01)
----------------------------------------------------------------------------------------------------------------
      Investor Class (4-6-01)                                      0.64%              --             6.15%
----------------------------------------------------------------------------------------------------------------

(1) From time to time, the Strong Growth 20 Fund's, Strong Overseas Fund's, and Strong Mid Cap Disciplined Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when a Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved.

(2) Performance for the Strong Large Company Growth Fund is based on the performance of its predecessor, the Rockhaven Premier Dividend Fund. Performance does not reflect the Rockhaven Premier Dividend Fund's maximum initial sales charge of 5.75%, which was in effect from September 17, 1999, through September 12, 2002. If it did, returns would be lower than those shown.

(3) Performance for the WF Index Fund, WF National Tax-Free Money Market Fund, and WF Minnesota Tax-Free Fund Investor Class prior to its inception reflects the performance of the Institutional Class shares, adjusted to reflect this Class's fees and expenses.

(4) Changes were made to the Strong Life Stage Series - Aggressive Portfolio, Strong Life Stage Series - Conservative Portfolio, and Strong Life Stage Series - Moderate Portfolio underlying fund line up on July 15, 2002, and February 2, 2004. The Fund's performance prior to July 15, 2002, and from July 15, 2002 to December 2003, was based on the underlying funds in which the Funds invested during those periods. If the proposals are approved, the Funds will again change their line up to invest in a number of Wells Fargo Funds and other portfolios managed by Funds Management and, therefore, the Fund's future performance would be based on the performance of that new underlying fund line up.

(5) Performance of the Strong Dividend Income Fund prior to December 8, 2001 is based on the historical performance of the Fund's Investor Class shares under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies).

(6) The Class is expected to commence operations at the closing of the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

            The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as an Acquired Fund shareholder. It is based on the Internal Revenue Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Prospectus/Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold

Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

            Neither Strong Funds nor Wells Fargo Funds has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to that discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

            QUALIFICATION OF THE REORGANIZATION AS A "REORGANIZATION" UNDER THE INTERNAL REVENUE CODE

            The obligation of Strong Funds and Wells Fargo Funds to consummate the Reorganization is conditioned upon their receipt of an opinion of Morrison & Foerster LLP generally to the effect that each Reorganization will qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code, with respect to each Acquiring Fund and its corresponding Acquired Fund, and that, for U.S. federal income tax purposes, generally:

            o Neither an Acquiring Fund nor its corresponding Acquired Fund will recognize any gain or loss as a result of the Reorganization.

            o An Acquired Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding Acquiring Fund shares in exchange for such shareholder's Acquired Fund shares pursuant to the Reorganization.

            o An Acquired Fund shareholder's aggregate tax basis in the corresponding Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Acquired Fund shares held immediately before the Reorganization.

            o An Acquired Fund shareholder's holding period for the corresponding Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Acquired Fund shares.

            o An Acquiring Fund's tax basis in an Acquired Fund's assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the Acquired Fund held such assets.

            The tax opinion described above will be based on the then-existing law, will be subject to certain assumptions and qualifications and will be based in part on the truth and accuracy of certain representations by Strong Funds and Wells Fargo Funds, including representations in certificates of Strong Funds and Wells Fargo Funds. The Wells Fargo Funds' certificate will include a representation to the effect that each Acquiring Fund will retain at least 34% of the corresponding Acquired Fund's assets and generally not dispose of these retained assets for a specified period of time determined by the historic turnover ratios of the Acquiring Fund and Acquired Fund. This limitation may cause a portfolio security of an Acquired Fund to be retained for a much longer period of time as a result of the Reorganization, and, as a consequence, detrimentally impact the performance of the corresponding Acquiring Fund.

            UTILIZATION OF LOSS CARRYFORWARDS AND UNREALIZED LOSSES

            U.S. federal income tax law permits a regulated investment company, such as an Acquired Fund or Acquiring Fund, to carry forward its net capital losses for a period of up to eight taxable years. A number of the Acquired Funds are presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. The Reorganization will cause the tax years of certain Acquired Funds to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, the Reorganization is expected to result in a limitation on the ability of certain of the Acquiring Funds to use carryforwards of the corresponding Acquired Funds, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations, imposed by Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The Section 382 limitation as to a particular Acquired Fund generally will equal the product of the net asset value of the Acquired Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at such time. As of the date of this Prospectus/Proxy Statement, the long-term tax-exempt rate is 4.64%. However, no assurance can be given as to what long-term tax exempt rate will be in effect at the time of the Reorganization. In certain instances, under Section 384 of the Internal Revenue Code, an Acquiring Fund will also be prohibited from using the corresponding Acquired Fund's loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization. While the ability of an Acquiring Fund to absorb the corresponding Acquired Fund's losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganization, it is expected that substantially all of an Acquired Fund's losses may become permanently unavailable where the limitation applies. If an Acquiring Fund is able to utilize net capital loss carryforwards or unrealized losses of the corresponding Acquired Fund, the tax benefit resulting from those losses will be shared by both the Acquired Fund and Acquiring Fund shareholders following the Reorganization. Therefore, an Acquired Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

            In general, the limitation under Section 382 will apply to loss carryforwards and unrealized losses of an Acquired Fund when its shareholders will hold less than 50% of the outstanding shares of the corresponding Acquiring Fund immediately following the Reorganization. Even if the Reorganization does not result in the limitation on the use of losses, future transactions by the Acquiring Fund may do so. No limitation will apply solely as a result of the Reorganization where only one Acquired Fund is reorganized into a newly formed Acquiring Fund. Accordingly, it is expected that the limitation will apply to any losses of the Strong Dow 30 Value Fund, Strong Endeavor Fund, Strong Energy Fund, Strong Growth 20 Fund, Strong Index 500 Fund, Strong Large Cap Core Fund, Strong Minnesota Tax-Free Fund, Strong Short Term High Yield Municipal Fund and Strong Short-Term Income Fund.

            As of October 31, 2003 and March 31, 2004, respectively, for U.S. federal income tax purposes, the Strong Minnesota Tax-Free Fund had capital loss carryforwards of approximately $24,594 and no net unrealized capital losses, the Strong Short Term High Yield Municipal Fund had capital loss carryforwards of approximately $9,934,306 and net unrealized capital losses of approximately $1,321,008 and the Strong Short-Term Income Fund had capital loss carryforwards of approximately $114,360 and no net unrealized capital losses. As of December 31, 2003 and March 31, 2004, respectively, for U.S. federal income tax purposes, the Strong Dow 30 Value Fund had capital loss carryforwards of approximately $11,055,269 and no net unrealized capital losses, the Strong Endeavor Fund had capital loss carryforwards of approximately $1,846,685 and no net unrealized capital losses, the Strong Energy Fund had capital loss carryforwards of approximately $3,612,032 and no net unrealized capital losses, the Strong Growth 20 Fund had capital loss carryforwards of approximately $387,124,344 and no net unrealized capital losses, and the Strong Large Cap Core Fund had capital loss carryforwards of approximately $1,329,240 and no net unrealized capital losses. As of December 31, 2003, the Strong Index 500 Fund had capital loss carryforwards of approximately $16,375,929 and net unrealized capital losses of approximately $11,724,763.

            The Acquired Fund shareholders will benefit from any capital loss carryforwards and unrealized capital losses of the corresponding Acquiring Fund. Although it is not expected that loss carryforwards and unrealized losses of an Acquiring Fund will be limited solely as a result of the Reorganization, an Acquiring Fund's ability to use its own capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under
Section 382 of the Internal Revenue Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward.

            STATUS AS A REGULATED INVESTMENT COMPANY

            Since its formation, each of the Acquiring Funds and each of the Acquired Funds believes it has qualified as a separate "regulated investment company" under the Internal Revenue Code. Accordingly, each of the Acquiring Funds and each of the Acquired Funds believes that it has been, and expects to continue to be, relieved of

U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.

            DISTRIBUTION OF INCOME AND GAINS

            Prior to the Reorganization, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before or after the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

            Moreover, if an Acquiring Fund has realized net investment income or net capital gains but not distributed such income or gains prior the Reorganization, and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquired Fund will, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

            TREATMENT OF EXCLUDED ASSETS AND EXCLUDED LIABILITIES

            The taxation of the Excluded Assets, recoveries on the Excluded Assets and the Excluded Liabilities is uncertain and will depend upon the claims settled. The Acquired Funds currently believe that the likelihood of a net recovery is so speculative that it has no ascertainable value and will be reported as such for U.S. federal income tax purposes. No assurances can be given that such belief will not change between the date of this Prospectus/Proxy Statement and the date of the Reorganization. Acquired Fund shareholders are urged to consult their own tax advisors regarding the taxation to them of the Excluded Assets, recoveries on the Excluded Assets and the Excluded Liabilities.

U.S. FEDERAL INCOME TAXATION OF AN INVESTMENT IN AN ACQUIRING FUND

            The following discussion summarizes the U.S. federal income taxation of an investment in an Acquiring Fund. It does not apply to certain shareholders, such as foreign or tax-exempt shareholders or those holding Acquiring Fund shares through a tax-advantaged account, such as a 401(k) Plan or an Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAIs for the Acquiring Funds for additional federal income tax information.

            An Acquiring Fund will pass on to its shareholders substantially all of the Acquiring Fund's net investment income and realized capital gains, if any. Distributions from an Acquiring Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions that come from a Tax-Free or Municipal Acquiring Fund's tax-exempt interest income generally are free from U.S. federal income tax, but may be subject to the federal AMT and state, local and other taxes. Distributions from an Acquiring Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

            An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. An Acquiring Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you are an individual Acquiring Fund shareholder, your distributions attributable to dividends received by the Acquiring Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements generally are met by you for your Acquiring Fund shares, and by the Acquiring Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

            Distributions from an Acquiring Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

            If more than 50% of an Acquiring Fund's total assets at the close of its taxable year consist of securities of non-U.S. companies, the Acquiring Fund can file an election with the Internal Revenue Service which requires you to include a pro rata portion amount of the Acquiring Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. It is expected that the WF Asia Pacific Fund and WF Overseas Fund may be eligible for the election, but we can't assure you that either Acquiring Fund will make the election for any year.

            If you actually or are deemed to acquire shares of an Acquiring Fund, including shares acquired pursuant to the Reorganization, shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you actually or are deemed to acquire Acquiring Fund shares, including shares acquired pursuant to the Reorganization, when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

            Your redemptions (including redemptions in-kind) and exchanges of Acquiring Fund shares ordinarily will result in a taxable capital gain or loss depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and your adjusted tax basis in your shares. Such capital gain or loss generally will be long-term capital gain or loss if you have held (or deemed to have held) your redeemed or exchanged Acquiring Fund shares for more than one year at the time of redemption or exchange. As discussed above, if the Reorganization qualifies as a "reorganization" for U.S. federal income tax purposes, your initial tax basis in your Acquiring Fund shares will be equal, in the aggregate, to the tax basis of the Acquired Fund shares you relinquished in the Reorganization, and your holding period will include the holding period of such Acquired Fund shares as long as you held such shares as a capital asset. In certain circumstances, losses realized on the redemption or exchange of Acquiring Fund shares may be disallowed.

            In certain circumstances, Acquiring Fund shareholders may be subject to back-up withholding taxes.

FEES AND EXPENSES OF THE REORGANIZATION

            All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be borne by Funds Management and/or SCM.

EXISTING AND PRO FORMA CAPITALIZATION

            STRONG ASIA PACIFIC FUND/ WF ASIA PACIFIC FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Asia Pacific Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Asia Pacific Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                                      NET ASSET VALUE
           FUND                            TOTAL NET ASSETS      SHARES OUTSTANDING      PER SHARE
           --------------------------------------------------------------------------------------------
           Strong Asia Pacific
           INVESTOR CLASS                    $114,535,477             12,333,553           $9.29
           PRO FORMA-WF Asia Pacific (1)
           INVESTOR CLASS                     114,535,477             12,333,553            9.29

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG ASIA PACIFIC FUND INTO THE INVESTOR CLASS SHARES OF THE WF ASIA PACIFIC FUND.

            STRONG BALANCED FUND/ WF BALANCED FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Balanced Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Balanced Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                     SHARES         NET ASSET VALUE
            FUND                             TOTAL NET ASSETS      OUTSTANDING         PER SHARE
            ----------------------------------------------------------------------------------------
            Strong Balanced
            INVESTOR CLASS                     $159,858,337          8,503,341          $18.80
            PRO FORMA-WF Balanced (1)
            INVESTOR CLASS                      159,858,337          8,503,341           18.80

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG BALANCED FUND INTO THE INVESTOR CLASS SHARES OF THE WF BALANCED FUND.

            STRONG CORPORATE BOND FUND/ WF CORPORATE BOND FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Corporate Bond Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Corporate Bond Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                     SHARES          NET ASSET VALUE
            FUND                             TOTAL NET ASSETS      OUTSTANDING          PER SHARE
            ----------------------------------------------------------------------------------------
            Strong Corporate Bond
            INVESTOR CLASS                     $475,268,362          45,721,996          $10.39
            ADVISOR CLASS                        22,370,474          22,152,755           10.39
            INSTITUTIONAL CLASS                   78,599,37           7,569,756           10.38
            PRO FORMA-WF Corporate Bond (1)
            INVESTOR CLASS                      475,268,362          45,721,996           10.39
            ADVISOR CLASS                        22,370,474          22,152,755           10.39
            SELECT CLASS                          78,599,37           7,569,756           10.38

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG CORPORATE BOND FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND SELECT CLASS SHARES OF THE WF CORPORATE BOND FUND.

      STRONG DISCOVERY FUND/ WF DISCOVERY FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Discovery Fund and
(ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Discovery Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES          NET ASSET VALUE
            FUND                                  TOTAL NET ASSETS        OUTSTANDING          PER SHARE
            -----------------------------------------------------------------------------------------------
            Strong Discovery
            INVESTOR CLASS                           $175,305,780           8,423,127          $20.81
            PRO FORMA-WF Discovery (1)
            INVESTOR CLASS                            175,305,780           8,423,127           20.81

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG DISCOVERY FUND INTO THE INVESTOR CLASS SHARES OF THE WF DISCOVERY FUND.

      STRONG DIVIDEND INCOME FUND/ STRONG ENERGY FUND/ STRONG DOW 30 FUND/WF DIVIDEND INCOME FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class and Class K shares of the Strong Dividend Income Fund, the Investor Class shares of the Strong Energy Fund and the Investor Class shares of the Strong Dow 30 Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Dividend Income Fund assuming each Reorganization has taken place, and (iii) the unaudited pro forma combined capitalization of each share class of the WF Dividend Income Fund assuming all Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES        NET ASSET VALUE
            FUND                                  TOTAL NET ASSETS        OUTSTANDING        PER SHARE
            ---------------------------------------------------------------------------------------------
            Strong Dividend Income
            INVESTOR CLASS                           $118,473,274           7,999,210          $14.81
            CLASS K                                     3,766,030             257,432           14.63
            Strong Energy
            INVESTOR CLASS                             13,280,677             998,437           13.30
            Strong Dow 30 Value
            INVESTOR CLASS                             78,251,891           6,078,147           12.87
            PRO FORMA-WF Dividend Income (1)
            INVESTOR CLASS                            118,473,274           7,999,210           14.81
            INSTITUTIONAL CLASS                         3,766,030             257,432           14.63
            PRO FORMA-WF Dividend Income (2)
            INVESTOR CLASS                             13,280,677             998,437           13.30
            PRO FORMA-WF Dividend Income (3)
            INVESTOR CLASS                             78,251,891           6,078,147           12.87
            PRO FORMA-WF Dividend Income (4)
            INVESTOR CLASS                            131,753,951           8,895,909           14.81
            INSTITUTIONAL CLASS                         3,766,030             257,432           14.63
            PRO FORMA-WF Dividend Income (5)
            INVESTOR CLASS                            196,725,165          13,282,708           14.81
            INSTITUTIONAL CLASS                         3,766,030             257,432           14.63
            PRO FORMA-WF Dividend Income (6)
            INVESTOR CLASS                             91,532,568           7,110,056           12.87
            PRO FORMA-WF Dividend Income (7)
            INVESTOR CLASS                            210,005,842          14,179,408           14.81
            INSTITUTIONAL CLASS                         3,766,030             257,432           14.63

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS K SHARES OF THE STRONG DIVIDEND INCOME FUND INTO THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG ENERGY FUND INTO THE INVESTOR CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG DOW 30 VALUE FUND INTO THE INVESTOR CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

(4) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS K SHARES OF THE STRONG DIVIDEND INCOME FUND AND THE INVESTOR CLASS SHARES OF THE STRONG ENERGY FUND INTO THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

(5) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS K SHARES OF THE STRONG DIVIDEND INCOME AND INVESTOR CLASS SHARES OF THE STRONG DOW 30 VALUE FUNDS INTO THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

(6) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG ENERGY AND STRONG DOW 30 VALUE FUNDS INTO THE INVESTOR CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

(7) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS K SHARES OF THE STRONG DIVIDEND INCOME FUND AND THE INVESTOR CLASS SHARES OF THE STRONG ENERGY AND STRONG DOW 30 VALUE FUNDS INTO THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

            STRONG ENTERPRISE FUND/ WF ENTERPRISE FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class, Institutional Class, and Class K shares of the Strong Enterprise Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Enterprise Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES        NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS      OUTSTANDING        PER SHARE
            -----------------------------------------------------------------------------------------------
            Strong Enterprise
            INVESTOR CLASS                           $268,028,226          11,689,875          $22.93
            ADVISOR CLASS                               1,744,120              75,937           22.97
            INSTITUTIONAL CLASS                         3,983,445             172,256           23.13
            CLASS K                                    14,935,127             643,435           23.21
            PRO FORMA-WF Enterprise (1)
            INVESTOR CLASS                            268,028,226          11,689,875           22.93
            ADVISOR CLASS                               1,744,120              75,937           22.97
            SELECT CLASS                                3,983,445             172,256           23.13
            INSTITUTIONAL CLASS                        14,935,127             643,435           23.21

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND CLASS K SHARES OF THE STRONG ENTERPRISE FUND INTO THE INVESTOR CLASS, ADVISOR CLASS, SELECT CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF ENTERPRISE FUND.

            STRONG FLORIDA MUNICIPAL MONEY MARKET FUND/ STRONG TAX-FREE MONEY FUND/ WF NATIONAL TAX-FREE MONEY MARKET FUND

            The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Investor Class shares of both the Strong Florida Municipal Money Market Fund and the Strong Tax-Free Money Fund, (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF National Tax-Free Money Market Fund assuming each Reorganization has taken place, and (iii) the unaudited PRO FORMA combined capitalization of the Administrator Class shares of the WF National Tax-Free Money Market Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                              SHARES      NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS       OUTSTANDING       PER SHARE
            ---------------------------------------------------------------------------------------------
            Strong Florida Municipal Money Market
            INVESTOR CLASS                           $   19,340,477           19,340,477       $1.00
            Strong Tax-Free Money
            INVESTOR CLASS                              996,737,470          996,682,464        1.00
            PRO FORMA-WF National Tax-Free Money
            Market (1)
            ADMINISTRATOR CLASS                          19,340,477           19,340,477        1.00
            PRO FORMA-WF National Tax-Free Money
            Market (2)
            ADMINISTRATOR CLASS                         996,737,470          996,682,464        1.00
            PRO FORMA-WF National Tax-Free Money
            Market (3)
            ADMINISTRATOR CLASS                       1,016,077,947        1,016,022,941        1.00

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG FLORIDA MUNICIPAL MONEY MARKET FUND INTO THE INVESTOR CLASS SHARES OF THE WF NATIONAL TAX-FREE MONEY MARKET FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG TAX-FREE MONEY FUND INTO THE ADMINISTRATOR CLASS SHARES OF THE WF NATIONAL TAX-FREE MONEY MARKET FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG FLORIDA MUNICIPAL MONEY MARKET AND STRONG TAX-FREE MONEY FUNDS INTO THE ADMINISTRATOR CLASS SHARES OF THE WF NATIONAL TAX-FREE MONEY MARKET FUND.

            STRONG GOVERNMENT SECURITIES FUND/WF GOVERNMENT SECURITIES FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class, Institutional Class, and Class C shares of the Strong Government Securities Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Government Securities Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES        NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS      OUTSTANDING        PER SHARE
            -----------------------------------------------------------------------------------------------
            Strong Government Securities
            INVESTOR CLASS                           $1,406,306,352        130,919,836         $10.74
            ADVISOR CLASS                                88,209,544          8,216,265          10.74
            INSTITUTIONAL CLASS                          94,139,121          8,770,251          10.73
            CLASS C                                       3,754,034            349,753          10.73
            Pro Forma-WF Government Securities (1)
            INVESTOR CLASS                            1,406,306,352        130,919,836          10.74
            ADVISOR CLASS                                88,209,544          8,216,265          10.74
            SELECT CLASS                                 94,139,121          8,770,251          10.73
            CLASS C                                       3,754,034            349,753          10.73

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND CLASS C SHARES OF THE STRONG GOVERNMENT SECURITIES FUND INTO THE INVESTOR CLASS, ADVISOR CLASS, SELECT CLASS AND CLASS C SHARES OF THE WF GOVERNMENT SECURITIES FUND.

            STRONG GROWTH FUND/ STRONG GROWTH 20 FUND/WF GROWTH FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class, Institutional Class, Class C and Class K shares of the Strong Growth Fund and the Investor Class and Advisor Class shares of the Strong Growth 20 Fund, and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Growth Fund assuming each Reorganization has taken place, and (iii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Growth Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES        NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS      OUTSTANDING        PER SHARE
            ---------------------------------------------------------------------------------------------
            Strong Growth
            INVESTOR CLASS                           $1,266,735,212        69,271,173          $18.29
            ADVISOR CLASS                                 7,804,959           429,555           18.17
            INSTITUTIONAL CLASS                         300,397,151        15,953,861           18.83
            CLASS C                                         429,329            23,808           18.03
            CLASS K                                      64,770,126         3,493,624           18.54
            Strong Growth 20
            INVESTOR CLASS                              152,974,567        11,254,513           13.59
            ADVISOR CLASS                                 4,549,248           333,616           13.64
            PRO FORMA-WF Growth (1)
            INVESTOR CLASS                            1,266,735,212        69,271,173           18.29
            ADVISOR CLASS                                 7,804,959           429,555           18.17
            SELECT CLASS                                300,397,151        15,953,861           18.83
            CLASS C                                         429,329            23,808           18.03
            INSTITUTIONAL CLASS                          64,770,126         3,493,624           18.54
            PRO FORMA-WF Growth (2)
            INVESTOR CLASS                              152,974,567        11,254,513           13.59
            ADVISOR CLASS                                 4,549,248           333,616           13.64

                                                                            SHARES          NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS      OUTSTANDING          PER SHARE
            -----------------------------------------------------------------------------------------------
            PRO FORMA-WF Growth (3)
            INVESTOR CLASS                            1,419,709,779        77,636,558           18.29
            ADVISOR CLASS                                12,354,207           679,928           18.17
            SELECT CLASS                                300,397,151        15,953,861           18.83
            CLASS C                                         429,329            23,808           18.03
            INSTITUTIONAL CLASS                          64,770,126         3,493,624           18.54

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, CLASS C AND CLASS K SHARES OF THE STRONG GROWTH FUND INTO THE INVESTOR CLASS, ADVISOR CLASS, SELECT CLASS, CLASS C AND INSTITUTIONAL CLASS SHARES OF THE WF GROWTH FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND ADVISOR CLASS SHARES OF THE WF GROWTH 20 FUND INTO THE INVESTOR CLASS AND ADVISOR CLASS SHARES OF THE WF GROWTH FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, CLASS C AND CLASS K SHARES OF THE STRONG GROWTH FUND AND THE INVESTOR CLASS AND ADVISOR CLASS SHARES OF THE STRONG GROWTH 20 FUND INTO THE INVESTOR CLASS, ADVISOR CLASS, SELECT CLASS, CLASS C AND INSTITUTIONAL CLASS SHARES OF THE WF GROWTH FUND.

            STRONG GROWTH AND INCOME FUND/STRONG LARGE CAP CORE FUND/WF GROWTH AND INCOME FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Large Cap Core Fund, and the Advisor Class, Institutional Class, Investor Class, and Class K shares of the Strong Growth and Income Fund, (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Growth and Income Fund assuming each Reorganization has taken place, and (iii) the unaudited PRO FORMA capitalization of each of the share classes of the WF Growth and Income Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES        NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS      OUTSTANDING        PER SHARE
            ---------------------------------------------------------------------------------------------
            Strong Growth and Income
            INVESTOR CLASS                           $  520,835,733        25,852,893          20.15
            ADVISOR CLASS                                 6,626,538           330,786          20.03
            INSTITUTIONAL CLASS                          70,125,085         3,469,682          20.21
            CLASS K                                      32,053,908         1,603 358          19.99
            Strong Large Cap Core
            INVESTOR CLASS                                3,862,494           376,007          10.27
            PRO FORMA-WF Growth and Income (1)
            INVESTOR CLASS                              520,835,733        25,852,893          20.15
            ADVISOR CLASS                                 6,626,438           330,786          20.03
            SELECT CLASS                                 70,125,085         3,469,682          20.21
            INSTITUTIONAL CLASS                          32,053,908         1,603,358          19.99
            PRO FORMA-WF Growth and Income (2)
            INVESTOR CLASS                                3,862,494           376,007          10.27
            PRO FORMA-WF Growth and Income (3)
            INVESTOR CLASS                              524,698,227        26,044,617          20.15
            ADVISOR CLASS                                 6,626,538           330,786          20.03
            SELECT CLASS                                 70,125,085         3,469,682          20.21
            INSTITUTIONAL CLASS                          32,053,908         1,603,358          19.99

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND CLASS K SHARES OF THE STRONG GROWTH AND INCOME FUND INTO THE INVESTOR CLASS, ADVISOR CLASS, SELECT CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF GROWTH AND INCOME FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG LARGE CAP CORE FUND INTO THE INVESTOR CLASS SHARES OF THE WF GROWTH AND INCOME FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND CLASS K SHARES OF THE STRONG GROWTH AND INCOME FUND AND THE INVESTOR CLASS SHARES OF THE STRONG LARGE CAP CORE FUND INTO THE INVESTOR CLASS, ADVISOR CLASS, SELECT CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF GROWTH AND INCOME FUND.

            STRONG HERITAGE MONEY FUND/ WF HERITAGE MONEY MARKET FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Heritage Money Fund and (ii) the unaudited PRO FORMA combined capitalization of the Administrator Class and Institutional Class shares of the WF Heritage Money Market Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES        NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS      OUTSTANDING        PER SHARE
            ---------------------------------------------------------------------------------------------
            Strong Heritage Money Fund
            INVESTOR CLASS                           $  514,483,544        514,483,486          $1.00
            ADVISOR CLASS                                12,160,969         12,160,968           1.00
            INSTITUTIONAL CLASS                         212,027,006        212,026,110           1.00

            PRO FORMA-WF Heritage Money
            Market Fund (1)
            ADMINISTRATOR CLASS                         526,644,513        526,644,454           1.00
            INSTITUTIONAL CLASS                         212,027,006        212,026,110           1.00

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG HERITAGE MONEY FUND INTO THE ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF HERITAGE MONEY MARKET FUND.

            STRONG HIGH-YIELD BOND FUND/ WF HIGH INCOME FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong High-Yield Bond Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF High-Yield Bond Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES        NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS      OUTSTANDING        PER SHARE
            ---------------------------------------------------------------------------------------------
            Strong High-Yield Bond
            INVESTOR CLASS                           $  335,804,513        43,691,492          $7.69
            ADVISOR CLASS                                24,860,684         3,246,372           7.66
            INSTITUTIONAL CLASS                          45,792,001         5,944,047           7.70
            PRO FORMA-WF High-Yield Bond (1)
            INVESTOR CLASS                              335,804,513        43,691,492           7.69
            ADVISOR CLASS                                24,860,684         3,246,372           7.66
            SELECT CLASS                                 45,792,001         5,944,047           7.70

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG HIGH-YIELD BOND FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND SELECT CLASS SHARES OF THE WF HIGH-YIELD BOND FUND.

            STRONG INDEX 500 FUND/ WF INDEX FUND

            The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Index 500 Fund and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Index Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES          NET ASSET VALUE
            FUND                                   TOTAL NET ASSETS       OUTSTANDING          PER SHARE
            -----------------------------------------------------------------------------------------------
            Strong Index 500 Fund
            INVESTOR CLASS                           $  181,038,746        13,732,611           $13.18

                                                                            SHARES          NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS      OUTSTANDING          PER SHARE
            -----------------------------------------------------------------------------------------------
            PRO FORMA-WF Index (1)
            INVESTOR CLASS                              181,038,746        13,732,611              13.18

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG INDEX 500 FUND INTO THE INVESTOR CLASS SHARES OF THE WF INDEX FUND.

            STRONG INTERMEDIATE MUNICIPAL BOND FUND/WF INTERMEDIATE TAX-FREE
            FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Intermediate Municipal Bond Fund and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Intermediate Tax-Free Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES        NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS      OUTSTANDING        PER SHARE
            -----------------------------------------------------------------------------------------------
            Strong Intermediate Municipal Bond
            INVESTOR CLASS                           $   40,567,059         3,774,806          $10.75

            PRO FORMA-WF Intermediate Tax-Free (1)
            INVESTOR CLASS                               40,567,059         3,774,806           10.75

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG INTERMEDIATE MUNICIPAL BOND FUND INTO THE INVESTOR CLASS SHARES OF THE WF INTERMEDIATE TAX-FREE FUND.

            STRONG LARGE CAP GROWTH FUND/ WF LARGE CAP GROWTH FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Large Cap Growth Fund and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Large Cap Growth Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES          NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS      OUTSTANDING          PER SHARE
            -----------------------------------------------------------------------------------------------
            Strong Large Cap Growth
            INVESTOR CLASS                           $  560,090,381        25,883,077            $21.64
            PRO FORMA-WF Large Cap Growth (1)
            INVESTOR CLASS                              560,090,381        25,883,077             21.64

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG LARGE CAP GROWTH FUND INTO THE INVESTOR CLASS SHARES OF THE WF LARGE CAP GROWTH FUND.

            STRONG LARGE COMPANY GROWTH FUND/ STRONG ENDEAVOR FUND/WF CAPITAL GROWTH FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class and Class K shares of the Strong Large Company Growth Fund, and the Investor Class shares of the Strong Endeavor Fund, (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Capital Growth Fund assuming each Reorganization has taken place, and (iii) the unaudited PRO FORMA combined capitalization of the WF Capital Growth Fund assuming both Reorganizations have take place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES          NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS      OUTSTANDING          PER SHARE
            -----------------------------------------------------------------------------------------------
            Strong Large Company Growth              $   69,510,634         4,854,920

                                                                            SHARES          NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS      OUTSTANDING          PER SHARE
            -----------------------------------------------------------------------------------------------
            INVESTOR CLASS                                                                       $14.32
            CLASS K                                       4,036,636           280,433             14.39
            Strong Endeavor
            INVESTOR CLASS                               25,193,041         2,581,852              9.76

            PRO FORMA-WF Capital Growth (1)
            INVESTOR CLASS                               69,510,634         4,854,920             14.32
            INSTITUTIONAL CLASS                           4,036,636           280,433             14.39

            PRO FORMA-WF Capital Growth (2)
            INVESTOR CLASS                               25,193,041         2,581,852              9.76

            PRO FORMA-WF Capital Growth (3)
            INVESTOR CLASS                               94,703,675         6,614,510             14.32
            INSTITUTIONAL CLASS                           4,036,636           280,433             14.39

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS K SHARES OF THE STRONG LARGE COMPANY GROWTH FUND INTO THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF CAPITAL GROWTH FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG ENDEAVOR FUND INTO THE INVESTOR CLASS SHARES OF THE WF CAPITAL GROWTH FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS K SHARES OF THE STRONG LARGE COMPANY GROWTH FUND AND THE INVESTOR CLASS SHARES OF THE STRONG ENDEAVOR FUND INTO THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF CAPITAL GROWTH FUND.

            STRONG LIFE STAGE SERIES - AGGRESSIVE PORTFOLIO/ WF LIFE STAGE - AGGRESSIVE PORTFOLIO

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Life Stage Series - Aggressive Portfolio and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Life Stage - Aggressive Portfolio assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES          NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS      OUTSTANDING          PER SHARE
            -----------------------------------------------------------------------------------------------
            Strong Life Stage Series - Aggressive
            INVESTOR CLASS                           $   35,716,872         3,654,577              $9.77
            PRO FORMA-WF Life Stage -
            Aggressive (1)
            INVESTOR CLASS                               35,716,872         3,654,577               9.77

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG LIFE STAGE SERIES - AGGRESSIVE PORTFOLIO INTO THE INVESTOR CLASS SHARES OF THE WF AGGRESSIVE PORTFOLIO.

            STRONG LIFE STAGE SERIES - CONSERVATIVE PORTFOLIO/ WF LIFE STAGE - CONSERVATIVE PORTFOLIO

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Life Stage Series - Conservative Portfolio and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Life Stage - Conservative Portfolio assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                              SHARES          NET ASSET VALUE
            FUND                                       TOTAL NET ASSETS     OUTSTANDING          PER SHARE
            -------------------------------------------------------------------------------------------------
            Strong Life Stage Series - Conservative
            INVESTOR CLASS                                $33,122,540         3,452,464              $9.59
            PRO FORMA-WF Life Stage - Conservative (1)
            INVESTOR CLASS                                 33,122,540         3,452,464               9.59

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG LIFE STAGE SERIES - CONSERVATIVE PORTFOLIO INTO THE INVESTOR CLASS SHARES OF THE WF LIFE STAGE - CONSERVATIVE PORTFOLIO.

            STRONG LIFE STAGE SERIES - MODERATE PORTFOLIO/ WF LIFE STAGE - MODERATE PORTFOLIO

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Life Stage Series - Moderate Portfolio and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Life Stage - Moderate Portfolio assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                              SHARES        NET ASSET VALUE
            FUND                                     TOTAL NET ASSETS       OUTSTANDING        PER SHARE
            -----------------------------------------------------------------------------------------------
            Strong Life Stage Series - Moderate
            INVESTOR CLASS                              $68,147,362           6,924,319          $ 9.84
            PRO FORMA-WF Life Stage - Moderate (1)
            INVESTOR CLASS                               68,147,362           6,924,319            9.84

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG LIFE STAGE SERIES - MODERATE PORTFOLIO INTO THE INVESTOR CLASS SHARES OF THE WF LIFE STAGE - MODERATE PORTFOLIO.

            STRONG MID CAP DISCIPLINED FUND/ WF MID CAP DISCIPLINED FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Mid Cap Disciplined Fund and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Mid Cap Disciplined Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                              SHARES        NET ASSET VALUE
            FUND                                     TOTAL NET ASSETS       OUTSTANDING        PER SHARE
            -------------------------------------------------------------------------------------------------
            Strong Mid Cap Disciplined
            INVESTOR CLASS                           $  519,328,210          24,581,096          $21.13
            PRO FORMA-WF Mid Cap Disciplined (1)
            INVESTOR CLASS                              519,328,210          24,581,096           21.13

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG MID CAP DISCIPLINED FUND INTO THE INVESTOR CLASS SHARES OF THE WF MID CAP DISCIPLINED FUND.

            STRONG MINNESOTA TAX-FREE FUND/ WF MINNESOTA TAX-FREE FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class and Class C shares of the Strong Minnesota Tax-Free Fund and (ii) the unaudited PRO FORMA combined capitalization of Class Z and Class C shares of the WF Minnesota Tax-Free Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                              SHARES        NET ASSET VALUE
            FUND                                     TOTAL NET ASSETS       OUTSTANDING        PER SHARE
            -----------------------------------------------------------------------------------------------
            Strong Minnesota Tax-Free
            INVESTOR CLASS                           $    3,934,230             386,879          $10.17
            CLASS C                                         504,488              49,607           10.17
            PRO FORMA-WF Minnesota Tax-Free (1)
            CLASS Z                                       3,934,230             386,879           10.17
            CLASS C                                         504,488              49,607           10.17

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS C SHARES OF THE STRONG MINNESOTA TAX-FREE FUND INTO THE CLASS Z AND CLASS C SHARES OF THE WF MINNESOTA TAX-FREE FUND.

            STRONG MONEY MARKET FUND/ WF MONEY MARKET FUND

            The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Money Market Fund and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Money Market Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                               SHARES        NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS         OUTSTANDING        PER SHARE
            ------------------------------------------------------------------------------------------------
            Strong Money Market
            INVESTOR CLASS                           $1,248,421,236          1,248,421,249       $ 1.00
            PRO FORMA-WF Money Market (1)
            INVESTOR CLASS                            1,248,421,236          1,248,421,249         1.00

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG MONEY MARKET FUND INTO THE INVESTOR CLASS SHARES OF THE WF MONEY MARKET FUND.

            STRONG MUNICIPAL MONEY MARKET FUND/ WF MUNICIPAL MONEY MARKET FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Municipal Money Market Fund and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Municipal Money Market Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                                SHARES       NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS          OUTSTANDING       PER SHARE
            -------------------------------------------------------------------------------------------------
            Strong Municipal Money Market
            INVESTOR CLASS                           $1,022,859,747          1,022,859,933       $ 1.00

            PRO FORMA-WF Municipal Money Market (1)
            INVESTOR CLASS                            1,022,859,747          1,022,859,933         1.00

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG MUNICIPAL MONEY MARKET FUND INTO THE INVESTOR CLASS SHARES OF THE WF MUNICIPAL MONEY MARKET FUND.

            STRONG OPPORTUNITY FUND/ WF OPPORTUNITY FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Class K shares of the Strong Opportunity Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Opportunity Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                               SHARES       NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS        OUTSTANDING        PER SHARE
            ------------------------------------------------------------------------------------------------
            Strong Opportunity
            INVESTOR CLASS                           $2,524,195,304          59,175,756          $42.66
            ADVISOR CLASS                               137,185,574           3,261,233           42.07
            CLASS K                                       1,563,072              36,489           42.84
            PRO FORMA-WF Opportunity (1)
            INVESTOR CLASS                            2,524,195,304          59,175,756           42.66
            ADVISOR CLASS                               137,185,574           3,261,233           42.07
            INSTITUTIONAL CLASS                           1,563,072              36,489           42.84

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND CLASS K SHARES OF THE STRONG OPPORTUNITY FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF OPPORTUNITY FUND.

            STRONG OVERSEAS FUND/ WF OVERSEAS FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class and Institutional Class shares of the Strong Overseas Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Overseas Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                               SHARES        NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS         OUTSTANDING        PER SHARE
            ------------------------------------------------------------------------------------------------
            Strong Overseas
            INVESTOR CLASS                           $  115,203,833           9,671,908           11.91
            INSTITUTIONAL CLASS                             168,325              14,089           11.95
            PRO FORMA-WF Overseas (1)
            INVESTOR CLASS                              115,203,833           9,671,908           11.91
            SELECT CLASS                                    168,325              14,089           11.95

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG OVERSEAS FUND INTO THE INVESTOR CLASS AND SELECT CLASS SHARES OF THE WF OVERSEAS FUND.

            STRONG SHORT-TERM BOND FUND/ STRONG SHORT-TERM INCOME FUND/WF SHORT-TERM BOND FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Short-Term Bond Fund and Investor Class shares of the Strong Short-Term Income Fund, (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Short-Term Bond Fund assuming each Reorganization has taken place, and (iii) the unaudited PRO forma capitalization of the WF Short-Term Bond Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                               SHARES       NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS         OUTSTANDING       PER SHARE
            ------------------------------------------------------------------------------------------------
            Strong Short-Term Bond
            INVESTOR CLASS                           $  578,771,335          65,831,332          $ 8.79
            ADVISOR CLASS                                11,029,363           1,254,356            8.79
            INSTITUTIONAL CLASS                          59,443,953           6,754,868            8.80
            Strong Short-Term Income
            INVESTOR CLASS                               52,573,950           5,249,506           10.02
            PRO FORMA-WF Short-Term Bond (1)
            INVESTOR CLASS                              578,771,335          65,831,332            8.79
            ADVISOR CLASS                                11,029,363           1,254,356            8.79
            SELECT CLASS                                 59,443,953           6,754,868            8.80
            PRO FORMA-WF Short-Term Bond (2)
            INVESTOR CLASS                               52,573,950           5,249,506           10.02
            PRO FORMA-WF Short-Term Bond (3)
            INVESTOR CLASS                              631,345,285          71,811,264            8.79
            ADVISOR CLASS                                11,029,363           1,254,356            8.79
            SELECT CLASS                                 59,443,953           6,754,868            8.80

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG SHORT-TERM BOND FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND SELECT CLASS SHARES OF THE WF SHORT-TERM BOND FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF STRONG SHORT-TERM INCOME FUND INTO THE INVESTOR CLASS SHARES OF THE WF SHORT-TERM BOND FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF STRONG SHORT-TERM BOND FUND AND THE INVESTOR CLASS SHARES OF THE STRONG SHORT-TERM INCOME FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND SELECT CLASS SHARES OF THE WF SHORT-TERM BOND FUND.

            STRONG SHORT-TERM HIGH YIELD BOND FUND/ WF SHORT-TERM HIGH YIELD BOND FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class and Advisor Class shares of the Strong Short-Term High-Yield Bond Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Short-Term High Yield Bond Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                              SHARES         NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS        OUTSTANDING         PER SHARE
            -------------------------------------------------------------------------------------------------
            Strong Short-Term High Yield Bond
            INVESTOR CLASS                           $  188,638,040          21,759,825          $ 8.67
            ADVISOR CLASS                                64,416,177           7,431,168            8.67

            PRO FORMA-WF Short-Term High
            Yield Bond (1)
            INVESTOR CLASS                              188,638,040          21,759,825            8.67
            ADVISOR CLASS                                64,416,177           7,431,168            8.67

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND ADVISOR CLASS SHARES OF THE STRONG SHORT-TERM HIGH YIELD BOND FUND INTO THE INVESTOR CLASS AND ADVISOR CLASS SHARES OF THE WF SHORT-TERM HIGH YIELD BOND FUND.

            STRONG SHORT-TERM MUNICIPAL BOND FUND/ STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND/ WF SHORT-TERM MUNICIPAL BOND FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class and Class C shares of the Strong Short-Term Municipal Bond Fund and the Investor Class shares of the Strong Short-Term High Yield Municipal Fund, (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Short-Term Municipal Bond Fund assuming each Reorganization has taken place, and (iii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Short-Term Municipal Bond Fund assuming both of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                                  SHARES         NET ASSET VALUE
            FUND                                        TOTAL NET ASSETS        OUTSTANDING         PER SHARE
            -----------------------------------------------------------------------------------------------------
            Strong Short-Term Municipal Bond
            INVESTOR CLASS                               $  497,361,555          50,865,208            9.78
            CLASS C                                           3,978,602             407,235            9.77
            Strong Short-Term High Yield Municipal
            INVESTOR CLASS                                  151,489,027          16,179,705            9.36
            PRO FORMA-WF Short-Term Municipal Bond (1)
            INVESTOR CLASS                                  497,361,555          50,865,208            9.78
            CLASS C                                           3,978,602             407,235            9.77

            PRO FORMA-WF Short-Term Municipal Bond (2)
            INVESTOR CLASS                                  151,489,027          16,179,705            9.36
            PRO FORMA-WF Short-Term Municipal Bond (3)
            INVESTOR CLASS                                  648,850,582          66,354,884            9.78
            CLASS C                                           3,978,602             407,235            9.77

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS C SHARES OF THE STRONG SHORT-TERM MUNICIPAL BOND FUND INTO THE INVESTOR CLASS AND CLASS C SHARES OF THE WF SHORT-TERM MUNICIPAL BOND FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND INTO THE INVESTOR CLASS SHARES OF THE WF SHORT-TERM MUNICIPAL BOND FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS C SHARES OF THE STRONG SHORT-TERM MUNICIPAL BOND FUND AND THE INVESTOR CLASS SHARES OF THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND INTO THE INVESTOR CLASS AND CLASS C SHARES OF THE WF SHORT-TERM MUNICIPAL BOND FUND.

            STRONG SMALL/MID CAP VALUE FUND/ WF SMALL/MID CAP VALUE FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Small/Mid Cap Value Fund and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Small/Mid Cap Value Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                                SHARES      NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS          OUTSTANDING      PER SHARE
            ------------------------------------------------------------------------------------------------
            Strong Small/Mid Cap Value
            INVESTOR CLASS                           $   12,266,338             953,953          $12.86

            PRO FORMA-WF Small/Mid Cap Value(1)
            INVESTOR CLASS                               12,266,338             953,953           12.86

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG SMALL/MID CAP VALUE FUND INTO THE INVESTOR CLASS SHARES OF THE WF SMALL/MID CAP VALUE FUND.

            STRONG SMALL COMPANY VALUE FUND/ WF SMALL CAP DISCIPLINED FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Small Company Value Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Small Cap Disciplined Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                                SHARES       NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS         OUTSTANDING        PER SHARE
            --------------------------------------------------------------------------------------------------
            Strong Small Company Value
            INVESTOR CLASS                           $  111,674,421           7,020,114          $15.91

            PRO FORMA-WF Small Cap Disciplined(1)
            INVESTOR CLASS                              111,674,421           7,020,114           15.91

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG SMALL COMPANY VALUE FUND INTO THE INVESTOR CLASS SHARES OF THE WF SMALL CAP DISCIPLINED FUND.

            STRONG ULTRA SHORT-TERM INCOME FUND/ WF ULTRA SHORT-TERM INCOME FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Ultra Short-Term Income Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Ultra Short-Term Income Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                               SHARES        NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS         OUTSTANDING        PER SHARE
            -------------------------------------------------------------------------------------------------
            Strong Ultra Short-Term Income
            INVESTOR CLASS                           $1,505,504,251          162,213,314         $ 9.28
            ADVISOR CLASS                                97,615,305           10,522,346           9.28
            INSTITUTIONAL CLASS                          94,875,976           10,228,600           9.28

            PRO FORMA-WF Ultra Short-Term Income(1)
            INVESTOR CLASS                            1,505,504,251          162,213,314           9.28
            ADVISOR CLASS                                97,615,305           10,522,346           9.28
            SELECT CLASS                                 94,875,976           10,228,600           9.28

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG ULTRA SHORT-TERM INCOME FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND SELECT CLASS SHARES OF THE WF ULTRA SHORT-TERM INCOME FUND.

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND/WF ULTRA SHORT-TERM MUNICIPAL INCOME FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Ultra Short-Term Municipal Income Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Ultra Short-Term Municipal Income Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                              SHARES         NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS        OUTSTANDING         PER SHARE
            -------------------------------------------------------------------------------------------------
            Strong Ultra Short-Term Municipal
            Income
            INVESTOR CLASS                           $  980,406,471          202,600,0700        $ 4.84
            ADVISOR CLASS                                48,885,458           10,101,5455          4.84
            INSTITUTIONAL CLASS                         340,344,877           70,351,3744          4.84
            PRO FORMA-WF Ultra Short-Term
            Municipal Income(1)
            INVESTOR CLASS                              980,406,471          202,600,0700          4.84
            ADVISOR CLASS                                48,885,458           10,101,5455          4.84
            SELECT CLASS                                340,344,877           70,351,3744          4.84

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND SELECT CLASS SHARES OF THE WF ULTRA SHORT-TERM MUNICIPAL INCOME FUND.

            STRONG WISCONSIN TAX-FREE FUND/ WF WISCONSIN TAX-FREE FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class and Class C shares of the Strong Wisconsin Tax-Free Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Wisconsin Tax-Free Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                              SHARES         NET ASSET VALUE
            FUND                                    TOTAL NET ASSETS        OUTSTANDING         PER SHARE
            ------------------------------------------------------------------------------------------------
            Strong Wisconsin Tax-Free
            INVESTOR CLASS                           $   51,803,831           4,911,825          $10.55
            CLASS C                                       2,439,948             231,347           10.55
            PRO FORMA-WF Wisconsin Tax-Free(1)
            INVESTOR CLASS                               51,803,831           4,911,825           10.55
            CLASS C                                       2,439,948             231,347           10.55

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS C SHARES OF THE STRONG WISCONSIN TAX-FREE FUND INTO THE INVESTOR CLASS AND CLASS C SHARES OF THE WF WISCONSIN TAX-FREE FUND

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE AGREEMENT AND PLAN OF REORGANIZATION.

                                   PROPOSAL 2:
                    APPROVAL OF AN INTERIM ADVISORY AGREEMENT

SUMMARY

            At the closing of the Transaction, which is expected to occur on or about [DECEMBER 31, 2004], the existing investment advisory agreement between the Strong Funds and SCM ("Strong Advisory Agreement") will terminate. On August 13, 2004, the Board unanimously voted to approve an interim investment advisory agreement between the Strong Funds and Funds Management ("Interim Agreement"), a form of which is included in this Prospectus/Proxy Statement as Exhibit G, which, if approved by shareholders, would become effective at the closing of the Transaction and continue through the closing of the Reorganization ("Interim Period"). On September __, 2004, the Board approved certain compliance policies and procedures of Funds Management.

TERMS OF THE TERMINATING STRONG ADVISORY AGREEMENT AND THE INTERIM AGREEMENT

            Under the Strong Advisory Agreement, SCM is responsible for investment decisions and supplies investment research and portfolio management. SCM is authorized to delegate its investment advisory duties to a sub-adviser in accordance with a written agreement. In that situation, SCM continues to have responsibility for all investment advisory services furnished by the sub-adviser under the sub-advisory agreement. At its expense, SCM provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. Under the Strong Advisory Agreement, SCM is responsible for placing all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense. Except for expenses assumed by SCM or an affiliate, the Fund is responsible for all its expenses, including, without limitation, interest charges, taxes, insurance, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; fees for Directors and officers who are not "interested persons" of SCM, if any; and extraordinary expenses. The Strong Advisory Agreement has an initial term of two years and, thereafter, is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Strong Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Strong Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board, by vote of a majority of the Fund's outstanding voting securities, or by SCM, and will terminate automatically in the event of its assignment.

            The following table sets forth the dates of the Strong Advisory Agreement, the date on which the Strong Advisory Agreement was last submitted to shareholder vote, and the advisory fee under the Strong Advisory Agreement.

-------------------------------------------------------------------------------------------------------------------------
                                                            DATE OF          DATE LAST APPROVED BY
                                                        STRONG ADVISORY           SHAREHOLDERS            ADVISORY
          CORPORATION/STRONG FUND                          AGREEMENT                                         FEE
-------------------------------------------------------------------------------------------------------------------------
Strong Advantage Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Ultra Short-Term Income Fund                July 23, 2001            July 20, 2001             0.30% (1)
-------------------------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
       Strong Asia Pacific Fund                          July 23, 2001            July 20, 2001             0.75% (2)
-------------------------------------------------------------------------------------------------------------------------
Strong Balanced Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Balanced Fund                               July 23, 2001            July 20, 2001             0.60% (3)
-------------------------------------------------------------------------------------------------------------------------
Strong Conservative Equity Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Dividend Income Fund                        December 8, 2001         December 7, 2001          0.70% (4)
-------------------------------------------------------------------------------------------------------------------------
      Strong Energy Fund                                 July 23, 2001            July 20, 2001             0.75% (2)
-------------------------------------------------------------------------------------------------------------------------
      Strong Growth and Income Fund                      July 23, 2001            July 20, 2001             0.55%
-------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Corporate Bond Fund                         July 23, 2001            July 20, 2001            0.375% (5)
-------------------------------------------------------------------------------------------------------------------------
Strong Discovery Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Discovery Fund                              February 23, 2000        July 20, 2001             0.75%
-------------------------------------------------------------------------------------------------------------------------
Strong Equity Funds II, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Small/Mid Cap Value Fund                    March 28, 2002           March 28, 2002            0.75% (2)
-------------------------------------------------------------------------------------------------------------------------
      Strong Small Company Value Fund                    March 28, 2002           March 28, 2002            0.75% (2)
-------------------------------------------------------------------------------------------------------------------------
Strong Equity Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Dow 30 Value Fund                           July 23, 2001            July 20, 2001             0.55%
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                            DATE OF          DATE LAST APPROVED BY
                                                        STRONG ADVISORY           SHAREHOLDERS            ADVISORY
          CORPORATION/STRONG FUND                          AGREEMENT                                         FEE
-------------------------------------------------------------------------------------------------------------------------
      Strong Enterprise Fund                             July 23, 2001            July 20, 2001             0.75% (2)
-------------------------------------------------------------------------------------------------------------------------
      Strong Growth Fund                                 July 23, 2001            July 20, 2001             0.75% (2)
-------------------------------------------------------------------------------------------------------------------------
      Strong Growth 20 Fund                              July 23, 2001            July 20, 2001             0.75% (2)
-------------------------------------------------------------------------------------------------------------------------
      Strong Large Cap Core Fund                         July 23, 2001            July 20, 2001             0.75% (2)
-------------------------------------------------------------------------------------------------------------------------
      Strong Large Company Growth Fund                   September 12, 2002       August 30, 2002           0.75% (2)
-------------------------------------------------------------------------------------------------------------------------
      Strong Mid Cap Disciplined Fund                    July 23, 2001            July 20, 2001             0.75% (2)
-------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Government Securities Fund                  July 23, 2001            July 20, 2001             0.35% (6)
-------------------------------------------------------------------------------------------------------------------------
Strong Heritage Reserve Series, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Heritage Money Fund                         July 23, 2001            July 20, 2001             0.15%
-------------------------------------------------------------------------------------------------------------------------
Strong Income Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong High-Yield Bond Fund                        July 23, 2001            July 20, 2001            0.375% (5)
-------------------------------------------------------------------------------------------------------------------------
      Strong Short-Term Income Fund                      October 31, 2002         October 31, 2002         0.375% (5)
-------------------------------------------------------------------------------------------------------------------------
      Strong Short-Term High Yield Bond Fund             July 23, 2001            July 20, 2001            0.375% (5)
-------------------------------------------------------------------------------------------------------------------------
Strong Income Trust
-------------------------------------------------------------------------------------------------------------------------
      Strong Florida Municipal Money Market Fund         November 25, 2002        November 29, 2002         0.15%
-------------------------------------------------------------------------------------------------------------------------
Strong International Equity Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Overseas Fund                               July 23, 2001            July 20, 2001             0.75% (2)
-------------------------------------------------------------------------------------------------------------------------
Strong Large Cap Growth Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Large Cap Growth Fund                       July 23, 2001            July 20, 2001             0.60% (3
-------------------------------------------------------------------------------------------------------------------------
Strong Money Market Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Money Market Fund                           July 23, 2001            July 20, 2001             0.15%
-------------------------------------------------------------------------------------------------------------------------
Strong Municipal Income Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Intermediate Municipal Bond Fund            July 31, 2001            July 31, 2001             0.37% (7)
-------------------------------------------------------------------------------------------------------------------------
      Strong Minnesota Tax-Free Fund                     December 26, 2002        December 26, 2002         0.37% (7)
-------------------------------------------------------------------------------------------------------------------------
      Strong Municipal Money Market Fund                 July 23, 2001            July 20, 2001             0.15%
-------------------------------------------------------------------------------------------------------------------------
      Strong Short-Term High Yield Municipal Fund        July 23, 2001            July 20, 2001             0.35% (6)
-------------------------------------------------------------------------------------------------------------------------
      Strong Tax-Free Money Fund                         July 23, 2001            July 20, 2001             0.15%
-------------------------------------------------------------------------------------------------------------------------
      Strong Ultra Short-Term Municipal Income Fund      July 23, 2001            July 20, 2001             0.30% (1)
-------------------------------------------------------------------------------------------------------------------------
      Strong Wisconsin Tax-Free Fund                     April 6, 2001            April 6, 2001             0.37% (7)
-------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Endeavor Fund                               April 6, 2001            April 6, 2001             0.75% (2)
-------------------------------------------------------------------------------------------------------------------------
      Strong Opportunity Fund                            July 23, 2001            July 20, 2001             0.75% (2)
-------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Short-Term Bond Fund                        July 23, 2001            July 20, 2001             0.375%(5)
-------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Strong Short-Term Municipal Bond Fund              July 23, 2001            July 20, 2001             0.25% (8)
-------------------------------------------------------------------------------------------------------------------------

(1) 0.30% on assets under $4 billion; 0.275% for the next $2 billion in assets; and 0.25% for assets $6 billion and above.

(2) 0.75% on assets under $4 billion; 0.725% for the next $2 billion in assets; and 0.70% for assets $6 billion and above.

(3) 0.60% on the first $35 million in assets and 0.55% on all assets thereafter.

(4) 0.70% on assets under $4 billion; 0.65% for the next $2 billion in assets; and 0.65% for assets $6 billion and above. If Reaves (as defined below) does not meet certain performance criteria set forth in the Reaves Sub-advisory Agreement (as defined below), the advisory fee paid by the Fund to SCM is reduced by an amount equal to the difference between the fee SCM would have paid Reaves had the performance criteria been met and the actual sub-advisory fee paid to Reaves by SCM.

(5) 0.375% on assets under $4 billion; 0.35% for the next $2 billion in assets; and 0.325% for assets $6 billion and above.

(6) 0.35% on assets under $4 billion; 0.325% for the next $2 billion in assets; and 0.30% for assets $6 billion and above.

(7) 0.37% on assets under $4 billion; 0.345% for the next $2 billion in assets; and 0.32% for assets $6 billion and above.

(8) 0.25% on assets under $4 billion; 0.225% for the next $2 billion in assets; and 0.20% for assets $6 billion and above.

            We are required to explain why the existing agreements were last submitted to a shareholder vote, even though these agreements are terminating. For each Strong Fund for which an investment advisory agreement was last approved by shareholders on July 20, 2001, the Board had approved changes to the previous agreement related to fee structures, expense reimbursement policies, and administrative services. For some Strong Funds, the revised agreement introduced breakpoints (asset levels) at which management fees decreased as a percentage of the Fund's net assets. For Strong Funds that previously had a combined investment advisory and administration agreement and fee, the agreements and fees were separated and the administration fee was increased. For Strong Funds with a 2% cap on fund expenses as a result of a state law that no longer applied to the Funds, the cap was removed from the agreement. For the Strong Dividend Income Fund, shareholders approved an increase in the advisory fee and a provision that would reduce the advisory fee if the sub-advisory fee paid by SCM to Reaves were decreased as described above. For the Strong Large Company Growth Fund, shareholders approved a change in the investment adviser from Rockhaven Asset Management, LLC to SCM. For each other Strong Fund, shareholders approved the initial investment advisory agreement at the launch of the Fund.

            The Board last approved the Strong Advisory Agreement on April 30, 2004. As part of its approval of the Strong Advisory Agreement, the Board requested, and SCM agreed, that the aggregate fees and expenses payable by the Strong Family of Funds to SCM and its affiliates would be reduced by approximately $6.4 million per year after giving effect to then-current waivers and reimbursements.

            The Strong Funds paid the following fees to SCM or an affiliate during the last fiscal year:

---------------------------------------------------------------------------------------------------------------------------------

       CORPORATION/STRONG FUND                                 ADVISORY           ADMINISTRATION      TRANSFER AGENT       12B-1
---------------------------------------------------------------------------------------------------------------------------------
Strong Advantage Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Ultra Short-Term Income Fund                     $7,310,233             $7,323,135         $4,530,382        $4,898
---------------------------------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
       Strong Asia Pacific Fund                                  373,820                161,529            313,090            --
---------------------------------------------------------------------------------------------------------------------------------
Strong Balanced Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Balanced Fund                                     1,200,958                650,632            867,038            --
---------------------------------------------------------------------------------------------------------------------------------
Strong Conservative Equity Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Dividend Income Fund                                884,619                445,593            667,965            --
---------------------------------------------------------------------------------------------------------------------------------
      Strong Energy Fund                                          95,210                 32,017             91,638            --
---------------------------------------------------------------------------------------------------------------------------------
      Strong Growth and Income Fund                            4,153,648              2,017,767          3,557,620         1,077
---------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Corporate Bond Fund                               2,668,413              1,832,789          2,456,237         2,150
---------------------------------------------------------------------------------------------------------------------------------
Strong Discovery Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Discovery Fund                                    1,126,171                375,422            625,817            --
---------------------------------------------------------------------------------------------------------------------------------
Strong Equity Funds II, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Small/Mid Cap Value Fund                             25,425                      0             10,256             0
---------------------------------------------------------------------------------------------------------------------------------
      Strong Small Company Value Fund                            123,814                 52,229             62,969        15,708
---------------------------------------------------------------------------------------------------------------------------------
Strong Equity Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Dow 30 Value Fund                                   471,262                256,711            394,362            --
---------------------------------------------------------------------------------------------------------------------------------
      Strong Enterprise Fund                                   1,952,745                463,548          2,209,428           118
---------------------------------------------------------------------------------------------------------------------------------
      Strong Growth Fund                                      12,665,137              4,192,655          6,858,484         2,521
---------------------------------------------------------------------------------------------------------------------------------
      Strong Growth 20 Fund                                   12,994,898                753,495          1,787,183            63
---------------------------------------------------------------------------------------------------------------------------------
      Strong Large Cap Core Fund                                  17,401                      0             28,738            --
---------------------------------------------------------------------------------------------------------------------------------
      Strong Large Company Growth Fund                           289,051                131,466             80,771        26,774
---------------------------------------------------------------------------------------------------------------------------------
      Strong Mid Cap Disciplined Fund                          1,908,727                760,908            928,037            --
---------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Government Securities Fund                        8,850,823              6,798,782          7,474,377        14,231
---------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Reserve Series, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Heritage Money Fund                               2,387,064              1,332,545            642,650             0
---------------------------------------------------------------------------------------------------------------------------------
Strong Income Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

       CORPORATION/STRONG FUND                                 ADVISORY           ADMINISTRATION      TRANSFER AGENT      12B-1
---------------------------------------------------------------------------------------------------------------------------------
      Strong High-Yield Bond Fund                              1,959,660              1,357,196          1,400,245         1,843
---------------------------------------------------------------------------------------------------------------------------------
      Strong Short-Term Income Fund                               67,775                      0                  0             0
---------------------------------------------------------------------------------------------------------------------------------
      Strong Short-Term High Yield Bond Fund                   1,081,342                807,402            790,700         2,287
---------------------------------------------------------------------------------------------------------------------------------
Strong Income Trust
---------------------------------------------------------------------------------------------------------------------------------
      Strong Florida Municipal Money Market Fund                  19,328                 36,935              4,494            --
---------------------------------------------------------------------------------------------------------------------------------
Strong International Equity Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Overseas Fund                                       981,473                      0            811,887            --
---------------------------------------------------------------------------------------------------------------------------------
Strong Large Cap Growth Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Large Cap Growth Fund                             3,503,970              1,906,405          2,492,799            --
---------------------------------------------------------------------------------------------------------------------------------
Strong Money Market Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Money Market Fund                                 2,747,177              1,150,288          7,560,965            --
---------------------------------------------------------------------------------------------------------------------------------
Strong Municipal Income Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Intermediate Municipal Bond Fund                     74,618                 13,094             43,105             0
---------------------------------------------------------------------------------------------------------------------------------
      Strong Minnesota Tax-Free Fund                                   0                      0                  0         2,156
---------------------------------------------------------------------------------------------------------------------------------
      Strong Municipal Money Market Fund                       2,975,991              6,893,834          1,059,119            --
---------------------------------------------------------------------------------------------------------------------------------
      Strong Short-Term High Yield Municipal Fund                492,222                393,778             74,010            --
---------------------------------------------------------------------------------------------------------------------------------
      Strong Tax-Free Money Fund                               1,454,549                882,024            238,694            --
---------------------------------------------------------------------------------------------------------------------------------
      Strong Ultra Short-Term Municipal Income Fund            5,588,564              4,753,758            760,108         6,064
---------------------------------------------------------------------------------------------------------------------------------
      Strong Wisconsin Tax-Free Fund                              69,869                  3,612             65,106         9,739
---------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Endeavor Fund                                        20,435                  1,661             27,484             0
---------------------------------------------------------------------------------------------------------------------------------
      Strong Opportunity Fund                                 20,914,722              8,369,699          9,484,310        11,069
---------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Short-Term Bond Fund                              3,318,671              2,318,626          2,176,157           771
---------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Municipal Bond Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
      Strong Short-Term Municipal Bond Fund                    1,552,322              1,742,417            380,590         8,486
---------------------------------------------------------------------------------------------------------------------------------
                      Aggregate Total for all Funds:        $106,322,107            $58,211,952        $60,956,815      $109,955
---------------------------------------------------------------------------------------------------------------------------------

            If the Proposals are approved by shareholders, it is expected that the Strong Funds will transition from most of their other current service providers to the Wells Fargo Funds' service providers during the first quarter of 2005.

            The terms of the Strong Advisory Agreement and those of the Interim Agreement are materially similar, except for the date of the agreement and the name of the investment adviser. APPROVAL OF THE INTERIM AGREEMENT WILL NOT RESULT IN AN INCREASE IN THE ADVISORY FEE CHARGED TO ANY STRONG FUND DURING THE INTERIM PERIOD. If the Interim Agreement is approved, Funds Management will be entitled to receive the same fee rates that SCM would have been entitled to receive under the Strong Advisory Agreement. However, the advisory fee paid by the Strong Dividend Income Fund will no longer be potentially reduced when no performance fee is earned by the Fund's sub-adviser under the circumstances described under "Proposal 3."

            Funds Management is located at 525 Market Street, 12th Floor, San Francisco, CA 94105. The owners and principal executive officers of Funds Management are listed below. Unless otherwise indicated, the address for each is 525 Market Street, 12th Floor, San Francisco, CA 94105. Currently, no officers or Directors of the Strong Funds are officers, directors, employees, shareholders, or general partners of Funds Management. No officers or Directors of the Strong Funds have any material interest in Funds Management, or in any material transaction in which Funds Management or an affiliate is a party.(1)

(1) Certain Strong Fund officers that are also employees of SFC or its subsidiaries may become employed by Funds Management, Wells Capital, or an affiliate at the close of the Transaction.


OFFICERS-NAME            POSITION AT FUNDS MANAGEMENT                           PRINCIPAL OCCUPATION
Karla M. Rabusch         Director, President and Chief Executive Officer        Same as position at Funds Management
C. David Messman         Director, Senior Vice President and Secretary          Same as position at Funds Management
Stacie D. DeAngelo       Senior Vice President and Chief Operating Officer      Same as position at Funds Management
Kenneth L. Niewald       Vice President and Chief Financial Officer             Same as position at Funds Management
Andrew N. Owen           Director and Senior Vice President                     Same as position at Funds Management
Dorothy A. Peters        Chief Compliance Officer                               Same as position at Funds Management

OWNERS-NAME, RELATIONSHIP TO FUNDS MANAGEMENT AND ADDRESS

Wells Fargo Investment Group, Inc.
Direct Parent Company
Controlling Owner
420 Montgomery Street
 San Francisco, CA 94163

Wells Fargo & Company
Ultimate Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

            Funds Management serves as the adviser to certain funds in the Wells Fargo Funds family that have similar investment objectives and styles as certain Strong Funds. The chart below lists certain required information about similar funds advised by Funds Management. In addition to the funds listed below, Funds Management also serves as the adviser to certain Wells Fargo Variable Trust funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as certain Strong Funds.

---------------------------------------------------------------------------------------------------------------------------------
          NAME OF FUND(1)             ASSET SIZE(2)               ANNUAL
          ---------------             -------------              -------                            NET OPERATING
                                      (IN MILLIONS)         MANAGEMENT FEE(3)                       EXPENSE RATIO
---------------------------------------------------------------------------------------------------------------------------------
WF 100% Treasury Money Market Fund    3,371.9          $0 - 999M           0.300%       Class A                  0.65%(7)
                                                       $1B - 4.99B         0.275%       Service Class            0.50%(7)
                                                       >$5B                0.250%
---------------------------------------------------------------------------------------------------------------------------------
WF Asset Allocation Fund              1,161.5          $0 - 499M           0.650%       Class A                  1.15%(10)
                                                       $500M - 999M        0.600%       Class B                  1.90%(10)
                                                       $1B - 2.99B         0.550%       Class C                  1.90%(10)
                                                       $3B - 4.99B         0.525%       Institutional Class      0.90%(10)
                                                       >$5B                0.500%
---------------------------------------------------------------------------------------------------------------------------------
WF C&B Large Cap Value Fund           28.0             $0 - 499M           0.750%       Class A                  1.20%(11)
                                                       $500M - 999M        0.700%       Class B                  1.95%(11)
                                                       $1B - 2.99B         0.650%       Class C                  1.95%(11)
                                                       $3B - 4.99B         0.625%       Class D                  1.20%(11)
                                                       >$5B                0.600%       Institutional Class      0.95%(11)
                                                                                        Select Class             0.70%(11)
---------------------------------------------------------------------------------------------------------------------------------
WF C&B Mid Cap Value Fund             542.0            $0 - 499M           0.750%       Class A                  1.40%(11)
                                                       $500M - 999M        0.700%       Class B                  2.15%(11)
                                                       $1B - 2.99B         0.650%       Class C                  2.15%(11)
                                                       $3B - 4.99B         0.625%       Class D                  1.25%(11)
                                                       >$5B                0.600%       Institutional Class      1.15%(11)
                                                                                        Select Class             0.90%(11)
---------------------------------------------------------------------------------------------------------------------------------
WF C&B Tax-Managed Value Fund         17.0             $0 - 499M           0.750%       Class A                  1.20%(11)
                                                       $500M - 999M        0.700%       Class B                  1.95%(11)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          NAME OF FUND(1)            ASSET SIZE(2)                ANNUAL
          ---------------            -------------                -------                           NET OPERATING
                                     (IN MILLIONS)          MANAGEMENT FEE(3)                       EXPENSE RATIO
---------------------------------------------------------------------------------------------------------------------------------
                                                       $1B - 2.99B         0.650%       Class C                  1.95%(11)
                                                       $3B - 4.99B         0.625%       Class D                  1.20%(11)
                                                       >$5B                0.600%       Institutional Class      0.95%(11)
---------------------------------------------------------------------------------------------------------------------------------
WF California Limited Term Tax-Free   90.2             $0 - 499M           0.400%       Class A                  0.85%(9)
Fund                                                   $500M - 999M        0.350%       Class C                  1.60%(9)
                                                       $1B - 2.99B         0.300%       Institutional Class      0.60%(9)
                                                       $3B - 4.99B         0.275%
                                                       >$5B                0.250%
---------------------------------------------------------------------------------------------------------------------------------
WF California Tax-Free Fund           520.6            $0 - 499M           0.400%       Class A                  0.80%(9)
                                                       $500M - 999M        0.350%       Class B                  1.55%(9)
                                                       $1B - 2.99B         0.300%       Class C                  1.55%(9)
                                                       $3B - 4.99B         0.275%       Institutional Class      0.55%(9)
                                                       >$5B                0.250%
---------------------------------------------------------------------------------------------------------------------------------
WF California Tax-Free Money Market   2,537.5          $0 - 999M           0.300%       Class A                  0.65%(7)
Fund                                                   $1B - 4.99B         0.275%       Service Class            0.45%(7)
                                                       >$5B                0.250%
---------------------------------------------------------------------------------------------------------------------------------
WF California Tax-Free Money Market   477.2                                0.000%                                0.20%(7)
Trust
---------------------------------------------------------------------------------------------------------------------------------
WF Cash Investment Money Market Fund  13,811.9                             0.100%       Service Class            0.50%(7)
                                                                                        Administrative Class.    0.35%(7)
                                                                                        Institutional Class      0.20%(7)
---------------------------------------------------------------------------------------------------------------------------------
WF Colorado Tax-Free Fund             103.0            $0 - 499M           0.400%       Class A                  0.85%(9)
                                                       $500M - 999M        0.350%       Class B                  1.60%(9)
                                                       $1B - 2.99B         0.300%       Institutional Class      0.60%(9)
                                                       $3B - 4.99B         0.275%
                                                       >$5B                0.250%
---------------------------------------------------------------------------------------------------------------------------------
WF Diversified Bond Fund              185.1                                0.580%(4)    Institutional Class      0.70%(8)
---------------------------------------------------------------------------------------------------------------------------------
WF Diversified Equity Fund            1,442.7                              0.790%(4)    Class A                  1.25%(5)
                                                                                        Class B                  2.00%(5)
                                                                                        Class C                  2.00%(5)
                                                                                        Institutional Class      1.00%(5)
---------------------------------------------------------------------------------------------------------------------------------
WF Diversified Small Cap Fund         442.4                                0.840%(4)    Institutional Class      1.20%(5)
---------------------------------------------------------------------------------------------------------------------------------
WF Equity Income Fund                 1,186.1          $0 - 499M           0.750%       Class A                  1.10%(10)
                                                       $500M - 999M        0.700%       Class B                  1.85%(10)
                                                       $1B - 2.99B         0.650%       Class C                  1.85%(10)
                                                       $3B - 4.99B         0.625%       Institutional Class      0.85%(5)
                                                       >$5B                0.600%
---------------------------------------------------------------------------------------------------------------------------------
WF Government Money Market Fund       9,357.8                              0.100%       Class A                  0.65%(7)
                                                                                        Service Class            0.50%(7)
                                                                                        Administrative Class     0.35%(7)
                                                                                        Institutional Class      0.20%(7)
---------------------------------------------------------------------------------------------------------------------------------
WF Growth Balanced Fund               1,955.1                              0.710%(4)    Class A                  1.20%(5)
                                                                                        Class B                  1.95%(5)
                                                                                        Class C                  1.95%(5)
                                                                                        Institutional Class      0.95%(5)
---------------------------------------------------------------------------------------------------------------------------------
WF Growth Equity Fund                 556.6                                1.030%(4)    Class A                  1.50%(5)
                                                                                        Class B                  2.25%(5)
                                                                                        Class C                  2.25%(5)
                                                                                        Institutional Class      1.25%(5)
---------------------------------------------------------------------------------------------------------------------------------
WF Growth Fund                        172.9            $0 - 499M           0.750%       Class A                  1.25%(10)
                                                       $500M - 999M        0.700%       Class B                  2.00%(10)
                                                       $1B - 2.99B         0.650%       Institutional Class      1.00%(10)
                                                       $3B - 4.99B         0.625%
                                                       >$5B                0.600%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          NAME OF FUND(1)             ASSET SIZE(2)              ANNUAL
          ---------------             -------------              -------                            NET OPERATING
                                      (IN MILLIONS)         MANAGEMENT FEE(3)                       EXPENSE RATIO
---------------------------------------------------------------------------------------------------------------------------------
WF High Yield Bond Fund               300.5            $0 - 499M           0.550%       Class A                  1.15%(8)
                                                       $500M - 999M        0.500%       Class B                  1.90%(8)
                                                       $1B - 2.99B         0.450%       Class C                  1.90%(8)
                                                       $3B - 4.99B         0.425%
                                                       >$5B                0.400%
---------------------------------------------------------------------------------------------------------------------------------
WF Income Fund                        334.5            $0 - 499M           0.450%       Class A                  1.00%(8)
                                                       $500M - 999M        0.400%       Class B                  1.75%(8)
                                                       $1B - 2.99B         0.350%       Institutional Class      0.75%(8)
                                                       $3B - 4.99B         0.325%
                                                       >$5B                0.300%
---------------------------------------------------------------------------------------------------------------------------------
WF Income Plus Fund                   73.9             $0 - 499M           0.550%       Class A                  1.00%(8)
                                                       $500M - 999M        0.500%       Class B                  1.75%(8)
                                                       $1B - 2.99B         0.450%       Class C                  1.75%(8)
                                                       $3B - 4.99B         0.425%
                                                       >$5B                0.400%
---------------------------------------------------------------------------------------------------------------------------------
WF Index Allocation Fund              82.4             $0 - 499M           0.650%       Class A                  1.15%(10)
                                                       $500M - 999M        0.600%       Class B                  1.90%(10)
                                                       $1B - 2.99B         0.550%       Class C                  1.90%(10)
                                                       $3B - 4.99B         0.525%
                                                       >$5B                0.500%
---------------------------------------------------------------------------------------------------------------------------------
WF Inflation-Protected Bond Fund      70.4             $0 - 499M           0.450%       Class A                  0.85%(8)
                                                       $500M - 999M        0.400%       Class B                  1.60%(8)
                                                       $1B - 2.99B         0.350%       Class C                  1.60%(8)
                                                       $3B - 4.99B         0.325%       Institutional Class      0.60%(8)
                                                       >$5B                0.300%
---------------------------------------------------------------------------------------------------------------------------------
WF Intermediate Government Income     650.0            $0 - 499M           0.450%       Class A                  0.95%(8)
Fund                                                   $500M - 999M        0.400%       Class B                  1.70%(8)
                                                       $1B - 2.99B         0.350%       Class C                  1.70%(8)
                                                       $3B - 4.99B         0.325%       Institutional Class      0.70%(8)
                                                       >$5B                0.300%
---------------------------------------------------------------------------------------------------------------------------------
WF International Equity Fund          350.7            $0 - 499M           0.950%       Class A                  1.50%(5)
                                                       $500M - 999M        0.900%       Class B                  2.25%(5)
                                                       $1B - 2.99B         0.850%       Class C                  2.25%(5)
                                                       $3B - 4.99B         0.825%       Institutional Class      1.25%(5)
                                                       >$5B                0.800%
---------------------------------------------------------------------------------------------------------------------------------
WF Large Cap Appreciation Fund        24.5             $0 - 999M           0.700%       Class A                  1.25%(5)
                                                       $1B - 2.99B         0.650%       Class B                  2.00%(5)
                                                       $3B - 4.99B         0.625%       Class C                  2.00%(5)
                                                       >$5B                0.600%       Institutional Class      1.00%(5)
---------------------------------------------------------------------------------------------------------------------------------
WF Large Cap Value Fund               3.1              $0 - 499M           0.750%       Class A                  1.25%(5)
                                                       $500M - 999M        0.700%       Class B                  2.00%(5)
                                                       $1B - 2.99B         0.650%       Class C                  2.00%(5)
                                                       $3B - 4.99B         0.625%       Institutional Class      1.00%(5)
                                                       >$5B                0.600%
---------------------------------------------------------------------------------------------------------------------------------
WF Large Company Growth Fund          2,827.8          $0 - 499M           0.750%       Class A                  1.20%(10)
                                                       $500M - 999M        0.700%       Class B                  1.95%(10)
                                                       $1B - 2.99B         0.650%       Class C                  1.95%(10)
                                                       $3B - 4.99B         0.625%       Institutional Class      0.95%(10)
                                                       >$5B                0.600%       Select Class             0.75%(10)
---------------------------------------------------------------------------------------------------------------------------------
WF Limited Term Government Income     197.2            $0 - 499M           0.450%       Class A                  0.95%(8)
Fund                                                   $500M - 999M        0.400%       Class B                  1.70%(8)
                                                       $1B - 2.99B         0.350%       Institutional Class      0.70%(8)
                                                       $3B - 4.99B         0.325%
                                                       >$5B                0.300%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          NAME OF FUND(1)             ASSET SIZE(2)              ANNUAL
          ---------------             -------------              -------                            NET OPERATING
                                      (IN MILLIONS)         MANAGEMENT FEE(3)                       EXPENSE RATIO
---------------------------------------------------------------------------------------------------------------------------------
WF Liquidity Reserve Fund             1,779.4          $0 - 999M           0.300%       Investor Class           1.00%(7)
                                                       $1B - 4.99B         0.275%
                                                       >$5B                0.250%
---------------------------------------------------------------------------------------------------------------------------------
WF Minnesota Money Market Fund        94.6             $0 - 999M           0.300%       Class A                  0.80%(7)
                                                       $1B - 4.99B         0.275%
                                                       >$5B                0.250%
---------------------------------------------------------------------------------------------------------------------------------
WF Minnesota Tax-Free Fund            195.9            $0 - 499M           0.400%       Class A                  0.85%(9)
                                                       $500M - 999M        0.350%       Class B                  1.60%(9)
                                                       $1B - 2.99B         0.300%       Institutional Class      0.60%(9)
                                                       $3B - 4.99B         0.275%
                                                       >$5B                0.250%
---------------------------------------------------------------------------------------------------------------------------------
WF Moderate Balanced Fund             553.6                                0.670%(4)    Class A                  1.15%(5)
                                                                                        Class B                  1.90%(5)
                                                                                        Class C                  1.90%(5)
                                                                                        Institutional Class      0.90%(5)
---------------------------------------------------------------------------------------------------------------------------------
WF Money Market Fund                  6,983.1          $0 - 999M           0.300%       Class A                  0.76%(7)
                                                       $1B - 4.99B         0.275%       Class B                  1.51%(7)
                                                       >$5B                0.250%
---------------------------------------------------------------------------------------------------------------------------------
WF Money Market Trust                 1,402.9                              0.000%                                0.20%(7)
---------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Emerging Markets        180.5            $0 - 499M           1.100%       Class A                  1.90%(5)
Focus Fund                                             $500M - 999M        1.050%       Class B                  2.65%(5)
                                                       $1B - 2.99B         1.000%       Class C                  2.65%(5)
                                                       $3B - 4.99B         0.975%       Institutional Class      1.60%(5)
                                                       >$5B                0.950%
---------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Institutional           94.3             $0 - 499M           1.100%       Select Class             1.25%(5)
Emerging Markets Fund                                  $500M - 999M        1.050%
                                                       $1B - 2.99B         1.000%
                                                       $3B - 4.99B         0.975%
                                                       >$5B                0.950%
---------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Mid Cap Growth Fund     106.2            $0 - 499M           0.750%       Class A                  1.45%(5),(12)
                                                       $500M - 999M        0.700%       Class B                  2.20%(5),(13)
                                                       $1B - 2.99B         0.650%       Class C                  2.20%(5),(13)
                                                       $3B - 4.99B         0.625%
                                                       >$5B                0.600%
---------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Short Duration          437.9            $0 - 499M           0.450%       Class A                  0.85%(8)
Government Bond Fund                                   $500M - 999M        0.400%       Class B                  1.60%(8)
                                                       $1B - 2.99B         0.350%       Class C                  1.60%(8)
                                                       $3B - 4.99B         0.325%       Institutional Class      0.60%(8)
                                                       >$5B                0.300%
---------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Small Cap Fund          82.2             $0 - 499M           0.900%       Class A                  1.40%(10)
                                                       $500M - 999M        0.850%       Class B                  2.15%(10)
                                                       $1B - 2.99B         0.800%       Class C                  2.15%(10)
                                                       $3B - 4.99B         0.775%       Institutional Class      1.20%(10)
                                                       >$5B                0.750%
---------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Total Return Bond Fund  316.4            $0 - 499M           0.450%       Class A                  0.90%(8)
                                                       $500M - 999M        0.400%       Class B                  1.65%(8)
                                                       $1B - 2.99B         0.350%       Class C                  1.65%(8)
                                                       $3B - 4.99B         0.325%       Institutional Class      0.70%(8)
                                                       >$5B                0.300%       Select Class             0.42%(8)
---------------------------------------------------------------------------------------------------------------------------------
WF National Limited Term Tax-Free     172.3            $0 - 499M           0.400%       Class A                  0.85%(9)
Fund                                                   $500M - 999M        0.350%       Class B                  1.60%(9)
                                                       $1B - 2.99B         0.300%       Class C                  1.60%(9)
                                                       $3B - 4.99B         0.275%       Institutional Class      0.60%(9)
                                                       >$5B                0.250%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          NAME OF FUND(1)             ASSET SIZE(2)              ANNUAL
          ---------------             -------------              -------                            NET OPERATING
                                      (IN MILLIONS)         MANAGEMENT FEE(3)                       EXPENSE RATIO
---------------------------------------------------------------------------------------------------------------------------------
WF National Tax-Free Fund             329.4            $0 - 499M           0.400%       Class A                  0.85%(9)
                                                       $500M - 999M        0.350%       Class B                  1.60%(9)
                                                       $1B - 2.99B         0.300%       Class C                  1.60%(9)
                                                       $3B - 4.99B         0.275%       Institutional Class      0.60%(9)
                                                       >$5B                0.250%
---------------------------------------------------------------------------------------------------------------------------------
WF National Tax-Free Money Market     2,171.8                              0.100%       Class A                  0.65%(7)
Fund                                                                                    Service Class            0.45%(7)
                                                                                        Institutional Class      0.20%(7)
---------------------------------------------------------------------------------------------------------------------------------
WF National Tax-Free Money Market     352.2                                0.000%                                0.20%(7)
Trust
---------------------------------------------------------------------------------------------------------------------------------
WF Nebraska Tax-Free Fund             46.3             $0 - 499M           0.400%       Institutional Class      0.83%(9),(14)
                                                       $500M - 999M        0.350%
                                                       $1B - 2.99B         0.300%
                                                       $3B - 4.99B         0.275%
                                                       >$5B                0.250%
---------------------------------------------------------------------------------------------------------------------------------
WF Outlook 2010 Fund                  195.1            $0 - 499M           0.650%       Class A                  1.25%(6)
                                                       $500M - 999M        0.600%       Class B                  2.00%(6)
                                                       $1B - 2.99B         0.550%       Class C                  2.00%(6)
                                                       $3B - 4.99B         0.525%       Institutional Class      0.95%(6)
                                                       >$5B                0.500%       Select Class             0.75%(6)
---------------------------------------------------------------------------------------------------------------------------------
WF Outlook 2020 Fund                  302.0            $0 - 499M           0.650%       Class A                  1.25%(6)
                                                       $500M - 999M        0.600%       Class B                  2.00%(6)
                                                       $1B - 2.99B         0.550%       Class C                  2.00%(6)
                                                       $3B - 4.99B         0.525%       Institutional Class      0.95%(6)
                                                       >$5B                0.500%       Select Class             0.75%(6)
---------------------------------------------------------------------------------------------------------------------------------
WF Outlook 2030 Fund                  190.8            $0 - 499M           0.650%       Class A                  1.25%(6)
                                                       $500M - 999M        0.600%       Class B                  2.00%(6)
                                                       $1B - 2.99B         0.550%       Class C                  2.00%(6)
                                                       $3B - 4.99B         0.525%       Institutional Class      0.95%(6)
                                                       >$5B                0.500%       Select Class             0.75%(6)
---------------------------------------------------------------------------------------------------------------------------------
WF Outlook 2040 Fund                  234.4            $0 - 499M           0.650%       Class A                  1.25%(6)
                                                       $500M - 999M        0.600%       Class B                  2.00%(6)
                                                       $1B - 2.99B         0.550%       Class C                  2.00%(6)
                                                       $3B - 4.99B         0.525%       Institutional Class      0.95%(6)
                                                       >$5B                0.500%       Select Class             0.75%(6)
---------------------------------------------------------------------------------------------------------------------------------
WF Outlook Today Fund                 88.6             $0 - 499M           0.650%       Class A                  1.25%(6)
                                                       $500M - 999M        0.600%       Class B                  2.00%(6)
                                                       $1B - 2.99B         0.550%       Class C                  2.00%(6)
                                                       $3B - 4.99B         0.525%       Institutional Class      0.95%(6)
                                                       >$5B                0.500%       Select Class             0.75%(6)
---------------------------------------------------------------------------------------------------------------------------------
WF Overland Express Sweep Fund        4,540.0          $0 - 999M           0.300%                                1.08%(7)
                                                       $1B - 4.99B         0.275%
                                                       >$5B                0.250%
---------------------------------------------------------------------------------------------------------------------------------
WF Overseas Fund                      0.0              $0 - 499M           0.950%       Class A                  1.50%(5)
                                                       $500M - 999M        0.900%
                                                       $1B - 2.99B         0.850%
                                                       $3B - 4.99B         0.825%
                                                       >$5B                0.800%
---------------------------------------------------------------------------------------------------------------------------------
WF Prime Investment Money Market      1,699.3                              0.100%       Service Class            0.55%(7)
Fund                                                                                    Institutional Class      0.20%(7)
---------------------------------------------------------------------------------------------------------------------------------
WF SIFE Specialized Financial         512.8            $0 - 499M           0.950%       Class A                  1.35%(10)
Services Fund                                          $500M - 999M        0.900%       Class B                  2.10%(10)
                                                       $1B - 2.99B         0.850%       Class C                  2.10%(10)
                                                       $3B - 4.99B         0.825%
                                                       >$5B                0.800%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          NAME OF FUND(1)             ASSET SIZE(2)              ANNUAL
          ---------------             -------------              -------                            NET OPERATING
                                      (IN MILLIONS)         MANAGEMENT FEE( 3)                      EXPENSE RATIO
---------------------------------------------------------------------------------------------------------------------------------
WF Small Cap Growth Fund              164.1            $0 - 499M           0.900%       Class A                  1.45%(10)
                                                       $500M - 999M        0.850%       Class B                  2.20%(10)
                                                       $1B - 2.99B         0.800%       Class C                  2.20%(10)
                                                       $3B - 4.99B         0.775%       Institutional Class      1.20%(10)
                                                       >$5B                0.750%
---------------------------------------------------------------------------------------------------------------------------------
WF Small Cap Opportunities Fund       521.1            $0 - 499M           0.900%       Institutional Class      1.20%(5)
                                                       $500M - 999M        0.850%
                                                       $1B - 2.99B         0.800%
                                                       $3B - 4.99B         0.775%
                                                       >$5B                0.750%
---------------------------------------------------------------------------------------------------------------------------------
WF Small Company Growth Fund          526.2            $0 - 499M           0.900%       Class A                  1.45%(5)
                                                       $500M - 999M        0.850%       Class B                  2.20%(5)
                                                       $1B - 2.99B         0.800%       Class C                  2.20%(5)
                                                       $3B - 4.99B         0.775%       Institutional Class      1.20%(5)
                                                       >$5B                0.750%
---------------------------------------------------------------------------------------------------------------------------------
WF Small Cap Disciplined Fund         91.6             $0 - 499M           0.900%       Class A                  1.45%(5)
                                                       $500M - 999M        0.850%       Class B                  2.20%(5)
                                                       $1B - 2.99B         0.800%       Class C                  2.20%(5)
                                                       $3B - 4.99B         0.775%       Institutional Class      1.20%(5)
                                                       >$5B                0.750%
---------------------------------------------------------------------------------------------------------------------------------
WF Specialized Health Sciences Fund   34.9             $0 - 499M           0.950%       Class A                  1.65%(5)
                                                       $500M - 999M        0.900%       Class B                  2.40%(5)
                                                       $1B - 2.99B         0.850%       Class C                  2.40%(5)
                                                       $3B - 4.99B         0.825%
                                                       >$5B                0.800%
---------------------------------------------------------------------------------------------------------------------------------
WF Specialized Technology Fund        158.0            $0 - 499M           1.050%       Class A                  1.75%(10)
                                                       $500M - 999M        1.000%       Class B                  2.50%(10)
                                                       $1B - 2.99B         0.950%       Class C                  2.50%(10)
                                                       $3B - 4.99B         0.925%
                                                       >$5B                0.900%
---------------------------------------------------------------------------------------------------------------------------------
WF Stable Income Fund                 749.3            $0 - 499M           0.450%       Class A                  0.90%(8)
                                                       $500M - 999M        0.400%       Class B                  1.65%(8)
                                                       $1B - 2.99B         0.350%       Class C                  1.65%(8)
                                                       $3B - 4.99B         0.325%       Institutional Class      0.65%(8)
                                                       >$5B                0.300%
---------------------------------------------------------------------------------------------------------------------------------
WF Strategic Growth Allocation Fund   168.5                                0.740%(4)    Institutional Class      1.00%(5)
---------------------------------------------------------------------------------------------------------------------------------
WF Strategic Income Fund              402.4                                0.640%(4)    Institutional Class      0.85%(5)
---------------------------------------------------------------------------------------------------------------------------------
WF Tactical Maturity Bond Fund        16.1             $0 - 499M           0.450%       Institutional Class      0.60%(8)
                                                       $500M - 999M        0.400%
                                                       $1B - 2.99B         0.350%
                                                       $3B - 4.99B         0.325%
                                                       >$5B                0.300%
---------------------------------------------------------------------------------------------------------------------------------
WF Treasury Plus Money Market Fund    4,999.1                              0.100%       Class A                  0.65%(7)
                                                                                        Service Class            0.50%(7)
                                                                                        Institutional Class      0.20%(7)
---------------------------------------------------------------------------------------------------------------------------------
WF WealthBuilder Growth & Income      93.0             $0 - 999M           0.200%                                1.50%(8)
Portfolio                                              $1B - 4.99B         0.175%
                                                       >$5B                0.150%
---------------------------------------------------------------------------------------------------------------------------------
WF WealthBuilder Growth Balanced      271.2            $0 - 999M           0.200%                                1.50%(8)
Portfolio                                              $1B - 4.99B         0.175%
                                                       >$5B                0.150%
---------------------------------------------------------------------------------------------------------------------------------
WF WealthBuilder Growth Portfolio     111.6            $0 - 999M           0.200%                                1.50%(8)
                                                       $1B - 4.99B         0.175%
                                                       >$5B                0.150%
---------------------------------------------------------------------------------------------------------------------------------

(1) Only mutual funds that have commenced operations are listed. Accordingly, even though the Wells Fargo Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.

(2)   Total assets as of June 30, 2004.

(3) The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions or billions of dollars.

(4) Management Fees shown represent the management fees allocated from the various master portfolios in which the Fund invests as of 6/30/04.

(5) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/05 in order to maintain the shown Net Expense Ratio.

(6) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 6/30/05 in order to maintain the shown Net Expense Ratio.

(7) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 7/31/05 in order to maintain the shown Net Expense Ratio.

(8) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 9/30/05 in order to maintain the shown Net Expense Ratio.

(9) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 10/31/05 in order to maintain the shown Net Expense Ratio.

(10) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain the shown Net Expense Ratio.

(11) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 2/28/07 in order to maintain the shown Net Expense Ratio.

(12) Effective 2/1/05, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain a Net Expense Ratio of 1.40%

(13) Effective 2/1/05, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain a Net Expense Ratio of 2.15%

(14) Effective 11/1/04, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 10/31/05 in order to maintain a Net Expense Ratio of 0.75%

            The Wells Fargo Funds Board has adopted a dormant "multi-manager" structure for the new WF Acquiring Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Wells Fargo Funds Board) for overseeing the sub-advisers and may, at times, recommend to the Wells Fargo Funds Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

            Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Wells Fargo Funds Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Wells Fargo Funds Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Wells Fargo Funds Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

            Over the past year, there have been numerous inquiries and investigations throughout the mutual fund and brokerage industries regarding matters such as the trading of mutual fund shares and sales practices relating to mutual fund shares. Like many other mutual fund investment advisers, Funds Management has been included in various inquiries and investigations by the SEC staff in connection with mutual fund industry trading abuses and other matters. Funds Management has also responded to information requests from federal and state governmental authorities relating to investigations of unaffiliated third parties. Funds Management has been cooperating fully with the SEC and other authorities in connection with all inquiries and investigations, including producing documents and providing testimony in response to queries about the Wells Fargo Funds' own short-term trading policies and trading activity in the Wells Fargo Funds. Nothing has come to the attention of Funds Management in connection with these matters that Funds Management believes would be material to its ability to provide investment advisory services to the Funds.

APPROVAL OF THE INTERIM AGREEMENT BY THE BOARD

            In considering the Interim Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to each Strong Fund, (i) the terms of the Interim Agreement, including the nature and scope of services to be provided by Funds Management; (ii) that the fees and expenses that would be paid by the Fund under the Interim Agreement would be the same as those paid to SCM under the current investment advisory agreement (except that the advisory fee paid by the Strong Dividend Income Fund will no longer be potentially reduced when no performance fee is earned by this Fund's sub-adviser); (iii) the management fee rates and payment arrangements, (iv) the historical investment performance of each Fund and Wells Fargo Funds with similar investment objectives, as compared to the performance of other funds currently available in the market not advised or managed by Funds Management, but having a similar investment focus and asset composition; (v) the ability of Funds Management to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of Funds Management and its personnel and the terms of the Interim Agreement; (vi) that Wells Capital will employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; (vii) information provided by Funds Management relating to the matters described in the preceding paragraph; and (viii) the terms of the Reorganization. The Board also took into account all considerations taken into account in determining to approve the Reorganization. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Interim Agreement were fair and reasonable and in the best interest of shareholders.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE INTERIM AGREEMENT BETWEEN YOUR FUND AND FUNDS MANAGEMENT.

                                   PROPOSAL 3:
                   APPROVAL OF INTERIM SUB-ADVISORY AGREEMENTS

SUMMARY

            At the closing of the Transaction, the existing investment sub-advisory agreements between SCM and (1) W. H. Reaves & Co., Inc. ("Reaves"), on behalf of the Strong Dividend Income Fund ("Reaves Sub-advisory Agreement") and (2) Scarborough Investment Advisers, LLC ("Scarborough"), on behalf of the Strong Energy Fund ("Scarborough Sub-advisory Agreement"), will terminate. In August, 2004, the Board unanimously voted to approve for each Strong Fund, except the Strong Index 500 and the three Strong Life Stage Series interim investment sub-advisory agreements, a form of which is included in this Prospectus/Proxy Statement as Exhibit H, between Funds Management and three investment sub-advisers, as described below, which, if approved by shareholders, would be effective during the Interim Period.

            Under each Interim Sub-Advisory Agreement, the sub-adviser is responsible for investment decisions and supplies investment research and portfolio management services. Each sub-adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Funds will bear all expenses incurred by each sub-adviser in connection with the provisions of services under each Interim Sub-Advisory Agreement. Each Interim Sub-Advisory Agreement shall become effective with respect to a Fund after it is approved in accordance with the requirements of the 1940 Act and executed by the Fund. Once approved, each Interim Sub-Advisory Agreement is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Interim Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Interim Sub-Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, and will terminate automatically in the event of its assignment.

TERMS OF THE TERMINATING REAVES SUB-ADVISORY AGREEMENT AND SCARBOROUGH SUB-ADVISORY AGREEMENT AND THE INTERIM SUB-ADVISORY AGREEMENTS

            Currently, SCM has entered into investment sub-advisory agreements only with respect to the Strong Dividend Income and Strong Energy Funds. Funds Management, however, will enter into investment sub-advisory agreements with new sub-advisers on behalf of each Strong Fund, except Strong Index 500 and the three Strong Life Stage Series, during the Interim Period.

            Under the terms of the Reaves Sub-advisory Agreement, Reaves furnishes investment advisory and portfolio management services to the Dividend Income Fund with respect to its investments. Reaves is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because Reaves is a member of the NYSE, Reaves generally effects purchases and sales of securities on the NYSE and is paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. For the period January 1, 2003, to December 31, 2003, 87.881% ($359,536) of the Strong Dividend Income Fund's aggregate brokerage commissions were paid to Reaves. Reaves bears all expenses incurred by it in connection with its services under the Reaves Sub-advisory Agreement. The Reaves Sub-advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Reaves. The Reaves Sub-advisory Agreement may also be terminated by SCM for breach upon 20 days' notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason. The Reaves Sub-advisory Agreement may be terminated by Reaves upon 180 days' notice for any reason. The Reaves Sub-advisory Agreement will terminate automatically in the event of its unauthorized assignment.

            The date of the Reaves Sub-advisory Agreement is December 8, 2001. The Reaves Sub-advisory Agreement was last submitted to shareholder vote on December 7, 2001. Under the Reaves Sub-advisory Agreement, SCM pays Reaves a fee, based on the Dividend Income Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.585% of the first $200 million of the Fund's net assets, (ii) 0.36% on the next $100 million of assets between $200 million and $300 million; (iii) 0.27% on the next $300 million of assets between $300 million and $600 million; (iv) 0.225% on the next $200 million of assets between $600 million and $800 million; (v) 0.18% on the next $200 million of assets between $800 million and $1.0 billion; (vi) 0.16% on the next $500 million of assets between $1.0 billion and $1.5 billion; (vii) 0.135% on the next $500 million of assets between $1.5 billion and $2.0 billion; (viii) 0.115% on the next $500 million of assets between $2.0 billion and $2.5 billion; and
(ix) 0.09% on assets over $2.5 billion. These fees are subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark ("Benchmark"). The Benchmark will be 90% of the performance of the Russell 1000(R) Value Index. Specifically, Reaves will be paid a fee that is 11% higher (rounded to the nearest two decimal places) than the fees listed above if the Fund's performance during a rolling twelve month period, determined at the end of each month, is equal to or greater than the performance of the Benchmark. However, if the Fund's performance is less than the performance of the Benchmark for the same calculation period, then Reaves will be paid a fee that is 11% less (rounded to the nearest two decimal places) than the fees listed above. If Reaves meets this performance criteria, the Fund's advisory fee is not adjusted. If Reaves does not meet this performance criteria, the Fund's advisory fee is reduced by an amount equal to the difference between the fee Reaves would have been paid had the performance criteria been met, and the actual fee paid to Reaves. SCM and Reaves share, in proportion to the fees they receive under the Strong Advisory Agreement and Reaves Sub-advisory Agreement, respectively, in the amount of payments SCM is obligated to make to third party intermediaries who provide various administrative services for Fund shareholders who invest through them.

            The Reaves Sub-Advisory Agreement is only applicable to the Strong Dividend Income Fund. The terms of the proposed Interim Sub-Advisory Agreement for this Fund are substantially similar to those of the Reaves Sub-Advisory Agreement except with respect to the fee schedules, which are shown below, and with respect to the following provisions. The Reaves Sub-Advisory Agreement may be terminated: (i) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities for this Fund upon 60 days' notice; (ii) by SCM for breach upon 20 days' notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason; and (iii) by Reaves upon 180 days' notice for any reason, whereas the Interim Sub-Advisory Agreement is terminable by any party upon 60 days' notice. In addition, unlike the Interim Sub-Advisory Agreement, under the Reaves Sub-Advisory Agreement, Reaves is prohibited from, except as specified in the Reaves Sub-Advisory Agreement or agreed to in writing by Reaves: (i) offering investment advice to any investment company other than the Strong Dividend Income Fund; and (ii) sponsoring, promoting or distributing any new investment product or service substantially similar to the Strong Dividend Income Fund. Under the Reaves Sub-Advisory Agreement, Reaves must immediately notify and disclose to SCM any arrangement to charge any of its similarly situated advisory clients on a more favorable compensation basis. The Interim Sub-Advisory Agreement does not contain such a notice provision.

            Under the terms of the Scarborough Sub-advisory Agreement, Scarborough furnishes investment advisory and portfolio management services to the Strong Energy Fund with respect to its investments. Scarborough is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. Scarborough bears all expenses incurred by it in connection with its services under the Scarborough Sub-advisory Agreement. The Scarborough Sub-advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Scarborough. The Scarborough Sub-advisory Agreement may also be terminated by SCM for breach upon 20 days' notice, immediately in the event that Scarborough becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason. The Scarborough Sub-advisory Agreement may be terminated by Scarborough upon 180 days' notice for any reason. The Scarborough Sub-advisory Agreement will terminate automatically in the event of its unauthorized assignment.

            The date of the Scarborough Sub-advisory Agreement is September 29, 1997. The Scarborough Sub-advisory Agreement was last submitted to shareholder vote on September 30, 1997. Under the Scarborough Sub-advisory Agreement, SCM pays Scarborough a fee, based on the Strong Energy Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.50% of the Fund's average daily net asset value on the first $250 million of the Fund's net assets, (ii) 0.40% of the Fund's average daily net asset value on the Fund's net assets over $250 million and up to $1.25 billion, and (iii) 0.35% of the Fund's average daily net asset value on the Fund's net assets over $1.25 billion. SCM may waive all or any portion of its advisory fee. In the event of a full waiver, the sub-advisory fee is zero. In the event of a partial waiver, the sub-advisory fee is reduced pro rata.

            The Scarborough Sub-Advisory Agreement is only applicable to the Strong Energy Fund. The terms of the proposed Interim Sub-Advisory Agreement for this Fund are substantially similar to those of the Scarborough Sub-Advisory Agreement except with respect to the fee schedules, which are shown below, and with respect to the following provisions. The Scarborough Sub-Advisory Agreement may be terminated: (i) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities for this Fund upon 60 days' notice; (ii) by SCM for breach upon 20 days' notice, immediately in the event that Scarborough becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason; and (iii) by Scarborough upon 180 days' notice for any reason, whereas the Interim Sub-Advisory Agreement is terminable by any party upon 60 days' notice. In addition, unlike the Interim Sub-Advisory Agreement, under the Scarborough Sub-Advisory Agreement, Scarborough is prohibited from, except as specified in the Scarborough Sub-Advisory Agreement or agreed to in writing by Scarborough: (i) offering investment advice to any investment company other than the Strong Energy Fund; and (ii) sponsoring, promoting or distributing any new investment product or service substantially similar to the Strong Energy Fund. Under the Scarborough Sub-Advisory Agreement, Scarborough must immediately notify and disclose to SCM any arrangement to charge any of its similarly situated advisory clients on a more favorable compensation basis. The Interim Sub-Advisory Agreement does not contain such a notice provision.

            The Board last approved the Reaves Sub-advisory Agreement and Scarborough Sub-advisory Agreement on April 30, 2004.

            SCM paid the following sub-advisory fees to Reaves or Scarborough during the last fiscal year:

-------------------------------------------------------------------------------
CORPORATION/STRONG FUND                                          SUB-ADVISORY
-------------------------------------------------------------------------------

Strong Conservative Equity Funds, Inc.
-------------------------------------------------------------------------------
      Strong Dividend Income Fund                                   829,330
-------------------------------------------------------------------------------
     Strong Energy Fund                                              63,464
-------------------------------------------------------------------------------
                  Aggregate Total for all Funds:                   $892,794
-------------------------------------------------------------------------------

PROPOSAL 3A: APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED

            The interim investment sub-advisory agreement between Funds Management and Wells Capital ("Interim Wells Capital Sub-advisory Agreement") would apply to each Strong Fund that currently has a Strong Advisory Agreement, except the Strong Growth and Income, Strong Large Cap Core, and Strong Overseas Funds.

            Wells Capital is located at 525 Market Street, 10th Floor, San Francisco, CA 94105. The owners and principal executive officers of Wells Capital are listed below. Unless otherwise indicated, the address for each is 525 Market Street, 10th Floor, San Francisco, CA 94105. No officers or Directors of the Strong Funds are officers, directors, employees, shareholders, or general partners of Wells Capital. No officers or Directors of the Strong

Funds have any material interest in Wells Capital, or in any material transaction in which Wells Capital or an affiliate is a party.(3)


OFFICER-NAME             POSITION AT WELLS CAPITAL                  PRINCIPAL OCCUPATION
-------------            -------------------------                  --------------------
Robert W. Bissell        Director and President                     Same as position at Wells Capital

Kirk Hartman             Executive Vice President,                  Same as position at Wells Capital
                         (Chief Investment Officer)

William L. Timoney       Executive Vice President,                  Same as position at Wells Capital
                         (Client Services)

Amru A. Khan             Executive Vice President,                  Same as position at Wells Capital
                         (Sales and Marketing)

David O'Keefe            Chief Financial Officer                    Same as position at Wells Capital

Thomas M. O'Malley       Executive Vice President,                  Same as position at Wells Capital
                         (Short Duration/Liquidity Management)

James W. Paulsen         Executive Vice President,                  Same as position at Wells Capital
                         (Chief Investment Strategist)

Monica W. Poon           Chief Compliance Officer                   Same as position at Wells Capital

William C. Stevens       Senior Vice President                      Same as position at Wells Capital
                         (Chief Fixed Income Officer)

OWNERS-NAME, RELATIONSHIP TO WELLS CAPITAL AND ADDRESS

Wells Fargo Bank, N.A.
Direct Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Wells Fargo & Company
Ultimate Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

            Under the Interim Wells Capital Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Funds, would pay Wells Capital a fee based on the following fee schedule:

------------------------------------------------------------------------------------------

          FUND                                                FUND ASSETS           FEE
          ----                                                -----------           ---
------------------------------------------------------------------------------------------
Strong Balanced Fund                                        $0-1,000 million        0.25%
                                                         Over $1,000 million        0.20%
------------------------------------------------------------------------------------------

Strong Florida Municipal Money Market Fund                  $0-1,000 million        0.05%
Strong Heritage Money Fund                               Over $1,000 million        0.04%
Strong Money Market Fund
Strong Municipal Money Market Fund
------------------------------------------------------------------------------------------

----------------
(3) Certain Strong Fund officers that are also employees of SFC or its subsidiaries may become employed by Funds Management, Wells Capital, or an affiliate at the close of the Transaction.

------------------------------------------------------------------------------------------

          FUND                                                FUND ASSETS           FEE
          ----                                                -----------           ---
------------------------------------------------------------------------------------------
Strong Tax-Free Money Fund
------------------------------------------------------------------------------------------
Strong Asia Pacific Fund                                      $0-200 million        0.45%
                                                           Over $200 million        0.35%
------------------------------------------------------------------------------------------

Strong Discovery Fund                                         $0-200 million        0.35%
Strong Enterprise Fund                                     Over $200 million        0.30%
Strong Mid Cap Disciplined Fund
Strong Opportunity Fund
Strong Small Company Value Fund
Strong Small/Mid Cap Value Fund
------------------------------------------------------------------------------------------

Strong Dividend Income Fund                                   $0-200 million        0.35%
Strong Dow 30 Value Fund                                   Next $200 million        0.30%
Strong Endeavor Fund                                       Over $400 million        0.25%
Strong Energy Fund
Strong Growth 20 Fund
Strong Growth Fund
Strong Large Cap Growth Fund
Strong Large Company Growth Fund
------------------------------------------------------------------------------------------

Strong Corporate Bond Fund                                    $0-400 million        0.20%
Strong Government Securities Fund                          Next $400 million       0.175%
Strong High-Yield Bond Fund                                Over $800 million        0.15%
Strong Intermediate Municipal Bond Fund
Strong Minnesota Tax-Free Fund
Strong Short-Term Bond Fund
Strong Short-Term High Yield Bond Fund
Strong Short-Term High Yield Municipal Fund
Strong Short-Term Income Fund
Strong Short-Term Municipal Bond Fund
Strong Ultra Short-Term Income Fund
Strong Ultra Short-Term Municipal Income Fund
Strong Wisconsin Tax-Free Fund
------------------------------------------------------------------------------------------

            Wells Capital serves as the sub-adviser to certain funds in the Wells Fargo Funds family that have similar investment objectives as the Strong Funds that would be covered by the Interim Wells Capital Sub-advisory Agreement. The chart below lists certain required information about such funds. In addition to the funds listed below, Wells Capital also serves as the adviser to certain Wells Fargo Variable Trust funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as certain Strong Funds.

------------------------------------------------------------------------------------------------------------------------------------
                NAME OF FUND(1)                    ASSET SIZE(2)               ANNUAL                        WAIVERS/REIMBURSEMENTS
                ----------------                   ------------                ------                        ----------------------
                                                   (IN MILLIONS)          MANAGEMENT FEE(3)
                                                   -------------          -----------------
------------------------------------------------------------------------------------------------------------------------------------
WF 100% Treasury Money Market Fund                     3,371.9      $0-1B                      0.05%                   0.00%
                                                                    >$1B                       0.04%
------------------------------------------------------------------------------------------------------------------------------------
WF Asset Allocation Fund                               1,161.5      $0 - 1B                    0.15%                   0.00%
                                                                    >$1B                       0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF California Limited Term Tax-Free Fund                  90.2      $0-400M                    0.15%                   0.00%
                                                                    $400M-800M                 0.125%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                NAME OF FUND(1)                    ASSET SIZE(2)               ANNUAL                        WAIVERS/REIMBURSEMENTS
                ----------------                   ------------                ------                        ----------------------
                                                   (IN MILLIONS)          MANAGEMENT FEE(3)
                                                   -------------          -----------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                    >$800M                     0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF California Tax-Free Fund                              520.6      $0-400M                    0.15%                   0.00%
                                                                    $400M-800M                 0.125%
                                                                    >$800M                     0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF California Tax-Free Money Market Fund               2,537.5      $0-1B                      0.05%                   0.00%
                                                                    >$1B                       0.04%
------------------------------------------------------------------------------------------------------------------------------------
WF California Tax-Free Money Market Trust                477.2                                 0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
WF Cash Investment Money Market Fund                  13,811.9      $0-1B                      0.05%                   0.00%
                                                                    >$1B                       0.04%
------------------------------------------------------------------------------------------------------------------------------------
WF Colorado Tax-Free Fund                                103.0      $0-400M                    0.15%                   0.00%
                                                                    $400M-800M                 0.125%
                                                                    >$800M                     0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF Equity Income Fund                                  1,186.1      $0-200M                    0.25%                   0.00%
                                                                    $200M-400M                 0.20%
                                                                    >$400M                     0.15%
------------------------------------------------------------------------------------------------------------------------------------
WF Government Money Market Fund                        9,357.8      $0-1B                      0.05%                   0.00%
                                                                    >$1B                       0.04%
------------------------------------------------------------------------------------------------------------------------------------
WF Growth Fund                                           172.9      $0-200M                    0.25%                   0.00%
                                                                    $200M-400M                 0.20%
                                                                    >$400M                     0.15%
------------------------------------------------------------------------------------------------------------------------------------
WF Growth Balanced Fund                                1,955.1                                 0.05%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
WF Income Fund                                           334.5      $0-400M                    0.15%                   0.00%
                                                                    $400M-800M                 0.125%
                                                                    >$800M                     0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF Income Plus Fund                                       73.9      $0-400M                    0.20%                   0.00%
                                                                    $400-800M                  0.175%
                                                                    >$800M                     0.15%
------------------------------------------------------------------------------------------------------------------------------------
WF Index Allocation Fund                                  82.4      $0 - 1B                    0.15%                   0.00%
                                                                    >$1B                       0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF Inflation-Protected Bond Fund                          70.4      $0-400M                    0.15%                   0.00%
                                                                    $400M-800M                 0.125%
                                                                    >$800M                     0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF Intermediate Government Income Fund                   650.0      $0-400M                    0.15%                   0.00%
                                                                    $400M-800M                 0.125%
                                                                    >$800M                     0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF Limited Term Government Income Fund                   197.2      $0-400M                    0.15%                   0.00%
                                                                    $400M-800M                 0.125%
                                                                    >$800M                     0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF Liquidity Reserve Fund                              1,779.4      $0-1B                      0.05%                   0.00%
                                                                    >$1B                       0.04%
------------------------------------------------------------------------------------------------------------------------------------
WF Minnesota Money Market Fund                            94.6      $0-1B                      0.05%                   0.00%
                                                                    >$1B                       0.04%
------------------------------------------------------------------------------------------------------------------------------------
WF Minnesota Tax-Free Fund                               195.9      $0-400M                    0.15%                   0.00%
                                                                    $400M-800M                 0.125%
                                                                    >$800M                     0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF Moderate Balanced Fund                                553.6                                 0.05%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
WF Money Market Fund                                   6,983.1      $0-1B                      0.05%                   0.00%
                                                                    >$1B                       0.04%
------------------------------------------------------------------------------------------------------------------------------------
WF Money Market Trust                                  1,402.9                                 0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Emerging Markets Focus Fund                180.5      $0-200M                    0.35%                   0.00%
                                                                    >$200M                     0.25%
------------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Institutional Emerging Markets              94.3      $0-200M                    0.35%                   0.00%
Fund                                                                >$200M                     0.25%
------------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Mid Cap Growth Fund                        106.2      $0-200M                    0.25%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                NAME OF FUND(1)                    ASSET SIZE(2)               ANNUAL                        WAIVERS/REIMBURSEMENTS
                ----------------                   ------------                ------                        ----------------------
                                                   (IN MILLIONS)          MANAGEMENT FEE(3)
                                                   -------------          -----------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                    >$200M                     0.20%
------------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Short Duration Government Bond             437.9      $0-400M                    0.15%                   0.00%
Fund                                                                $400M-800M                 0.125%
                                                                    >$800M                     0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Small Cap Fund                              82.2      $0-200M                    0.25%                   0.00%
                                                                    >$200M                     0.20%
------------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Total Return Bond Fund                     316.4      $0-400M                    0.15%                   0.00%
                                                                    $400M-800M                 0.125%
                                                                    >$800M                     0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF National Limited Term Tax-Free Fund                   172.3      $0-400M                    0.15%                   0.00%
                                                                    $400M-800M                 0.125%
                                                                    >$800M                     0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF National Tax-Free Fund                                329.4      $0-400M                    0.15%                   0.00%
                                                                    $400M-800M                 0.125%
                                                                    >$800M                     0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF National Tax-Free Money Market Fund                 2,171.8      $0-1B                      0.05%                   0.00%
                                                                    >$1B                       0.04%
------------------------------------------------------------------------------------------------------------------------------------
WF National Tax-Free Money Market Trust                  352.2                                 0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
WF Nebraska Tax-Free Fund                                 46.3      $0-400M                    0.15%                   0.00%
                                                                    $400M-800M                 0.125%
                                                                    >$800M                     0.10%
------------------------------------------------------------------------------------------------------------------------------------
WF Overland Express Sweep Fund                         4,540.0      $0-1B                      0.05%                   0.00%
                                                                    >$1B                       0.04%
------------------------------------------------------------------------------------------------------------------------------------
WF Prime Investment Money Market Fund                  1,699.3      $0-1B                      0.05%                   0.00%
                                                                    >$1B                       0.04%
------------------------------------------------------------------------------------------------------------------------------------
WF SIFE Specialized Financial Services Fund              512.8      $0-200M                    0.25%                   0.00%
                                                                    $200-400M                  0.20%
                                                                    >$400M                     0.15%
------------------------------------------------------------------------------------------------------------------------------------
WF Small Cap Growth Fund                                 164.1      $0-200M                    0.25%                   0.00%
                                                                    >$200M                     0.20%
------------------------------------------------------------------------------------------------------------------------------------
WF Strategic Growth Allocation Fund                      168.5                                 0.05%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
WF Strategic Income Fund                                 402.4                                 0.05%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
WF Treasury Plus Money Market Fund                     4,999.1      $0-1B                      0.05%                   0.00%
                                                                    >$1B                       0.04%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Total assets as of June 30, 2004.

(2) The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions of dollars.

APPROVAL OF THE INTERIM WELLS CAPITAL SUB-ADVISORY AGREEMENT BY THE BOARD

            In considering the Interim Wells Capital Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Wells Capital Sub-advisory Agreement; (ii) that the fees under the Interim Wells Capital Sub-advisory Agreement would be paid by Funds Management; and (iii) that Wells Capital is expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; and (iv) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Wells Capital Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of Wells Capital on September 29, 2004.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE INTERIM WELLS CAPITAL SUB-ADVISORY AGREEMENT WITH FUNDS MANAGEMENT.

PROPOSAL 3B: APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT WITH MATRIX ASSET ADVISORS, INC. ("MATRIX")

            The interim investment sub-advisory agreement between Funds Management and Matrix ("Interim Matrix

Sub-advisory Agreement") would apply to the Strong Growth and Income and Strong Large Cap Core Funds.

            Matrix is located at 747 Third Avenue, 31st Floor, New York, NY 10017. The owners and principal executive officers of Matrix are listed below. Unless otherwise indicated, the address for each is 747 Third Avenue, 31st Floor, New York, NY 10017. Currently, no officers or Directors of the Strong Funds are officers, directors, employees, shareholders or general partners of Matrix. No officers or Directors of the Strong Funds have any material interest in Matrix, or in any material transaction in which Matrix or an affiliate is a party.

OFFICER-NAME           POSITION AT MATRIX                                     PRINCIPAL OCCUPATION(S)
David A. Katz          President, Chief Investment Officer and Chief          Same as position at Matrix
                       Compliance Officer
Douglas S. Altabef     Senior Managing Director                               Same as position at Matrix
Lon F. Birnholz        Managing Director and Chief Financial Officer          Same as position at Matrix
Steven Roukis          Senior Vice President                                  Same as position at Matrix

OWNERS-NAME, RELATIONSHIP TO MATRIX AND ADDRESS

            Under the Interim Matrix Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay Matrix a sub-advisory fee based on the following fee schedule:

         ----------------------------------------------------------------
         FUND ASSETS                                     FEE
         ----------------------------------------------------------------
         $0-50 million                                   0.20%
         ----------------------------------------------------------------
         >$50 million                                    0.16%
         ----------------------------------------------------------------

            Matrix serves as the adviser to the Matrix Advisors Value Fund ("Matrix Fund"), which [may] have similar investment objectives as the Strong Growth and Income and Strong Large Cap Core Funds. The chart below lists certain required information about the Matrix Fund. Matrix contractually agreed to reduce the fees and/or net expenses of the Matrix Fund for an indefinite period to ensure that total annual fund operating expenses will not exceed 1.10%. For the fiscal year ending June 30, 2004, Matrix voluntarily reimbursed the Matrix Advisors Value Fund for expenses in excess of 0.99%.

--------------------------------------------------------------------------------
FUND                                      ASSET SIZE          ADVISORY FEE
                                       (IN MILLIONS)(1)
--------------------------------------------------------------------------------

Matrix Advisors Value Fund                 315.9                  1.00%
--------------------------------------------------------------------------------

(1)   TOTAL ASSETS AS OF JUNE 30, 2004.

APPROVAL OF THE INTERIM MATRIX SUB-ADVISORY AGREEMENT BY THE BOARD

            In considering the Interim Matrix Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Matrix Sub-advisory Agreement; (ii) that the fees under the Interim Matrix Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. The Board had within the past year received information regarding Matrix and met with representatives of Matrix. Matrix provided updated information to the Board. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Matrix Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of Matrix on September 29, 2004.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE STRONG GROWTH AND INCOME STRONG LARGE CAP CORE FUNDS VOTE IN FAVOR OF THE INTERIM MATRIX SUB-ADVISORY AGREEMENT WITH MATRIX.

PROPOSAL 3C: APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT WITH NEW STAR INSTITUTIONAL MANAGERS LIMITED ("NEW STAR")

            The interim investment sub-advisory agreement between Funds Management and New Star ("Interim New Star Sub-advisory Agreement") would apply to the Strong Overseas Fund.

            New Star is located at 1 Knightsbridge Green, London, SW1X 7NE. The owners and principal executive officers of New Star are listed below. Unless otherwise indicated, the address for each is 1 Knightsbridge Green, London, SW1X 7NE. Currently, no officers or Directors of the Strong Funds are officers, directors, employees, shareholders or general partners of New Star. No officers or Directors of the Strong Funds have any material interest in New Star, or in any material transaction in which New Star or an affiliate is a party.


OFFICER-NAME                POSITION AT NEW STAR                                      PRINCIPAL OCCUPATION(S)
Deborah J. Weekes           Director and Head of Finance                              Same as position at New Star
Rupert Ruvigny              Director and Chief Operating Officer                      Same as position at New Star
Howard Covington            Director and Chief Executive Officer                      Same as position at New Star
Christie B. Sanders         Director and Fixed Income Fund Manager                    Same as position at New Star
Mark S. Beale               Director and Co-Head Institutional                        Same as position at New Star
Richard D. Lewis            Director and Co-Head Institutional                        Same as position at New Star
Keith C. Brown              Director and Head of Business Development                 Same as position at New Star
Anna E. Kirk                Director and Head of Fund Administration                  Same as position at New Star
John L. Duffield            Chairman                                                  Same as position at New Star

OWNER NAME, RELATIONSHIP TO NEW STAR AND ADDRESS

New Star Institutional Managers Limited
Direct Parent Company
Controlling Owner
1 Knightsbridge Green
London, SW1X 7NE

New Star Asset Management Group Limited
Ultimate Parent Company
Controlling Owner
1 Knightsbridge Green
London, SW1X 7NE

            Under the Interim New Star Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay New Star a sub-advisory fee based on the following fee schedule:

         ------------------------------------------------------------
         FUND ASSETS                                      FEE
         ------------------------------------------------------------
         $0-50 million                                   0.35%
         ------------------------------------------------------------
         Next $500 million                               0.29%
         ------------------------------------------------------------
         > $550 million                                  0.20%
         ------------------------------------------------------------

            New Star serves as the sub-adviser to a fund that has a similar investment objective and style as the Strong Overseas Fund. The chart below lists certain required information about such fund.

--------------------------------------------------------------------------------------------------------------------------------
               NAME OF FUND                  ASSET SIZE(1)            ANNUAL SUB-ADVISORY FEE(2)                   WAIVERS/
               ------------                  -------------            --------------------------                   --------
                                             (IN MILLIONS)                                                      REIMBURSEMENTS
                                             -------------                                                      --------------
--------------------------------------------------------------------------------------------------------------------------------
Frontegra New Star International Equity          $12.0          0-100MM         0.33%                                0.00%
Fund                                                            >100M           50% of net sub-advisory fee
--------------------------------------------------------------------------------------------------------------------------------

(1)   Total assets as of June 30, 2004.

(3) The annual management fee is expressed as a percentage of the average daily net asset value of the fund.

APPROVAL OF THE INTERIM NEW STAR SUB-ADVISORY AGREEMENT BY THE BOARD

            In considering the Interim New Star Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim New Star Sub-advisory Agreement; (ii) that the fees under the Interim New Star Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Interim New Star Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of New Star on September 29, 2004.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE STRONG OVERSEAS FUND VOTE IN FAVOR OF THE INTERIM NEW STAR SUB-ADVISORY AGREEMENT WITH NEW STAR.

                              INFORMATION ON VOTING

            This Prospectus/Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the Strong Funds to solicit your vote for several proposals at a special meeting of shareholders of the Strong Funds ("Meeting"). The Meeting will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on December 10, 2004 at 9:00 a.m. (Central Time).

            You may vote in one of three ways:

                  o complete and sign the enclosed proxy ballot and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

                  o vote on the Internet at the website address listed on your proxy ballot; or

                  o     call the toll-free number printed on your proxy ballot.

            PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.

            You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the appropriate Strong Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

            Only shareholders of record on October 1, 2004 are entitled to receive notice of and to vote at the Meeting or at any adjournment thereof. Each whole share held as of the close of business on October 1, 2004 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. For each Strong Fund, a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum for the conduct of all business.

            When a quorum is present, approval of each proposal is required as follows:


--------------------------------------------------------------------------------------------------------------------------------
                          PROPOSAL                                                VOTING REQUIREMENT
--------------------------------------------------------------------------------------------------------------------------------
1.  Approval of an Agreement and Plan of              The affirmative vote of a majority of the shares entitled to vote.
      Reorganization
--------------------------------------------------------------------------------------------------------------------------------
2.  Approval of an Interim Advisory Agreement         The affirmative vote of the lesser of (1) 67% or more of the shares of a
                                                      Strong Fund present or represented by proxy at the Meeting, if holders of more than 50% of the Strong Fund's outstanding shares are present or represented by proxy, or (2) more than 50% of the Strong Fund's outstanding shares.
--------------------------------------------------------------------------------------------------------------------------------
3.   Approval of an Interim Sub-advisory Agreement    The affirmative vote of the lesser of (1) 67% or more of the shares of a
                                                      Strong Fund present or represented by proxy at the Meeting, if holders of more than 50% of the Strong Fund's outstanding shares are present or represented by proxy, or (2) more than 50% of the Strong Fund's outstanding shares.
--------------------------------------------------------------------------------------------------------------------------------

            The Meeting may be adjourned at any time, including after action on one or more matters, by a majority of the votes properly voting on the question of adjourning the Meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting if the new date, time, or place is announced at the meeting before adjournment. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the date set for the original meeting (in which case the Board will set a new record date), the Strong Funds will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

            All proxies voted, including abstentions, will be counted towards establishing a quorum. Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast for that proposal. Abstentions are not considered "votes cast" and, therefore, will have the effect of a vote against a proposal. Abstentions effectively result in a vote "against" and are disregarded in determining whether a proposal has received enough votes. Broker non-votes are not expected to be generated by these proposals and, therefore, will have no affect on quorum or the voting requirement.

            The Board knows of no matters other than those described in this Prospectus/Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board's intention that proxies will be voted on such matters based on the judgment of the person named in the enclosed form of proxy.

            In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of SCM or an affiliate, who will not be paid for their services, the Fund or a solicitor may solicit proxies by telephone, facsimile, oral, Internet, or e-mail communication. SCM and Funds Management have engaged the proxy solicitation firm of D.F. King, Inc. who will be paid approximately $______, plus out-of-pocket expenses, for their services. SCM and Funds Management will share the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of D.F. King, Inc. SCM and Funds Management also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Strong Funds and the Acquiring Funds will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

                               OUTSTANDING SHARES

            As of October 1, 2004, each Strong Fund and Acquiring Fund had the following numbers of shares outstanding:

   Strong Asia Pacific Fund                                  11,254,294.594
   Strong Balanced Fund                                       8,177,301.925
   Strong Corporate Bond Fund                                49,470,396.074
   Strong Discovery Fund                                      8,371,360.252
   Strong Dividend Income Fund                                7,931,882.843
   Strong Dow 30 Value Fund                                   5,680,858.673
   Strong Endeavor Fund                                       2,161,209.700
   Strong Energy Fund                                         1,152,191.964
   Strong Enterprise Fund                                    11,726,891.659
   Strong Florida Municipal Money Market Fund                18,648,023.910
   Strong Government Securities Fund                        128,787,743.636
   Strong Growth 20 Fund                                     10,940,709.561
   Strong Growth and Income Fund                             26,438,497.346
   Strong Growth Fund                                        82,657,675.391
   Strong Heritage Money Fund                               610,643,210.510
   Strong High-Yield Bond Fund                               46,990,623.266
   Strong Index 500 Fund                                     12,308,020.449
   Strong Intermediate Municipal Bond Fund                    3,602,687.653
   Strong Large Cap Core Fund                                   396,844.118
   Strong Large Cap Growth Fund                              24,472,921.656

   Strong Large Company Growth Fund                           5,116,850.353
   Strong Life Stage Series - Aggressive Portfolio            3,136,757.824
   Strong Life Stage Series - Conservative Portfolio          2,110,434.433
   Strong Life Stage Series - Moderate Portfolio              5,642,921.596
   Strong Mid Cap Disciplined Fund                           32,650,101.498
   Strong Minnesota Tax-Free Fund                               437,982.169
   Strong Money Market Fund                               1,080,459,755.210
   Strong Municipal Money Market Fund                       884,397,377.490
   Strong Opportunity Fund                                   57,177,768.497
   Strong Overseas Fund                                       9,106,043.633
   Strong Short-Term Bond Fund                               66,874,653.607
   Strong Short-Term High Yield Bond Fund                    25,567,249.356
   Strong Short-Term High Yield Municipal Fund               15,399,832.207
   Strong Short-Term Income Fund                              5,185,086.590
   Strong Short-Term Municipal Bond Fund                     50,298,697.049
   Strong Small Company Value Fund                            6,607,148.228
   Strong Small/Mid Cap Value Fund                            1,110,900.687
   Strong Tax-Free Money Fund                             1,098,310,486.320
   Strong Ultra Short-Term Income Fund                      158,319,298.930
   Strong Ultra Short-Term Municipal Income Fund            252,880,528.579
   Strong Wisconsin Tax-Free Fund                             4,599,008.179
   WF Index Fund                                             24,046,412.592
   WF Minnesota Tax-Free Fund                                17,182,644.491
   WF Money Market Fund                                   6,802,329,561.541
   WF National Tax-Free Money Market Fund                 2,273,569,393.990

                 INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS

            Each Acquiring Fund, except for the WF Index Fund, WF Minnesota Tax-Free Fund, WF Money Market Fund, and WF National Tax-Free Money Market Fund, is a newly created series of the trust of which it is a series and will not issue shares until the Reorganization is consummated. Any person owning more than 25% of a Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. To the knowledge of the Strong Funds and the Wells Fargo Funds, as of October 1, 2004, the following are the only persons who owned of record or beneficially, more than 25% of the outstanding shares of any Strong Fund or Acquiring Fund:

-----------------------------------------------------------------------------------------------------------
                 FUND                            NAME & ADDRESS               CLASS:         % OF FUND
                                                                        TYPE OF OWNERSHIP
-----------------------------------------------------------------------------------------------------------
Strong Dow 30 Value Fund                 Charles Schwab & Co Inc              Direct           36.84%
                                         San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------
Strong Endeavor Fund                     Strong Moderate Portfolio a          Direct           40.22%
                                         Series of Strong Life Stage
                                         Series Inc
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
-----------------------------------------------------------------------------------------------------------
Strong Endeavor Fund                     Strong Aggressive Portfolio A        Direct           29.34%
                                         Series of Strong Life Stage
                                         Series Inc.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                 FUND                            NAME & ADDRESS               CLASS:         % OF FUND
                                                                        TYPE OF OWNERSHIP
-----------------------------------------------------------------------------------------------------------
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
-----------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        Charles Schwab & Co Inc              Direct           26.12%
                                         San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund              Charles Schwab & Co Inc              Direct           25.76%
                                         San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------
Strong Life Stage Series -Conservative   SSBT Trustee/Custodian               Direct           69.33%
Portfolio                                PO Box 1408
                                         Milwaukee, WI 53201-1408
-----------------------------------------------------------------------------------------------------------
Strong Life Stage Series - Moderate      SSBT Trustee/Custodian               Direct           76.93%
Portfolio                                PO Box 1408
                                         Milwaukee, WI 53201-1408
-----------------------------------------------------------------------------------------------------------
Strong Life Stage Series - Aggressive    SSBT Trustee/Custodian               Direct           54.91%
Portfolio                                PO Box 1408
                                         Milwaukee, WI 53201-1408
-----------------------------------------------------------------------------------------------------------
Strong Mid Cap Disciplined Fund          Charles Schwab & Co Inc              Direct           27.10%
                                         San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------
Strong Minnesota Tax-Free Fund           US Clearing a Division of            Direct           33.80%
                                         Fleet Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
-----------------------------------------------------------------------------------------------------------
Strong Short-Term High-Yield Bond Fund   Charles Schwab & Co Inc              Direct           41.57%
                                         San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------
Strong Short-Term Income Fund            Strong Investments Inc               Direct           82.55%
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
-----------------------------------------------------------------------------------------------------------
Strong Short-Term Municipal Bond Fund    National Financial Services          Direct           26.66%
                                         Corp.
                                         PO Box 3750
                                         New York, NY 10008-3750
-----------------------------------------------------------------------------------------------------------
Wells Fargo Index Fund                   Wells Fargo Bank NA, FBO             Class I:
                                         Index Fund I                         Record             84.82%
                                         ATTN: Mutual Fund Ops
                                         PO Box 1533
                                         Minneapolis, MN  55480-1533
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                 FUND                            NAME & ADDRESS               CLASS:         % OF FUND
                                                                        TYPE OF OWNERSHIP
-----------------------------------------------------------------------------------------------------------
Wells Fargo Minnesota Tax-Free Fund      Wells Fargo Bank NA, FBO             Class I:
                                         Minnesota Tax-Free I                 Record             31.95%
                                         ATTN: Mutual Fund Ops
                                         PO Box 1533
                                         Minneapolis, MN  55480-1533

                                         Wells Fargo Bank NA, FBO             Record             30.40%
                                         Minnesota Tax-Free I
                                         ATTN: Mutual Fund Ops
                                         PO Box 1533
                                         Minneapolis, MN  55480-1533
-----------------------------------------------------------------------------------------------------------
Wells Fargo Money Market Fund            Wells FargoService Company           Class A:
                                         FBO Sweep Funds FA                   Record             34.77%
                                         Retail Sweep Operations
                                         3401 N 4th Ave # N9777-131
                                         Sioux Falls, SD 57104-0783           Record             24.76%

                                         Wells Fargo Investments LLC
                                         C/O Alec O'Connor                    Class B:
                                         625 Marquette Ave Fl 12              Record             17.28%
                                         Minneapolis, MN  55402-2308

                                         Wells FargoService Company
                                         FBO Sweep Funds FA
                                         Retail Sweep Operations              Class Trust:       18.65%
                                         3401 N 4th Ave # N9777-131           Record
                                         Sioux Falls, SD 57104-0783

                                         Wells Fargo Bank NA
                                         ATTN: Cash Sweep Dept
                                         MAC N9306-04C
                                         733 Marquette Ave
                                         Minneapolis, MN  55479-0001
-----------------------------------------------------------------------------------------------------------
Wells Fargo National Tax- Free Money     Wells Fargo Institutional            Class I:
Market Fund                              Brokerage Services                   Record              7.48%
                                         C/O Sean O'Farrell
                                         608 2nd Avenue S # N9303-054
                                         Minneapolis, MN  55479-0001
                                                                              Record              6.94%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                 FUND                            NAME & ADDRESS               CLASS:         % OF FUND
                                                                        TYPE OF OWNERSHIP
-----------------------------------------------------------------------------------------------------------
                                         Wells Fargo Bank NA
                                         ATTN: Cash Sweep Dept
                                         MAC N9306-04C
                                         733 Marquette Ave
                                         Minneapolis, MN  55479-0001          Class S:
                                                                              Record             20.91%
                                         Wells Fargo Bank NA
                                         ATTN: Cash Sweep Dept
                                         MAC N9306-04C                        Class Trust:
                                         733 Marquette Ave                    Record             13.69%
                                         Minneapolis, MN  55479-0001

                                         Wells Fargo Bank NA
                                         ATTN: Cash Sweep Dept
                                         MAC N9306-04C
                                         733 Marquette Ave
                                         Minneapolis, MN  55479-0001
-----------------------------------------------------------------------------------------------------------

            To the knowledge of the Strong Funds and the Wells Fargo Funds, as of October 1, 2004, the following are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of any Class of any Strong Fund or Acquiring Fund:

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund                 Strong Investments Inc                   Investor; Direct     21.48%            21.48%
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund                 Charles Schwab & Co Inc                  Investor; Direct     17.19%            17.19%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund                 US Clearing a Division of Fleet          Investor; Direct     5.88%              5.88%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Balanced Fund                     Charles Schwab & Co Inc                  Investor; Direct     5.48%              5.48%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund               Charles Schwab & Co Inc                  Investor; Direct     18.05%            14.91%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund               State Street Bank & Trust                Investor; Direct     7.28%              6.01%
                                         200 Newport Ave Ste Q75
                                         Quincy, MA 02170-1742
------------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund               Charles Schwab & Co Inc                  Advisor; Direct      71.11%             2.78%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund               Great West Life & Annuity Insurance      Advisor; Direct      8.24%              0.32%
                                         Company
                                         8515 E Orchard Rd
                                         Englewood, CO 80111-5037
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund               Orchard Trust Company Cust               Advisor; Direct      6.48%              0.25%
                                         8515 E Orchard Rd #2T2
                                         Englewood, CO 80111-5037
------------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund               75% Equity Portfolio                     Institutional;       21.89%             2.94%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund               50% Equity Portfolio                     Institutional;       18.83%             2.53%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund               90% Equity Portfolio                     Institutional;       14.03%             1.88%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund               60% Equity Portfolio                     Institutional;       11.63%             1.56%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund               35% Equity Portfolio                     Institutional;       11.39%             1.53%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund               20% Equity Portfolio                     Institutional;       10.38%             1.39%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund               National Financial Services Corp Dept    Institutional;       9.70%              1.30%
                                         5th Floor                                Direct
                                         One World Financial Center
                                         200 Liberty St
                                         New York, NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
Strong Discovery Fund                    Charles Schwab & Co Inc                  Investor; Direct     11.51%            11.51%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Dividend Income Fund              Charles Schwab & Co Inc                  Investor; Direct     21.31%            11.94%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Dividend Income Fund              US Clearing Corp                         Investor; Direct     5.58%              3.12%
                                         26 Broadway
                                         New York, NY 10004-1798
------------------------------------------------------------------------------------------------------------------------------------
Strong Dividend Income Fund              SSBT Trustee/Cust                        Class K; Direct      100.00%            1.93%
                                         PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Dow 30 Value Fund                 Charles Schwab & Co Inc                  Investor; Direct     36.84%            12.63%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Endeavor Fund                     Strong Moderate Portfolio a Series of    Investor; Direct     40.22%             8.53%
                                         Strong Life Stage Series Inc
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Endeavor Fund                     Strong Aggressive Portfolio A Series     Investor; Direct     29.34%             6.22%
                                         of Strong Life Stage Series Inc.
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Endeavor Fund                     Strong Conservative Portfolio A Series   Investor; Direct     9.77%              2.07%
                                         of Strong Life Stage Series Inc
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Energy Fund                       Charles Schwab & Co Inc                  Investor; Direct     17.08%             1.38%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Energy Fund                       US Clearing a Division of Fleet          Investor; Direct     10.32%             0.84%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Energy Fund                       Charles B Levinson & Sara M Levinson     Investor; Direct     6.96%              0.56%
                                         Community Property
                                         14044 W Rico Dr
                                         Sun City West, AZ 85375-2801
------------------------------------------------------------------------------------------------------------------------------------
Strong Enterprise Fund                   Strong Investments Inc                   Investor; Direct     10.34%             9.82%
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Enterprise Fund                   Charles Schwab & Co Inc                  Investor; Direct     8.22%              7.81%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Enterprise Fund                   US Clearing a Division of Fleet          Investor; Direct     7.00%              6.65%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Enterprise Fund                   Charles Schwab & Co Inc                  Advisor; Direct      80.26%             0.47%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Enterprise Fund                   Prudential Investment Mgmnt Service      Institutional;       74.44%             1.44%
                                         194 Wood Avenue South                    Direct
                                         Iselin NJ 08830
------------------------------------------------------------------------------------------------------------------------------------
Strong Enterprise Fund                   Charles Schwab & Co Inc                  Institutional;       22.80%             0.44%
                                         San Francisco, CA 94104-4122             Direct
------------------------------------------------------------------------------------------------------------------------------------
Strong Enterprise Fund                   SSBT Trustee/Cust                        Class K; Direct      92.85%             4.12%
                                         PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Enterprise Fund                   SSBT Trustee/Cust                        Class K; Direct      7.15%              0.32%
                                         PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Florida Municipal Money Market    US Clearing a Division of Fleet          Investor; Direct     17.96%             0.09%
Fund                                     Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Florida Municipal Money Market    Strong Financial Corporation             Investor; Direct     10.72%             0.06%
Fund                                     100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Florida Municipal Money Market    Sylvia K Stevens Trust                   Investor; Direct     6.51%              0.03%
Fund                                     Milton S Stevens Trust
                                         Sylvia K Stevens Trust
                                         PO Box 490194
                                         Key Biscayne, FL 33149-0194
------------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        Charles Schwab & Co Inc                  Investor; Direct     25.12%            22.18%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        Fidelity Investments                     Investor; Direct     6.40%              5.65%
                                         100 Magellan Way #KW1C
                                         Covington, KY 41015-1987
------------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        Nationwide Trust Company FSB             Investor; Direct     5.68%              5.02%
                                         PO Box 182029
                                         Columbus, OH 43218
------------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        Charles Schwab & Co Inc                  Advisor; Direct      70.88%             3.89%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        Investors Bank & Trust Co Tr 4           Advisor; Direct      10.89%             0.60%
                                         Manhattanville Rd
                                         Purchase NY 10577-2139
------------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        Balanced Portfolio                       Institutional;       24.22%             1.45%
                                         Edvest WI College Savings Program        Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        50% Equity Portfolio                     Institutional;       15.78%             0.94%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        60% Equity Portfolio                     Institutional;       9.75%              0.58%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        35% Equity Portfolio                     Institutional;       9.55%              0.57%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        75% Equity Portfolio                     Institutional;       9.18%              0.55%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        20% Equity Portfolio                     Institutional;       8.70%              0.52%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        Merrill Lynch Pierce Fenner & Smith Inc  Class C; Direct      18.03%             0.44%
                                         4800 Dear Lake Dr E Fl 3
                                         Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund        American Enterprise                      Class C; Direct      5.22%              0.01%
                                         PO Box 9446
                                         Minneapolis, MN 55440
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       Charles Schwab & Co Inc                  Investor; Direct     10.46%             7.38%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       Charles Schwab & Co Inc                  Advisor; Direct      83.07%             0.33%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       Aggressive Portfolio                     Institutional;       19.33%             3.11%
                                         Edvest WI College Savings Program        Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       90% Equity Portfolio                     Institutional;       15.17%             2.44%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       Deutsche Bank Securities Inc             Institutional;       13.88%             2.23%
                                         PO Box 1346                              Direct
                                         Baltimore, MD 21203
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       75% Equity Portfolio                     Institutional;       11.84%             1.91%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       Moderate Portfolio                       Institutional;       10.38%             1.67%
                                         Edvest WI College Savings Program        Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       SSBT Trustee/Custodian                   Institutional;       8.47%              1.36%
                                         PO Box 1408                              Direct
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       50% Equity Portfolio                     Institutional;       7.64%              1.23%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       Balanced Portfolio                       Institutional;       6.25%              1.01%
                                         Edvest WI College Savings Program        Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       Strong Financial Corporation             Class C; Direct      39.93%             0.01%
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       LPL Financial Services                   Class C; Direct      8.32%              0.00%
                                         9785 Towne Centre Drive
                                         San Diego, CA 92121-1968
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       American Enterprise Investment SVCS      Class C; Direct      6.20%              0.00%
                                         PO Box 9446
                                         Minneapolis, MN 55440
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       American Enterprise Investment SVCS      Class C; Direct      6.16%              0.00%
                                         PO Box 9946
                                         Minneapolis, MN 55440
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       American Enterprise Investment SVCS      Class C; Direct      5.45%              0.00%
                                         PO Box 9446
                                         Minneapolis, MN 55440
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       American Enterprise Investments SVCS     Class C; Direct      5.38%              0.00%
                                         PO Box 9446
                                         Minneapolis, MN 55449
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       SSBT Trustee/Cust                        Class K; Direct      90.70%             3.72%
                                         PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund                       SSBT Trustee/Cust                        Class K; Direct      9.30%              0.38%
                                         PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth 20 Fund                    Charles Schwab & Co Inc                  Investor; Direct     14.58%             1.30%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth 20 Fund                    US Clearing a Division of Fleet          Investor; Direct     6.00%              0.54%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth 20 Fund                    Charles Schwab & Co Inc                  Advisor; Direct      58.72%             0.17%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth 20 Fund                    UMB Bank NA                              Advisor; Direct      22.71%             0.07%
                                         1 SW Security Benefit Pl
                                         Topeka, KS 66636-0001
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth 20 Fund                    UMG Bank NA                              Advisor; Direct      9.04%              0.03%
                                         1 SW Security Benefit Pl
                                         Topeka, KS 66636-0001
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund            Strong Investments Inc                   Investor; Direct     18.16%            15.95%
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund            SSBT Trustee/Cust                        Investor; Direct     8.93%              7.84%
                                         PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund            Charles Schwab & Co Inc                  Investor; Direct     7.41%              6.51%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund            Charles Schwab & Co Inc                  Advisor; Direct      65.45%             0.73%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund            Master Account                           Advisor; Direct      16.39%             0.18%
                                         Participating Kemflex Plans
                                         811 Main St
                                         Kansas City, MO 64105-2005
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund            UMB Bank NA                              Advisor; Direct      7.74%              0.09%
                                         1 SW Security Benefit Pl
                                         Topeka, KS 66636-0001
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund            SSBT Trustee/Custodian                   Institutional;       88.78%             5.76%
                                         PO Box 1408                              Direct
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund            SSBT Trustee/Custodian                   Institutional;       7.58%              0.49%
                                         PO Box 1408                              Direct
                                         Milwaukee, WI 53201=1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund            SSBT Trustee/Cust                        Class K; Direct      41.54%             1.63%
                                         PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund            Strong Moderate Portfolio A Series of    Class K; Direct      26.66%             1.05%
                                         Strong Life Stage Series Inc.
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund            Strong Aggressive Portfolio A Series     Class K; Direct      21.88%             0.86%
                                         of Strong Life Stage Series Inc.
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income Fund            Strong Conservative Portfolio A Strong   Class K; Direct      9.70%              0.38%
                                         Life Stage Series Inc.
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund               US Clearing Corp                         Investor; Direct     22.96%            17.36%
                                         26 Broadway
                                         New York, NY 10004-1798
------------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund               RIH Segregated                           Advisor; Direct      36.35%             0.01%
                                         100 Plaza One
                                         Jersey City, NJ 07311-3901
------------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund               Raymond James & Associates Inc           Advisor; Direct      29.30%             0.01%
                                         880 Carillon Pkwy
                                         St. Petersburg, FL 33716
------------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund               Raymond James & Associates Inc           Advisor; Direct      18.87%             0.00%
                                         880 Carillon Pkwy
                                         St. Petersburg, FL 33716
------------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund               Raymond James & Associates Inc           Advisor; Direct      10.35%             0.00%
                                         880 Carillon Pkwy
                                         St. Petersburg, FL 33716
------------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund               Raymond James & Associates Inc           Advisor; Direct      5.13%              0.00%
                                         880 Carillon Pkwy
                                         St. Petersburg, FL 33716
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund               Strong Financial Corporation             Institutional;       22.55%             5.55%
                                         100 Heritage Reserve                     Direct
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund               Gilbert P. Hyatt                         Institutional;       7.06%              1.74%
                                         PO Box 81230                             Direct
                                         Las Vegas, NV 89180-1230
------------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund               Richard T. Weiss                         Institutional;       6.33%              1.56%
                                         100 Heritage Reserve                     Direct
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund               US Clearing Corp                         Institutional;       6.27%              1.54%
                                         26 Broadway                              Direct
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Money Fund               Bear Stearns Securities Corp             Institutional;       5.67%              1.40%
                                         1 Metrotech Center North                 Direct
                                         Brooklyn, NY 11201-3859
------------------------------------------------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund              Charles Schwab & Co Inc                  Investor; Direct     24.17%            19.86%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund              National Investor Services               Investor; Direct     5.05%              4.15%
                                         55 Water Street, 32nd Floor
                                         New York, NY 10041
------------------------------------------------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund              Charles Schwab & Co Inc                  Advisor; Direct      95.81%             5.94%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund              Deseret Mutual Benefit                   Institutional;       92.66%            11.23%
                                         60 E South Temple                        Direct
                                         Salt Lake City UT 84111-1004
------------------------------------------------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund              McAllen Firemen's Pension & Relief Fund  Institutional;       5.93%              0.72%
                                         PO Box 220                               Direct
                                         McAllen, TX 78505-0220
------------------------------------------------------------------------------------------------------------------------------------
Strong Index 500 Fund                    SSBT Trustee/Custodian                   Investor; Direct     15.05%             5.09%
                                         PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Index 500 Fund                    US Clearing a Division of Fleet          Investor; Direct     11.99%             4.05%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Intermediate Municipal Bond Fund  Strong Investments Inc                   Investor; Direct     18.47%            18.47%
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Intermediate Municipal Bond Fund  Skywest Inc                              Investor; Direct     13.03%            13.03%
                                         444 S River Road
                                         St George, UT 84790-2085
------------------------------------------------------------------------------------------------------------------------------------
Strong Intermediate Municipal Bond Fund  US Clearing a Division of Fleet          Investor; Direct     11.33%            11.33%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Intermediate Municipal Bond Fund  Charles Schwab & Co Inc                  Investor; Direct     10.11%            10.11%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Large Cap Core Fund               Charles Schwab & Co Inc                  Investor; Direct     13.43%             0.10%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Large Cap Core Fund               US Clearing a Division of Fleet          Investor; Direct     12.28%             0.09%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Large Cap Growth Fund             SSBT Trustee/Cust                        Investor; Direct     5.22%              5.22%
                                         PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Large Company Growth Fund         SSBT Trustee/Custodian                   Investor; Direct     20.99%            15.55%
                                         PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Large Company Growth Fund         Charles Schwab & Co Inc                  Investor; Direct     16.26%            12.04%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Large Company Growth Fund         US Clearing a Division of Fleet          Investor; Direct     10.53%             7.80%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Large Company Growth Fund         Merrill Lynch Pierce Fenner & Smith Inc  Investor; Direct     5.41%              4.01%
                                         4800 Deer Lake Dr E Fl 3
                                         Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
Strong Large Company Growth              SSBT Trustee/Custodian                   Class K; Direct      97.10%             4.05%
                                         PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Life Stage Series Conservative    SSBT Trustee/Custodian                   Investor; Direct     69.33%            69.33%
Portfolio                                PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Life Stage Series Moderate        SSBT Trustee/Custodian                   Investor; Direct     76.93%            76.93%
Portfolio                                PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Life Stage Series Aggressive      SSBT Trustee/Custodian                   Investor; Direct     54.91%            54.91%
Portfolio                                PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Mid Cap Disciplined Fund          Charles Schwab & Co Inc                  Investor; Direct     27.10%            27.10%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Mid Cap Disciplined Fund          National Investor Services               Investor; Direct     13.18%            13.18%
                                         55 Water Street, 32nd Floor
                                         New York, NY 10041
------------------------------------------------------------------------------------------------------------------------------------
Strong Mid Cap Disciplined Fund          Strong Investments, Inc.                 Investor; Direct     7.38%              7.38%
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Minnesota Tax-Free Fund           US Clearing a Division of Fleet          Investor; Direct     32.63%             0.74%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Minnesota Tax-Free Fund           Wells Fargo Investments LLC              Class C; Direct      20.47%             0.05%
                                         608 Second Avenue South 8th Flr
                                         Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------------------------------------
Strong Minnesota Tax-Free Fund           US Clearing                              Class C; Direct      8.65%              0.02%
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Minnesota Tax-Free Fund           American Enterprise Investment Svcs      Class C; Direct      8.64%              0.02%
                                         P.O Box 9446
                                         Minneapolis, MN 55440
------------------------------------------------------------------------------------------------------------------------------------
Strong Minnesota Tax-Free Fund           US Clearing                              Class C; Direct      7.92%              0.02%
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Minnesota Tax-Free Fund           Wells Fargo Investments LLC              Class C; Direct      7.42%              0.02%
                                         608 Second Avenue South 8th Flr
                                         Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------------------------------------
Strong Minnesota Tax-Free Fund           US Clearing                              Class C; Direct      6.73%              0.02%
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Minnesota Tax-Free Fund           US Clearing                              Class C; Direct      5.17%              0.01%
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Money Market Fund                 US Clearing a Division of Fleet          Investor; Direct     17.29              2.39%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Money Market Fund                 SSBT Trustee/Cust                        Investor; Direct     7.75%              1.07%
                                         PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Municipal Money Market Fund       Southwest Bank of Texas NA               Investor; Direct     7.32%              7.32%
                                         PO Box 27459
                                         Houston, TX 77227-7459
------------------------------------------------------------------------------------------------------------------------------------
Strong Municipal Money Market Fund       US Clearing a Division of Fleet          Investor; Direct     5.88%              5.88%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund                  Charles Schwab & Co Inc                  Investor; Direct     13.32%            12.66%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund                  Fidelity Investments 100 Magellan Way    Investor; Direct     6.41%              6.09%
                                         #KW1C
                                         Covington, KY 41015-1987
------------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund                  Charles Schwab & Co Inc                  Advisor Class        41.41%             2.55%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund                  State Street Bank & Trust Co 200         Advisor Class        46.15%             2.29%
                                         Newport Avenue
                                         North Quincy, MA 02171-2102
------------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund                  SSBT Trustee/Cust                        Class K; Direct      90.56%             0.06%
                                         PO Box 1408
                                         Milwaukee, WI 53201-1408
------------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund                  Strong Financial Corporation             Class K; Direct      9.44%              0.01%
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
-----------------------------------------------------------------------------------------------------------------------------------
Strong Overseas Fund                     Strong Investments Inc                   Investor; Direct     21.65%            21.69%
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Overseas Fund                     Aggressive Portfolio                     Investor; Direct     13.28%            13.31%
                                         Edvest WI College Savings Program
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Overseas Fund                     Charles Schwab & Co Inc                  Investor; Direct     5.39%              5.40%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Overseas Fund                     Strong Financial Corporation             Institutional;       87.86%             0.13%
                                         100 Heritage Reserve                     Direct
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Overseas Fund                     Timothy L Birkenstock & Crystal L        Institutional;       7.75%              0.01%
                                         Birkenstock JT Ten                       Direct
                                         W293 N3923 Round Hill Cir
                                         Pewaukee, WI 53072-3159
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund              Charles Schwab & Co Inc                  Investor; Direct     16.27%            13.46%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund              Charles Schwab & Co Inc                  Advisor; Direct      88.22%             1.40%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund              20% Equity Portfolio                     Institutional;       14.58%             1.14%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund              50% Equity Portfolio                     Institutional;       13.23%             1.04%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund              35% Equity Portfolio                     Institutional;       10.67%             0.84%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund              60% Equity Portfolio                     Institutional;       8.17%              0.64%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund              Balanced Portfolio                       Institutional;       8.12%              0.64%
                                         Edvest WI College Savings Program        Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund              Muhlenberg College                       Institutional;       8.08%              0.63%
                                         2400 W Chew St                           Direct
                                         Allentown, PA 18104-5564
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund              Bond Portfolio                           Institutional;       6.65%              0.52%
                                         Edvest WI College Savings Program        Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund              Co-Bank Company                          Institutional;       5.42%              0.42%
                                         C/0 County National Bank                 Direct
                                         PO Box 42
                                         Clearfield, PA 16830-0042
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term High-Yield Bond Fund   Charles Schwab & Co Inc                  Investor; Direct     27.12%            20.42%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term High-Yield Bond Fund   Strong Investments Inc                   Investor; Direct     14.96%            11.27%
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term High-Yield Bond Fund   Charles Schwab & Co Inc                  Advisor; Direct      84.45%            21.44%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term High-Yield Bond Fund   Trucojo                                  Advisor; Direct      13.61%             3.46%
                                         4305 Frederick Blvd
                                         PO Box 846
                                         St Joseph, MO 64502-0846
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term High Yield Municipal   Dean V White                             Investor; Direct     28.52%             6.52%
Fund                                     1000 E 80th Place Ste 700N
                                         Merrillville, IN 46410-5667
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term High Yield Municipal   Charles Schwab & Co Inc                  Investor; Direct     10.11%             2.31%
Fund                                     101 Montgomery St
                                         San Francisco CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term High Yield Municipal   Skywest Inc                              Investor; Direct     9.59%              2.19%
Fund                                     444 S River Road
                                         St George UT 84790-2085
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Income Fund            Strong Investments Inc                   Investor; Direct     82.55%             6.73%
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Income Fund            US Clearing a Division of Fleet          Investor; Direct     10.73%             0.87%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Municipal Bond Fund    Charles Schwab & Co Inc                  Investor; Direct     17.26%            13.23%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Municipal Bond Fund    Merrill Lynch Pierce Fenner & Smith Inc  Class C; Direct      71.31%             0.78%
                                         4800 Deer Lake Dr E Fl 3
                                         Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Municipal Bond Fund    Raymond James & Assoc Inc                Class C; Direct      14.44%             0.16%
                                         880 Carillon Pkwy
                                         St. Petersburg, FL 77227-2352
------------------------------------------------------------------------------------------------------------------------------------
Strong Small Company Value Fund          Charles Schwab & Co Inc                  Investor; Direct     19.38%            19.38%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Small Company Value Fund          US Clearing a Division of Fleet          Investor; Direct     12.13             12.13
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Small/Mid Cap Value Fund          Christina Mattin                         Investor; Direct     15.02%            15.02%
                                         PO Box 1632
                                         New Canaan, CT 06840-1632
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Small/Mid Cap Value Fund          US Clearing a Division of Fleet          Investor; Direct     12.72%            12.72%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Small/Mid Cap Value Fund          Strong Financial Corporation             Investor; Direct     7.31%              7.31%
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Tax-Free Money Fund               US Clearing a Division of Fleet          Investor; Direct     14.52%             4.52%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Income Fund      Charles Schwab & Co Inc                  Investor; Direct     16.93%            15.23%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Income Fund      Charles Schwab & Co Inc                  Advisor; Direct      86.73%             5.29%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Income Fund      Charles Schwab & Co Inc                  Institutional;       16.07%             0.70%
                                         San Francisco, CA 94104-4122             Direct
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Income Fund      National Investor Services               Institutional;       11.59%             0.50%
                                         55 Water Street, 32nd Floor              Direct
                                         New York, NY 10041
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Income Fund      50% Equity Portfolio                     Institutional;       10.49%             0.45%
                                         Tomorrow's Scholar College Savings Plan  Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Income Fund      Canal Securities Company                 Institutional;       7.14%              0.31%
                                         PO Box 1522                              Direct
                                         Elmira, NY 14902-1522
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Income Fund      Balanced Portfolio                       Institutional;       6.44%              0.28%
                                         Edvest WI College Savings Program        Direct
                                         100 Heritage Reserve
                                         Menomonee Falls, WI 53051
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Municipal        Charles Schwab & Co Inc                  Investor; Direct     11.04%             7.96%
Income                                   San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Municipal        US Clearing a Division of Fleet          Investor; Direct     6.51%              4.69%
Income                                   Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Municipal        Charles Schwab & Co Inc                  Advisor; Direct      87.60%             2.86%
Income                                   San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Municipal        National Financial Services 5th Flr      Institutional;       14.01%             3.41%
Income                                   One World Financial Center               Direct
                                         200 Liberty St
                                         New York, NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Municipal        US Natural Resources Inc                 Institutional;       9.42%              2.29%
Income                                   8000 NE Parkway Dr Ste 100               Direct
                                         Vancouver, WA 98662-6738
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Municipal        Drake & Co                               Institutional;       8.13%              1.98%
Income                                   333 W 34th St Fl 7                       Direct
                                         New York, NY 10001-2402
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Municipal        Jon E. Kinzenbaw & Marcia A. Kinzenbaw   Institutional;       7.93%              1.93%
Income                                   Ten Com                                  Direct
                                         2148 PP Ave
                                         Williamsburg, IA 52361-8567
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Municipal        N B Kurnick Tr Revocable Trust           Institutional;       5.55%              1.35%
Income                                   16251 Tisbury Cir                        Direct
                                         Huntington Beach, CA 92649
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Municipal        Charles Schwab & Co Inc                  Institutional;       5.46%              1.33%
Income                                   San Francisco, CA 94104-4122             Direct
------------------------------------------------------------------------------------------------------------------------------------
Strong Wisconsin Tax-Free Fund           US Clearing a Division of Fleet          Investor; Direct     17.46%            16.59%
                                         Securities Inc
                                         26 Broadway
                                         New York, NY 10004-1703
------------------------------------------------------------------------------------------------------------------------------------
Strong Wisconsin Tax-Free Fund           Charles Schwab & Co Inc                  Investor; Direct     13.18%            12.53%
                                         San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Strong Wisconsin Tax-Free Fund           American Enterprise Investment Svcs      Class C; Direct      11.10%             0.53%
                                         PO Box 9446
                                         Minneapolis, MN 55440
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Index Fund                   Wells Fargo Bank NA, FBO                 Class I:                                6.41%
                                         Index Fund I                             Record                 9.70%
                                         ATTN: Mutual Fund Ops
                                         PO Box 1533
                                         Minneapolis, MN  55480-1533
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Minnesota Tax-Free Fund      Charles Schwab & Co Inc                  Class A:
                                         Special Custody Account                  Record                 7.69%            1.52%
                                         Exclusively FBO the Customers
                                         101 Montgomery St
                                         San Francisco, CA 94104-4122

                                         American Enterprise Investment           Class B:
                                         Services FBO 890000611                   Record                 5.46%            0.40%
                                         PO Box 9446
                                         Minneapolis, MN  55440-9446

                                         Wells Fargo Bank NA, FBO                 Class I:
                                         Minnesota Tax-Free I                     Record                 10.05%           7.09%
                                         ATTN: Mutual Fund Ops
                                         PO Box 1533
                                         Minneapolis, MN  55480-1533
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Money Market Fund            Wells Fargo Investments LLC              Class B:
                                         A/C 8239-6426                            (Exchange)             20.52%          0.0004%
                                         608 Second Avenue South 8th Fl           Record
                                         Minneapolis, MN  55402-1916

                                         Wells Fargo Investments LLC
                                         A/C 2298-5352                            Record                 18.58%          0.0004%
                                         608 Second Avenue South 8th Fl
                                         Minneapolis, MN  55402-1916
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            FUND                                NAME & ADDRESS                        CLASS:        % OF CLASS           % OF
                                                                                     TYPE OF                           FUND POST
                                                                                     OWNERSHIP                          CLOSING
------------------------------------------------------------------------------------------------------------------------------------
                                         Wells Fargo Investments LLC              Record                 16.22%          0.0003%
                                         A/C 3710-2281
                                         608 Second Avenue South 8th Fl
                                         Minneapolis, MN  55402-1916

                                         Wells Fargo Investments LLC              Record                 13.48%          0.0003%
                                         A/C 2956-4142
                                         608 Second Avenue South 8th Fl
                                         Minneapolis, MN  55402-1916

                                         State Street Bank & Trust Co             Record                 8.42%           0.0002%
                                         Cust for the Simple IRA of
                                         Geraldine Laubert
                                         11571 Old Dallas Rd
                                         West, TX  76691-1916

                                                                                  Record                 6.44%           0.0001%
                                         Armen Bagdasarian &
                                         Rita Bagdasarian JTTEN
                                         2940 22nd Ave
                                         San Francisco, CA 94132-1505             Class C:               9.03%            0.004%
                                                                                  (Exchange)
                                         Wells Fargo Investments LLC              Record
                                         A/C 4936-4099
                                         608 Second Avenue South 8th Fl
                                         Minneapolis, MN  55402-1916              Record                 8.33%            0.003%
                                         Wells Fargo Investments LLC
                                         A/C 2521-0804
                                         608 Second Avenue South 8th Fl
                                         Minneapolis, MN  55402-1916
                                                                                  Record                 6.57%            0.003%
                                         Wells Fargo Investments LLC
                                         A/C 8960-6846
                                         608 Second Avenue South 8th Fl
                                         Minneapolis, MN  55402-1916
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo National Tax- Free Money     Wells Fargo Investments LLC
Market Fund                              C/O Alec O'Connor                                               23.15%           7.42%
                                         625 Marquette Ave Fl 12
                                         Minneapolis, MN  55402-2308

                                         Wells Fargo Bank NA
                                         ATTN: Cash Sweep Dept                                           16.32%           5.23%
                                         MAC N9306-04C
                                         733 Marquette Ave
                                         Minneapolis, MN  55479-0001

                                         Wells Fargo Institutional Brokerage
                                         Services                                                        9.00%            2.89%
                                         C/O Sean O'Farrell
                                         608 2nd Avenue S # N9303-054
                                         Minneapolis, MN  55479-0001
------------------------------------------------------------------------------------------------------------------------------------

            As of October 1, 2004, the officers and Trustees of Wells Fargo Funds as a group owned less than 1% of any Class of any Acquiring Fund.

            As of October 1, 2004, the officers and Trustees of the Strong Funds as a group owned less than 1% of any class of any Strong Fund.

                     ANNUAL MEETING AND SHAREHOLDER MEETINGS

            For each Fund, except the Strong Florida Municipal Money Market Fund, an annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held, if necessary, in April of each year or at such other time and date as the Board of the applicable Fund selects. However, no Fund is required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940 Act: (i) election of directors; (ii) approval of the Fund's investment advisory contract; (iii) ratification of the selection of the Fund's independent auditors; or (iv) approval of the Fund's distribution agreement. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Board, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote on any issue proposed to be considered at the special meeting.

            The Strong Florida Municipal Money Market Fund will not hold annual shareholder meetings unless required by the Delaware Statutory Trust Act or other applicable law. There will normally be no annual meeting of shareholders in any year in which election of Trustees by shareholders is not required by the 1940 Act. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Trustees, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

            A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Fund at the Fund's principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law. If the Reorganizations are completed, the Strong Funds will not hold another shareholder meeting.

                               DISSENTERS' RIGHTS

            If the Reorganizations are approved at the Meeting, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters' rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes state law. Shareholders of the Funds, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the closing date of the Reorganizations. After the Reorganizations, shareholders will hold shares of the Wells Fargo Funds which may also be redeemed at net asset value subject to applicable deferred sales charges and/or redemption fees (if any).


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